As Filed With the Securities and Exchange Commission on May 1, 1997

                           REGISTRATION NO. 33-12470

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                        POST-EFFECTIVE AMENDMENT NO. 18
                                       TO
                                    FORM S-6


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                     LIFE OF VIRGINIA SEPARATE ACCOUNT III
                           (Exact Name of Registrant)

                     THE LIFE INSURANCE COMPANY OF VIRGINIA
                              (Name of Depositor)
               6610 West Broad Street, Richmond, Virginia  23230
                    (Address of Principal Executive Office)
                    ---------------------------------------


                                J. Neil McMurdie
                 Associate Counsel and Assistant Vice President
                     The Life Insurance Company of Virginia
                6610 West Broad Street, Richmond, Virginia 23230
               (Name and Address of Agent for Service of Process)


                                    Copy to:
                                Stephen E. Roth
                      Sutherland, Asbill & Brennan, L.L.P.
           1275 Pennsylvania Ave., N.W. Washington, D.C.  20004-2404
------------------------------------------------------------------

It is proposed that this filing will become effective:
     immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 1997       pursuant to paragraph (b) of Rule 485
     60 days after filing pursuant to paragraph (a) of Rule 485
     on                   pursuant to paragraph (a) of Rule 485
------------------------------------------------------------------

* Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. The Registrant filed the 24f-2 Notice for the fiscal year ended December 31, 1996 on February 28, 1997.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS


ITEM NO. OF
FORM N-8B-2    CAPTION IN PROSPECTUS

 1.            Cover Page
 2.            Cover Page
 3.            Not Applicable
 4.            Distribution of the Policy
 5.            The Life Insurance Company of Virginia; Separate
                  Account III; State Regulation of Life of Virginia
 6.            Separate Account III
 7.            Not Applicable
 8.            Not Required
 9.            Legal Proceedings
10.            Summary; Separate Account III; The Funds; Charges
                  and Deductions; The Policy; Policy Rights and Benefits; Voting Rights; General Provisions
11.            Summary; The Funds
12.            Summary; The Funds
13.            Summary; Charges and Deductions; The Funds
14.            Summary; The Policy
15.            The Policy
16.            The Policy; The Funds
17.            Summary; Charges and Deductions; Policy Rights and
                  Benefits; The Funds
18.            The Funds; The Policy
19.            General Provisions; Voting Rights
20.            Not Applicable
21.            Policy Rights and Benefits; General Provisions
22.            Separate Account III
23.            Safekeeping of the Assets of Separate Account III
24.            General Provisions
25.            The Life Insurance Company of Virginia
26.            Not Applicable
27.            The Life Insurance Company of Virginia
28.            Executive Officers and Directors
29.            The Life Insurance Company of Virginia
30.            Not Applicable
31.            Not Applicable
32.            Not Applicable
33.            Not Applicable
34.            Not Applicable
35.            Distribution of the Policy

36.            Not Required
37.            Not Applicable
38.            Summary; Distribution of the Policy
39.            Summary; Distribution of the Policy
40.            Not Applicable
41.            The Life Insurance Company of Virginia;
                  Distribution of the Policy
42.            Not Applicable
43.            Not Applicable
44.            The Policy
45.            Not Applicable
46.            Policy Rights and Benefits; Charges and Deductions;
                  General Provisions
47.            The Funds
48.            Separate Account III
49.            Not Applicable
50.            Separate Account III
51.            Cover Page; Summary; The Policy; Charges and
                  Deductions
52.            The Funds
53.            Federal Tax Matters
54.            Not Applicable
55.            Not Applicable
56.            Not Required
57.            Not Required
58.            Not Required
59.            Financial Statements

                                   PROSPECTUS

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                         VARIABLE LIFE INSURANCE POLICY

                                FORM P1097 1/87

                                   Issued by:

                     THE LIFE INSURANCE COMPANY OF VIRGINIA
                             6610 WEST BROAD STREET
                            RICHMOND, VIRGINIA 23230
                                 (804) 281-6000


  This Prospectus describes a variable life insurance policy ("Policy") issued by The Life Insurance Company of Virginia ("Life of Virginia"). The Policy may be purchased to operate as a single premium policy, or it may be purchased through a series of planned premiums paid either monthly, quarterly, semi-annually or annually; the minimum first-year planned premium is $5,000. Additional (unplanned) Premium Payments may also be paid, within limits described in this Prospectus. All premiums paid during a policy year, including planned premiums and additional premium payments, are assumed to have been paid on the first day of the policy year (the policy anniversary) for purposes of calculating certain charges under the Policy (including surrender charges).

  The Policy provides for the payment of a Death Benefit upon the death of the insured, and for a Cash Value that can be obtained by surrendering the Policy. The Policy is a variable policy because the Death Benefit may, and the Cash Value will, vary with the investment experience of Life of Virginia Separate Account III ("Separate Account III"). The Policyowner bears the entire investment risk; there is no guaranteed minimum Cash Value. In general, Life of Virginia will not issue the Policy to insure persons older than age 75.



  Under the Policy, premiums are placed in Separate Account III. The Policyowner selects the Investment Subdivision(s) of Separate Account III in which to invest, and determines the allocation of the premiums among those Investment Subdivisions. Each Investment Subdivision of Separate Account III will invest solely in a designated investment portfolio which is part of a series type investment company. Currently, there are nine such Funds available under this
Policy: The Variable Insurance Products Fund, the Variable Insurance Products Fund II, Variable Insurance Products Fund III, the GE Investments Funds, Inc., the Oppenheimer Variable Account Funds, the Janus Aspen Series, the Federated Insurance Series, The Alger American Fund, and PBHG Insurance Series Fund, Inc. (collectively referred to as the "Funds"). The Funds, their investment managers and their currently available portfolios are on the following page.


                          This Prospectus Must Be Read
                        Along With Current Prospectuses
                                 For The Funds

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

SHARES IN THE FUNDS AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS OR
    OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND
           INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


   Please Read This Prospectus Carefully and Retain It For Future Reference.
                  The Date of This Prospectus is May 1, 1997.

  VARIABLE INSURANCE PRODUCTS FUND, which is managed by Fidelity Management & Research Company, has three portfolios that are currently available to Policyowners through Separate Account III:

                           VIP Equity-Income Portfolio
                           VIP Growth Portfolio
                           VIP Overseas Portfolio

  VARIABLE INSURANCE PRODUCTS FUND II, which is managed by Fidelity Management & Research Company, has two portfolios that are currently available to Policyowners through Separate Account III: VIP Asset Manager Portfolio and VIP Contrafund Portfolio.

  VARIABLE INSURANCE PRODUCTS FUND III, which is managed by Fidelity Management & Research Company, has two portfolios that are currently available to Policyowners through Separate Account III: VIP Growth & Income Portfolio (not available in California) and VIP Growth Opportunities Portfolio (not available in California), are available to Policyowners through Separate Account III.

  GE INVESTMENTS FUNDS, INC, which is managed by GE Investment Management, Inc. has eight portfolios that are currently available to Policyowners through Separate Account III:

                           Money Market Fund
                           Government Securities Fund
                           S&P 500 Index Fund
                           Total Return Fund
                           International Equity Fund
                           Real Estate Securities Fund
                           Global Income Fund
                             (not available in California)
                           Value Equity Fund
                             (not available in California)

  OPPENHEIMER VARIABLE ACCOUNT FUNDS, which is managed by Oppenheimer Funds Inc., has five portfolios that are currently available to Policyowners through Separate Account III:

                           Oppenheimer High Income Fund
                           Oppenheimer Bond Fund
                           Oppenheimer Capital Appreciation Fund
                           Oppenheimer Growth Fund
                           Oppenheimer Multiple Strategies Fund

  JANUS ASPEN SERIES, which is managed by Janus Capital Corporation, has seven portfolios that are currently available to Policyowners through Separate Account
III:

                           Growth Portfolio
                           Aggressive Growth Portfolio
                           Worldwide Growth Portfolio
                           International Growth Portfolio
                           Balanced Portfolio
                           Flexible Income Portfolio
                           Capital Appreciation Portfolio
                             (not available in California)

  FEDERATED INSURANCE SERIES, which is managed by Federated Advisers, has three portfolios that are currently available to Policyowners through Separate Account
III:

                           Federated Utility Fund II
                           Federated High Income Bond Fund II
                           Federated American Leaders Fund II

  THE ALGER AMERICAN FUND, which is managed by Fred Alger Management, Inc., has two portfolios that are currently available to Policyowners through Separate Account III: Alger American Growth Portfolio and Alger American Small Capitalization Portfolio.

  PBHG INSURANCE SERIES FUND, INC. which is managed by Pilgrim Baxter & Associates, Ltd., has two portfolios that are currently available to Policyowners through Separate Account III: Growth II Portfolio (not available in California) and Large Cap Growth Portfolio (not available in California).

  The accompanying prospectuses for the Funds describe the investment objectives and the risks of each of the Funds' portfolios.


  During the Initial Investment Period, all premiums will be placed in the Investment Subdivision of Separate Account III that invests exclusively in the Money Market Fund of the GE Investments Funds, Inc. At the end of that period, the cash value at that time and all subsequent premiums will be allocated in accordance with Policyowner instructions.


  This policy is or may be a modified endowment contract. Any policy loan, partial withdrawal or surrender may result in adverse tax consequences and/or penalties.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns a variable life insurance policy.

                               TABLE OF CONTENTS

                                                                          Page
Definitions................................................................. 6
Summary
  The Policy................................................................ 8
  Separate Account III...................................................... 8
  Premiums.................................................................. 8
  Policy Benefits........................................................... 9
  Benefits at Maturity......................................................10
  Charges and Deductions....................................................10
  Distribution of the Policy................................................10
  Tax Treatment.............................................................10
  Refund Privilege..........................................................11
  Exchange Privilege........................................................11
  Illustrations of Death Benefits,
    Cash Values and Surrender Values........................................11
  Fund Annual Expenses......................................................11
  Life of Virginia and Separate Account III
  The Life Insurance Company of Virginia....................................14
  General Electric Company..................................................14
  Separate Account III......................................................14
  Addition, Deletion, or
    Substitution of Investments.............................................15
The Funds
  Variable Insurance Products Fund..........................................16
  Variable Insurance Products Fund II.......................................16
  Variable Insurance Products Fund III......................................17
  GE Investments Funds, Inc.................................................17
  Oppenheimer Variable Account Funds........................................18
  Janus Aspen Series........................................................19
  Federated Insurance Series................................................19
  The Alger American Fund...................................................20
  PBHG Insurance Series Fund, Inc...........................................20
  Resolving Material Conflicts..............................................21
  Termination of Participation Agreements...................................21
The Policy
  Purpose of the Policy.....................................................22
  Purchasing a Policy.......................................................22
  Dates Under the Policy....................................................22
  Payments Made Under the Policy............................................22
  Allocation of Premiums....................................................24
  Policy Lapse and Reinstatement............................................24
  Examination of Policy (Refund Privilege)..................................25
  Exchange Privilege........................................................25
Policy Rights and Benefits
  Cash Value Benefits.......................................................25
  Transfers.................................................................27
  Telephone Transfers.......................................................27
  Dollar-Cost Averaging.....................................................28
  Portfolio Rebalancing.....................................................28
  Powers of Attorney........................................................28
  Loan Benefits.............................................................28
  Death Benefit.............................................................29
  Changes in the Specified Amount...........................................30
  Benefits at Maturity......................................................31
  Optional Payment Plans....................................................31
  Specialized Uses of the Policy............................................32
Charges and Deductions
  Monthly Deduction.........................................................32
  Charges Against Separate Account III......................................34
  Surrender Charge..........................................................34

                                                                         Page
  Partial Withdrawal Charge................................................35
  Transfer Charge..........................................................35
  Other Charges............................................................35
  Reduction of Charges for Group Sales.....................................35
General Provisions
  Postponement of Payment..................................................36
  Limits on Contesting the Policy..........................................36
  The Contract.............................................................36
  Misstatement of Age or Sex...............................................36
  Suicide..................................................................37
  Annual Statement.........................................................37
  Nonparticipating.........................................................37
  Written Notice...........................................................37
  The Owner................................................................37
  The Beneficiary..........................................................37
  Changing the Owner or Beneficiary........................................37
  Using the Policies as Collateral.........................................37
  Optional Insurance Benefits..............................................38
  Reinsurance..............................................................38
Distribution of the Policy.................................................38
Federal Tax Matters
  Tax Status of the Policy.................................................38
  Tax Treatment of Policy Proceeds.........................................39
  Tax Treatment of Policy Loans and
    Other Distributions....................................................40
  Taxation of the Company..................................................40
  Income Tax Withholding...................................................41
  Other Considerations.....................................................41
Legal Developments Regarding
  Employment-Related Benefit Plans.........................................41
Voting Rights..............................................................41
State Regulation of Life of Virginia.......................................42
Executive Officers and Directors of
  Life of Virginia.........................................................43
Legal Matters..............................................................44
Legal Proceedings..........................................................44
Experts....................................................................44
Change in Auditors.........................................................44
Additional Information.....................................................44
Financial Statements.......................................................44
Appendix..................................................................A-1

                  This Policy is not available in all States.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

  THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG TERM INVESTMENT. PROSPECTIVE POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                                  DEFINITIONS

  ADDITIONAL PREMIUM PAYMENT -- An additional premium payment of at least $250 made by the Policyowner, which does not exceed the maximum premiums limitation shown in the policy data pages; a payment, of at least $1,000, which is required for an increase in the specified amount; or a payment properly made during the grace period.

  AGE -- The insured's age on his or her nearest birthday.

  ATTAINED AGE -- The insured's age on the policy date plus the number of years since the policy date.

  BENEFICIARY -- Primary and contingent beneficiaries are designated by the Policyowner in the application. More than one primary or contingent beneficiary may be named. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with Life of Virginia. If no beneficiary survives the insured, the Policyowner or the Policyowner's estate will be the beneficiary. The interest of any beneficiary may be subject to that of any assignee.

  BUSINESS DAY -- Any day on which the New York Stock Exchange is open for business and any other day in which there is a change in the value of the shares of a portfolio of any one of the funds sufficient to materially affect the value of the assets in the Investment Subdivision of Separate Account III that invests in that portfolio.

  CASH VALUE -- The value of the Policy equal to the Cash Value allocated to the Investment Subdivisions of Separate Account III, plus the Cash Value held in the general account to secure any Policy Debt.

  DEATH BENEFIT -- The benefit provided under a Policy upon the death of the insured.

  DUE PROOF OF DEATH -- Proof of death that is satisfactory to Life of Virginia. Such proof may consist of the following if acceptable to Life of Virginia:

  (a)  A certified copy of the death certificate; or

  (b) A certified copy of the decree of a court of competent jurisdiction as to the finding of death.

  EFFECTIVE DATE - The date coverage begins under the Policy.


  FUNDS -- The mutual funds designated as eligible investments for Separate Account III.


  GENERAL ACCOUNT -- The assets of Life of Virginia that are not segregated in any of the separate investment accounts of Life of Virginia.

  HOME OFFICE -- The principal offices of The Life Insurance Company of Virginia at 6610 West Broad Street, Richmond, Virginia 23230.

  INITIAL INVESTMENT PERIOD -- The period that commences on the Effective Date and ends on the date of receipt at the Home Office of the Policy Delivery and Acceptance Letter, signed and dated by the Policyowner, indicating that the Policyowner has received and accepted the Policy, or, if the Policy is not accepted, when all amounts due are refunded, whichever is applicable.

  INSURED -- The person upon whose life the Policy is issued.


  INVESTMENT SUBDIVISION -- A subdivision of Separate Account III, each of which invests exclusively in shares of a designated portfolio of one of the Funds. All Investment Subdivisions may not be available in all states.


  MATURITY DATE -- The date on which a Policy's Cash Value less any outstanding Policy Debt becomes payable to the Policyowner, if living. The Maturity Date will be the policy anniversary nearest to the insured's 95th birthday. The Policy terminates on the Maturity Date.

  MAXIMUM LOAN AMOUNT -- The maximum amount that may be borrowed under a Policy. The maximum loan amount equals 90% of the Policy's Cash Value on the date of the loan, less any surrender charge.

  MONTHLY ANNIVERSARY DAY -- The same date in each month as the policy date. Whenever the monthly anniversary day falls on a date other than a Business Day, the monthly anniversary will be deemed the next Business Day.


  POLICY -- The variable life insurance policy issued by Life of Virginia and described in this Prospectus. The term "Policy" or "Policies" includes the Policy described in this Prospectus, the policy application, any supplemental applications, any endorsements and riders.


  POLICY DATE -- The date a Policy becomes effective and the date used to determine policy years and policy months for the original specified amount and the initial premium. Policy anniversaries are measured from the policy date.

  POLICY DEBT -- The total of all outstanding policy loans plus accrued interest.

  POLICY MONTH -- A one-month period beginning on a monthly anniversary day and ending on the day immediately preceding the next monthly anniversary day.

  POLICYOWNER (OR "OWNER") -- The person who owns a Policy. The original policyowner is named in the application. Contingent owners may also be named.

  PROCEEDS -- The amount payable upon either the surrender of the Policy or the death of the insured.

  SEPARATE ACCOUNT III (OR "ACCOUNT") -- Life of Virginia Separate Account III, a separate investment account established by Life of Virginia to receive and invest premiums paid under the Policies.

  SPECIFIED AMOUNT -- The amount of insurance coverage purchased under a Policy. The specified amount is set forth on the data page in each Policy.

  SURRENDER VALUE -- A Policy's Cash Value, reduced by any outstanding Policy Debt and less any surrender charge. This amount is payable to the Policyowner if the Policy matures or is surrendered.

  VALUATION PERIOD -- The period between the close of business on a Business Day and the close of business on the next succeeding Business Day.

                                    SUMMARY

THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

THE POLICY

  The variable life insurance policy described in this Prospectus is a life insurance contract with a Death Benefit, Cash Value, surrender rights, policy loan privileges, and other features associated with conventional life insurance. The Policy is a "variable" policy because, unlike the fixed benefits of an ordinary life insurance policy, the Cash Value and, under certain circumstances, the Death Benefit of the Policy and the duration of the life insurance coverage, may increase or decrease depending upon the investment experience of the Investment Subdivisions of Separate Account III to which the Policyowner allocates premiums. Accordingly, the Policyowner reaps the benefit of any appreciation in value of the underlying assets, but also bears the investment risk of any depreciation in the value of those assets. However, so long as the Policy's Surrender Value (the Cash Value reduced by any outstanding Policy Debt, and less any surrender charges) continues to be sufficient to pay the monthly deduction, the Policy provides for a Death Benefit at least equal to the specified amount of the Policy.

  The Policy is issued in consideration of the application and payment of an initial premium. The minimum first-year planned premium is $5,000. All premium payments are determined in accordance with the guideline premium test for life insurance as set forth in the Internal Revenue Code. Although the Policy may operate as a single premium policy, under certain circumstances additional premiums either may be paid at the Policyowner's option or are required in order to keep the Policy in force. (SEE Payments Made Under The Policy.) The Policyowner determines the allocation of the premiums and Cash Value among the Investment Subdivisions of Separate Account III. (SEE Allocation of Premiums.)

  Policies issued prior to November 14, 1995, contain certain rights, benefits and procedures which differ from those described elsewhere in this Prospectus. An individual who has purchased such a Policy should refer to Appendix B in conjunction with the remainder of this Prospectus in order to determine his or her rights and benefits under the Policy.

SEPARATE ACCOUNT III


  Separate Account III currently has thirty-four Investment Subdivisions to which premiums and cash values may be allocated. Each Investment Subdivision invests exclusively in the shares of a portfolio of one of the Funds. Currently, the Funds include the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the GE Investments Funds, Inc., the Oppenheimer Variable Account Funds, the Janus Aspen Series, the Federated Insurance Series, the Alger American Fund and the PBHG Insurance Series Fund, Inc. The accompanying prospectuses for the Funds describe the investment objectives and the risks of each of the Funds' portfolios.

  Separate Account III also has certain "closed" Investment Subdivisions no longer available for allocation of premium payments and transfers of Cash Value. Cash Value remaining in the closed Investment Subdivisions may, however, be transferred to the Investment Subdivisions that are currently available under the Policies. Further information about the shares of the Fund portfolios in which the closed Investment Subdivisions are invested may be found in the current prospectuses for those Fund portfolios, and in a supplement to this prospectus. Write or call Life of Virginia for more information if needed.


  The Death Benefit may, and the Cash Value will, vary with the investment experience of the Investment Subdivisions chosen by the Owner, as well as with the frequency and amount of any Additional Premium Payments, and any charges imposed in connection with the Policy. (SEE Cash Value Benefits.)

PREMIUMS

  The initial premium is due on the Policy Date. The minimum first-year planned premium is $5,000. So long as there is no outstanding Policy Debt, the Policyowner may make Additional Premium Payments. If there is outstanding Policy Debt, any payment received by Life of Virginia will be treated as repayment of Policy Debt rather than as an Additional Premium Payment.


  Premiums will be allocated among the Investment Subdivisions in accordance with the Policyowner's written instructions; however, during the Initial Investment Period, all premiums will be placed in the Investment Subdivision of Separate Account III that invests exclusively in the Money Market Fund of the GE Investments Funds, Inc. In order to allocate money out of the Money Market Fund of the GE Investments Funds, Inc. the Policyowner must have submitted, and Life of Virginia must have received, the signed and dated Policy Delivery and Acceptance letter. Thereafter, a Policy's cash value may not be invested in more than seven Investment Subdivisions at any point in time.

  An Additional Premium Payment, a payment made in repayment of outstanding Policy Debt, or both, may be required during the grace period in order to prevent the Policy from lapsing. An Additional Premium Payment must be made if a premium payment is required for an increase in specified amount. The Policyowner also has the option to make an Additional Premium Payment, at his discretion, so long as the amount of the payment is at least $250 and the payment plus the total of all premiums previously paid does not exceed the applicable maximum premiums limitation shown in the policy data pages. (SEE Payments Made Under The Policy.)

  A Policy will lapse only when the Surrender Value is insufficient to pay the monthly deduction (SEE Charges and Deductions -- Monthly Deduction.), and a grace period expires without a sufficient payment. (SEE Policy Lapse and Reinstatement -- Lapse.) This Policy, therefore, is different from a conventional life insurance policy in that a Policy can lapse independent of the amount and timing of premiums paid.

POLICY BENEFITS

  CASH VALUE BENEFITS. The Policy provides for a Cash Value. A Policy's Cash Value in Separate Account III will reflect the amount of the initial premium and any Additional Premium Payments, the investment experience of the Investment Subdivisions of Separate Account III in which premiums are placed, policy loans, transfers, and any charges imposed in connection with the Policy. Life of Virginia does not guarantee a minimum Cash Value; therefore, the Policyowner bears the entire investment risk. (SEE Cash Value Benefits -- Calculation of Cash Value.)

  The Policyowner may at any time surrender a Policy during the insured's lifetime and receive the Surrender Value. (SEE Cash Value Benefits -- Surrender Privileges.) Under certain circumstances, the Policyowner may also make a Partial Withdrawal of certain portions of the cash value allocated to the Separate Account. (SEE Partial Withdrawals.)

  TRANSFERS. The Policyowner may transfer amounts among the Investment Subdivisions of Separate Account III that are available at the time the transfer is requested. Currently, there is no limit on the number of transfers that may be made; however, Life of Virginia reserves the right to impose such a limit in the future. Where permitted by state law, Life of Virginia also reserves the right to refuse to execute transfers if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which they invest.

  The first transfer in each calendar month will be made without a transfer charge. Thereafter, each time amounts are transferred, a transfer charge of $10 will be imposed. (SEE Transfers.) Life of Virginia may not honor transfers made by third parties holding multiple powers of attorney. (SEE Powers of Attorney.)

  POLICY LOANS. The Policyowner may exercise certain loan privileges under a Policy. The amount available to be borrowed is the Maximum Loan Amount less any outstanding Policy Debt. The Maximum Loan Amount is 90% of the Policy's Cash Value at the end of the valuation period during which the loan request is received, less any applicable surrender charge. The minimum loan amount is $500. Loans will accrue interest daily at a fixed annual rate of 6%. Interest is due and payable on each policy anniversary.

  When a loan is made, a portion of the Policy's Cash Value sufficient to secure the loan will be transferred from Separate Account III to Life of Virginia's general account as security for the loan. Currently, Life of Virginia credits such amounts with interest at an annual fixed rate of 6% for the portion equal to the Cash Value less the total of all premium payments made; a 4% rate is credited for the portion in excess of that amount. Life of Virginia reserves the right to decrease, at its discretion, the rate of interest credited to those amounts in the General Account that are held as security for policy loans to not less than an annual fixed rate of 4%. Upon partial or full loan repayment, the portion of Cash Value in the General Account securing the repaid portion of the Policy Debt will be transferred to Separate Account III. (SEE Loan Benefits.)

  Policy loans may have federal tax consequences, and prior to age 59 1/2 may result in a 10% penalty tax. (SEE Federal Tax Matters.) In addition, a policy loan entails the risk that the Policy will lapse if policy debt exceeds Cash Value less applicable surrender charges. Adverse tax consequences may result from a lapse if policy debt is outstanding. The risk of lapse due to a policy loan is greater where interest charged on the loan is not paid when due.

  DEATH BENEFIT. The Policy provides for the payment of a Death Benefit upon the death of the Insured. The Death Benefit is based on the specified amount shown in the policy data pages. The Death Benefit will be the greater of the specified amount, or the Cash Value on the date of death multiplied by the applicable corridor percentage, as set forth in the Policy.

  So long as a Policy remains in force, the Death Benefit will not be less than the specified amount of the Policy. The Death Benefit may, however, exceed the specified amount. The amount by which the Death Benefit exceeds the specified amount depends upon the Cash Value of the Policy. (SEE Death Benefit.) To determine the Death Benefit Proceeds, the Death Benefit will be reduced by any outstanding Policy Debt and any due and unpaid monthly deductions. The Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (SEE Optional Payment Plans.)

  After the first policy year, the Policyowner may, subject to certain restrictions, adjust the Death Benefit Proceeds payable under a Policy by increasing the specified amount. The minimum increase in specified amount that Life of Virginia will allow under the Policy is one which requires a $1,000 Additional Premium Payment. (SEE Changes in the Specified Amount.) In addition, the Policyowner may change the optional payment plan in effect. (SEE Optional Payment Plans.)

BENEFITS AT MATURITY

  On the Maturity Date of a Policy, if the Insured is still living, the Policyowner will be paid the Cash Value reduced by any outstanding Policy Debt. (SEE Benefits at Maturity.)

CHARGES AND DEDUCTIONS

  Life of Virginia will deduct certain charges daily from the assets of the Separate Account and monthly from the Policy's Cash Value.

  A daily charge, at an effective annual rate of 1.30% of the net assets of Separate Account III, is imposed against those assets to compensate Life of Virginia for certain mortality and expense risks incurred in connection with the Policy (.90%) and for the cost of administering the Policy (.40%). (SEE Charges Against Separate Account III.)

  A deduction is made on each Monthly Anniversary Day in order to compensate Life of Virginia for the cost of insurance. The cost of insurance charge equals the current cost of insurance rate multiplied by the net amount at risk under the Policy. As a current practice, Policies qualifying for the Preferred Funding Risk Class may have a lower cost of insurance charge. Life of Virginia may, at its discretion, increase or decrease this charge; however, in no event will the cost of insurance charge exceed amounts based on the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for any substandard rating.

  A premium tax charge is deducted monthly during the first ten years following each premium payment. (SEE Dates Under the Policy.) This charge is deducted at a rate equivalent to an annual rate of .20% of that portion of the Policy's Cash Value in Separate Account III attributable to each premium payment.

  There are also two types of sales load charges. The first is called a distribution expense charge and is deducted monthly during the first ten years following each premium payment. The distribution expense charge is deducted at a monthly rate of .0250% which is equivalent to an annual rate of .30% of that portion of the Policy's Cash Value in Separate Account III attributable to each premium payment. (SEE Monthly Deduction.) The second is called a surrender charge (sometimes referred to as a contingent deferred sales charge). A surrender charge will be deducted if the Policy is surrendered within nine years of any premium payments. If a Policy is surrendered during the first four years following a premium payment, a surrender charge equal to 6% of that premium payment will be imposed. During the six years that follow, the charge decreases 1% per year, so that no surrender charge is ever attributable to a premium payment made more than nine years prior to the date of surrender. (SEE Dates Under the Policy.) Furthermore, the surrender charge attributable to a particular premium payment, when taken together with the total amount of the distribution expense charges previously deducted attributable to that premium payment, may never exceed 9% of the premium payment. (SEE Surrender Charge.) Depending on the investment experience of the Investment Subdivisions chosen by the Policyowner, the maximum charge of 9% of a premium payment may be collected before the ten-year period attributable to that premium payment has run.

  A charge equal to the lesser of (i) $25 or (ii) 2% of the amount withdrawn is deducted from each Partial Withdrawal, (SEE Partial Withdrawals.)

  Finally, the value of the net assets of Separate Account III will also reflect the investment advisory fee and other expenses incurred by the Funds.

DISTRIBUTION OF THE POLICY

  The Policy will be distributed by registered representatives of Forth Financial Securities Corporation, which will act as the principal underwriter of the Policy. Forth Financial Securities Corporation is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. This Policy will also be distributed through other registered broker-dealers who have entered into written sales agreements with the principal underwriter.

TAX TREATMENT

  Cash Value under this Policy should be subject to the same federal income tax treatment as cash value in a conventional fixed-benefit policy. Under existing tax law, a Policyowner is not deemed to be in constructive receipt of cash values under a policy until actual surrender. However, certain pre-death distributions (including surrenders, Partial Withdrawals and loans to the extent of any income in the contract, as well as any assignment or pledge) under this policy will usually have tax consequences and may also incur a 10% penalty tax, unless the policy is not a "modified endowment contract" for federal income tax purposes. This policy will generally be a modified endowment contract if it is entered into after June 20, 1988 (or certain changes are made in it after that date), because premiums are paid into it more rapidly than the rate defined by a "7-Pay test", but in certain limited circumstances this may not be the case. Apart from this (even if the policy is not a modified endowment contract), a change of owners or a surrender may have tax consequences depending on the particular circumstances. (SEE Federal Tax Matters.)

  Like death benefits payable under conventional life insurance policies, the Death Benefit payable under this Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.

  For a discussion of tax issues and related developments which may affect the tax treatment of the Policies, see Federal Tax Matters.

REFUND PRIVILEGE

  The Policyowner is granted a period of time to examine a Policy and return it for refund. The applicable period of time is 10 days after the Policy is received or 45 days after Part I of the Application is signed, whichever is later. The amount of refund will equal the advisory fee deducted from the Fund attributable to the Policy, plus the premiums allocated to Separate Account III adjusted by gains and losses. In certain states the Policyowner may have more than 10 days to return the policy for a refund. (SEE Examination of Policy (Refund Privilege)).

EXCHANGE PRIVILEGE

  During the first 24 Policy Months, the Policyowner may convert this Policy to a permanent fixed benefit policy in accordance with Life of Virginia's procedures. (SEE Exchange Privilege.)

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES

  Illustrations in the Appendix show how the Death Benefit, Cash Value, and Surrender Value may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. Nonetheless, the illustrations are based on hypothetical investment rates of return and are not guaranteed. They are illustrative only and are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different from those illustrated. If the Policy is surrendered in the early policy years, the Surrender Value will be low as compared with premiums accumulated with interest, and consequently, the insurance protection provided will be costly.

FUND ANNUAL EXPENSES FEE TABLE


                        VARIABLE INSURANCE PRODUCTS FUND
                                ANNUAL EXPENSES
                         (as a % of average net assets)

                                                                    Equity-
                                                                     Income        Growth       Overseas
                                                                    Portfolio     Portfolio     Portfolio
Management Fees                                                     0.51%           0.61%         0.76%
Other Expenses (after any expense reimbursement)                    0.07%           0.08%         0.13%
                                                                    -----           -----         -----
Total Fund Annual Expenses                                          0.58%           0.69%         0.93%
                                                                    =====           =====         =====

              VARIABLE INSURANCE PRODUCTS FUND II ANNUAL EXPENSES
                         (as a % of average net assets)

                                                                    Asset
                                                                    Manager       Contrafund
                                                                    Portfolio     Portfolio
Management Fees                                                     0.64%           0.61%
Other Expenses (after any expense reimbursement)                    0.10%           0.13%
                                                                    -----           -----
Total Fund Annual Expenses                                          0.74%           0.74%
                                                                    =====           =====

              VARIABLE INSURANCE PRODUCTS FUND III ANNUAL EXPENSES
                         (as a % of average net assets)

                                                                    Growth &      Growth
                                                                    Income        Opportunities
                                                                    Portfolio     Portfolio
Management Fees                                                     0.50%           0.61%
Other Expenses (after any expense reimbursement)                    0.20%           0.16%
                                                                    -----           -----
Total Fund Annual Expenses                                          0.70%           0.77%
                                                                    =====           =====

                   GE INVESTMENTS FUNDS, INC. ANNUAL EXPENSES
                         (as a % of average net assets)

                                                                                                                          Real
                                                        Money      Government     S&P 500       Total       International Estate
                                                        Market      Securities    Index         Return      Equity        Securities
                                                        Fund        Fund          Fund          Fund        Fund          Fund
Management Fees (after fee waiver)                      .10%            .50%         .35%          .50%        1.00%        .85%
Other Expenses (after any expense reimbursements)       .05%            .17%         .13%          .10%         .50%        .22%
                                                        ----            ----         ----          ----         ----        ----
Total Fund Annual Expenses                              .15%            .67%         .48%          .60%        1.50%       1.07%
                                                        ====            ====         ====          ====        =====       =====

                                                        Global      Value
                                                        Income      Equity
                                                        Fund *      Fund *
Management Fees (after fee waiver)                      .60%            .65%
Other Expenses (after any expense reimbursements)       .30%            .26%
                                                        ----            ----
Total Fund Annual Expenses                              .90%            .91%
                                                        ====            ====

* Global Income Fund and Value Equity Fund had not yet commenced operations as of December 31, 1996.

               OPPENHEIMER VARIABLE ACCOUNT FUNDS ANNUAL EXPENSES
                         (as a % of average net assets)

                                                        Opp.                         Opp.          Opp.
                                                        High            Opp.         Capital       Multiple     Opp.
                                                       Income           Bond         Appreciation  Strategies   Growth
                                                        Fund            Fund         Fund          Fund         Fund
Management Fees                                         .75%            .74%         .72%          .73%         .75%
Other Expenses                                          .06%            .04%         .03%          .04%         .04%
                                                        ----            ----         ----          ----         ----
Total Fund Annual Expenses                              .81%            .78%         .75%          .77%         .79%
                                                        ====            ====         ====          ====         ====

                       JANUS ASPEN SERIES ANNUAL EXPENSES
                         (as a % of average net assets)

                                                                    Aggressive    Worldwide     International
                                                      Growth        Growth        Growth        Growth      Balanced
                                                      Portfolio     Portfolio     Portfolio     Portfolio   Portfolio
Management Fees(after any fee waivers/reductions)     .65%              .72%         .66%          .05%         .79%
Other Expenses (after any expense reimbursements)     .04%              .04%         .14%         1.21%         .15%
                                                      ----              ----         ----         -----         ----
Total Fund Annual Expenses                            .69%              .76%         .80%         1.26%         .94%
                                                      ====              ====         ====         =====        =====

                                                      Flexible      Capital
                                                      Income        Appreciation
                                                      Portfolio     Portfolio *
Management Fees                                       .65%              .75  %
Other Expenses (after any expense reimbursements)     .19%              .30  %
                                                      ----              ------
Total Fund Annual Expenses                            .84%             1.05  %
                                                      ====             =======

*Capital Appreciation Portfolio had not yet commenced operations as of December 31, 1996.

                   FEDERATED INSURANCE SERIES ANNUAL EXPENSES
                         (as a % of average net assets)

                                                                                    Federated
                                                        Federated   Federated       American
                                                        Utility     High Income     Leaders
                                                        Fund II     Bond Fund II    Fund II
Management Fees (after fee waiver)                      0.24%          0.00%        0.53%
Other Expenses (after any expense reimbursement)        0.61%          0.80%        0.32%
                                                        -----          -----        -----
Total Fund Annual Expenses                              0.85%          0.80%        0.85%
                                                        =====          =====        =====


                    THE ALGER AMERICAN FUND ANNUAL EXPENSES
                         (as a % of average net assets)

                                                        Alger         Alger
                                                        American      American
                                                        Growth        Small Capitalization
                                                        Portfolio     Portfolio
Management Fees                                         0.75%          0.85%
Other Expenses                                          0.04%          0.03%
                                                        -----          -----
Total Expenses                                          0.79%          0.88%
                                                        =====          =====


                PBHG INSURANCE SERIES FUND, INC. ANNUAL EXPENSES
                         (as a % of average net assets)

                                                        Growth II     Large Cap Growth
                                                        Portfolio *   Portfolio *
Management Fees                                         0.85%          0.72%
Other Expenses                                          0.30%          0.38%
                                                        -----          -----
Total Expenses                                          1.15%          1.10%
                                                        =====          =====

*Growth II Portfolio and Large Cap Growth Portfolio has not yet commenced operations as of December 31, 1996.

  The purpose of these tables is to assist the Owner in understanding the various costs and expenses that an Owner will bear, directly and indirectly. Except as noted below, the Tables reflect charges and expenses of Account III as well as the underlying Funds for the most recent fiscal year. For more information on the charges described in these Tables see Charges and Deductions and the Prospectuses for the underlying Funds which accompany this Prospectus. In addition to the expenses listed above, premium taxes varying from 0 to 3.5% may be applicable.

  The expense information regarding the Funds was provided by those Funds. The Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Oppenheimer Variable Account Funds, Janus Aspen Series, Federated Insurance Series, The Alger American Fund, PBHG Insurance Series Fund, Inc. and their investment advisers are not affiliated with Life of Virginia. While Life of Virginia has no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, Life of Virginia has not independently verified such information. The annual expenses listed for all the Funds are net of certain reimbursements by the Funds' investment advisers. Life of Virginia cannot guarantee that the reimbursements will continue.

  Absent certain reimbursements and reductions that are reflected in the table, the total annual expenses of the portfolios of the Variable Insurance Products Fund during 1996 would have been 0.56% for Equity-Income Portfolio, 0.67% for Growth Portfolio and O.92% for Overseas Portfolio.

  Absent certain reimbursements and reductions that are reflected in the table, the total annual expenses of the portfolios of the Variable Insurance Products Fund II during 1996 would have been 0.73 for Asset Manager Portfolio and 0.71% for Contrafund Portfolio.

  Absent certain reimbursements and reductions that are reflected in the table, the total annual expenses of the portfolios of the Variable Insurance Products Fund III during 1996 would have been 0.76% for Growth Opportunities Portfolio.

  GE Investment Management Incorporated currently serves as investment adviser to GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.). Prior to May 1, 1997, Aon Advisors, Inc. served as investment adviser to this Fund and had agreed to reimburse the Fund for certain expenses of each of the Fund's portfolios. Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of GE Investments Funds, Inc. during 1996 would have been 0.48% for S&P 500 Index Fund, 0.67% for Government Securities Fund, 0.55% for Money Market Fund, 0.60% for Total Return Fund, 1.07% for Real Estate Securities Fund, 1.56% for International Equity Fund. The Other Expenses for the Global Income Fund and the Value Equity Fund are estimates by the Fund since these portfolios were recently organized and have no operating history, and actual expenses may be greater or less than those shown.

  Absent reimbursements, the total annual expenses of the portfolios of the Janus Aspen Series during 1996 would have been .83% for Growth Portfolio, .83% for Aggressive Growth Portfolio, 0.91% for Worldwide Growth Portfolio, 2.21% for International Growth Portfolio, and 1.07% for Balanced Portfolio. The Other Expenses listed for the Capital Appreciation Portfolio of Janus Aspen Series are estimates provided by the Fund because the portfolio had not yet commenced operations as of December 31, 1996. The total expenses absent fee waivers are estimated to be 1.30%.

  Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of the Federated Insurance Series during 1996 would have been 1.36% for Federated Utility Fund II, 1.39% for Federated High Income Bond Fund II, and 1.07% for Federated American Leaders Fund II.

  The Other Expenses listed for the Growth II Portfolio and Large Cap Growth Portfolio of PBHG Insurance Series Fund, Inc. are estimates provided by the Fund because the portfolios were recently organized and have a brief operating history. Actual expenses may be greater or less than those shown.


                   LIFE OF VIRGINIA AND SEPARATE ACCOUNT III

THE LIFE INSURANCE COMPANY OF VIRGINIA

  Life of Virginia is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. Eighty percent of the capital stock of Life of Virginia is owned by General Electric Capital Assurance Corporation ("GE Capital Assurance"). The remaining 20% is owned by GE Life Insurance Group, Inc. GE Capital Assurance and GE Life Insurance Group, Inc., are indirectly, wholly-owned subsidiaries of General Electric Capital Corporation ("GE Capital"). GE Capital, a diversified financial services company, is a wholly-owned subsidiary of General Electric Company. Life of Virginia is principally engaged in the offering of life insurance and annuity policies and ranks among the 25 largest stock life insurance companies in the United States in terms of business in force. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of Life of Virginia are at 6610 West Broad Street, Richmond, Virginia 23230.

GENERAL ELECTRIC COMPANY

  General Electric Company ("GE") is a New York corporation founded more than 100 years ago by Thomas Edison. GE is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment and large-sized electric power generation equipment. Its subsidiary, GE Capital, is a diversified financial services company with subsidiaries engaged in commercial and industrial specialized, mid-market and indirect consumer financing businesses. The GE family of companies includes numerous insurance companies, including GE Capital Assurance, Great Northern Insured Annuity Corporation, GE Capital Life Assurance Company of New York, Life of Virginia, First Colony Life Insurance Company, Federal Home Life Insurance Company, The Harvest Life Insurance Company, Union Fidelity Life Insurance Company and others.


  The GE family of companies also includes Forth Financial Securities Corporation (a broker/dealer registered with the Securities and Exchange Commission) which acts as principal underwriter for the Policies.

SEPARATE ACCOUNT III


  Separate Account III was established by Life of Virginia as a separate investment account on February 10, 1987. Separate Account III currently has thirty-four Investment Subdivisions available for allocation under the Policy, but that number may change in the future. Each Investment Subdivision invests exclusively in shares representing an interest in a separate corresponding portfolio of one of the nine Funds described below. After the Initial Investment Period, all premiums are allocated in accordance with the instructions of the Policyowner among up to seven of the thirty-four Investment Subdivisions available under this Policy.

  The assets of Separate Account III are the property of Life of Virginia. Nonetheless, the assets in Separate Account III attributable to the Policies are not chargeable with liabilities arising out of any other business which Life of Virginia may conduct. The assets of Separate Account III shall, however, be available to cover the liabilities of Life of Virginia's General Account to the extent that the assets of Separate Account III exceed its liabilities arising under the Policies supported by it. Income and both realized and unrealized gains or losses from the assets of Separate Account III are credited to or charged against the Account without regard to the income, gains, or losses arising out of any other business Life of Virginia may conduct.

  Separate Account III is registered with the Securities and Exchange Commission, (the "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a Separate Account under the Federal Securities Laws. Registration with the Commission does not involve supervision of the management or investment practices or policies of Separate Account III by the Commission.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


  Life of Virginia reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund portfolios that are held by Separate Account III or that Separate Account III may purchase. If the shares of a portfolio are no longer available for investment or if in its judgment further investment in any portfolio should become inappropriate in view of the purposes of Separate Account III, Life of Virginia reserves the right to eliminate the shares of any of the portfolios of the Funds and to substitute shares of another portfolio or of another open-end, registered investment company. Life of Virginia will not substitute any shares attributable to a Policyowner's Cash Value in Separate Account III without notice and prior approval of the Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained herein shall prevent Separate Account III from purchasing other securities for other series or classes of policies or from permitting a conversion between portfolios or classes of policies on the basis of requests made by Policyowners.


  Life of Virginia also reserves the right to establish additional Investment Subdivisions of Separate Account III, each of which would invest in a separate portfolio of a Fund, or in shares of another investment company, with a specified investment objective. New Investment Subdivisions may be established when, in the sole discretion of Life of Virginia, marketing, tax or investment conditions warrant, and any new Investment Subdivisions may be made available to existing Policyowners on a basis to be determined by Life of Virginia. One or more Investment Subdivisions may also be eliminated if, in the sole discretion of Life of Virginia, marketing, tax, or investment conditions warrant.

  In the event of any such substitution or change, Life of Virginia may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Life of Virginia to be in the best interests of persons having voting rights under the Policies, and if permitted by law, Life of Virginia may deregister Separate Account III under the Investment Company Act of 1940 in the event such registration is no longer required; manage Separate Account III under the direction of a committee; or combine Separate Account III with other Life of Virginia separate accounts. To the extent permitted by applicable law, Life of Virginia may also transfer the assets of Separate Account III associated with the Policies to another separate account. In addition, Life of Virginia may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to Separate Account III.


  The Policyowner will be notified of any material change in the investment policy of any portfolio in which the Owner has an interest. If the Policyowner objects to the change, the Policy may be exchanged for a fixed-benefit policy. In addition, the Policyowner may exercise the right to surrender the Policy. (SEE Surrender Privileges.) If the Policyowner chooses to exchange the Policy, no evidence of insurability will be required. The new policy will be subject to normal exchange rules and other conditions determined by Life of Virginia. The exchange must be made within 60 days after the change in investment policy becomes effective. Life of Virginia will notify Policyowners of the options and procedures if any material change occurs.


                                   THE FUNDS


  Separate Account III currently invests in nine series-type mutual Funds. Each of the Funds currently available under the Policy is a registered open-end, diversified investment company of the series-type.


  Each Investment Subdivision invests exclusively in a designated investment portfolio of one of the Funds. The assets of each Fund are separate from other portfolios of that Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on the investment of any other portfolio. Some of the Funds may, in the future, activate additional portfolios.


  Each of the Funds sells its shares to Separate Account III in accordance with the terms of a participation agreement between the Fund and Life of Virginia. The termination provisions of those agreements vary. (SEE Termination of Participation Agreements.) Should an agreement between Life of Virginia and a Fund terminate, Separate Account III will not be able to purchase additional shares of the Fund. In that event, Policyowners will no longer be able to allocate cash values or premium payments to Investment Subdivisions investing in portfolios of that Fund.

  Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to the Separate Account despite the fact that the participation agreement between the Fund and Life of Virginia has not been terminated. Should a portfolio of a Fund decide not to sell its shares to Life of Virginia, Life of Virginia will be unable to honor policyowner requests to allocate their cash values or premium payments to Investment Subdivisions investing in shares of that Fund or portfolio.


  Certain Investment Subdivisions of Separate Account III invest in portfolios that have similar investment objectives and/or policies; therefore, before choosing Investment Subdivisions, carefully read the individual prospectuses for the Funds, along with this prospectus.

VARIABLE INSURANCE PRODUCTS FUND


  Variable Insurance Products Fund has three portfolios that are currently available to Policyowners through Separate Account III: VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Overseas Portfolio.

  VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the portfolio will also consider the potential for capital appreciation. The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

  VIP GROWTH PORTFOLIO seeks to achieve capital appreciation. The portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  VIP OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. The portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

  Fidelity Management & Research Company serves as investment adviser to the Variable Insurance Products Fund. For managing each portfolio's investments and business affairs, each portfolio pays Fidelity Management & Research Company a monthly fee.

  Variable Insurance Products Fund VIP Equity-Income, VIP Growth, and VIP Overseas Portfolios' fee rates are each made up of two components: (1) a group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management & Research Company; and (2) an individual portfolio fee rate of .20% for the Variable Insurance Products Fund Equity-Income Portfolio,
 .30% for the Variable Insurance Products Fund Growth Portfolio and .45% for the Variable Insurance Products Fund Overseas Portfolio. The group fee rate cannot rise above .52% and it drops as total assets in all these portfolios. Therefore, the maximum total management fees that can be charged for the VIP Equity-Income Portfolio is .72%, for the VIP Growth Portfolio is .82%, and for the VIP Overseas Portfolio is .97% of the average net assets of these portfolios. One-twelfth of the sum of the group fee rate and the individual fee rate is applied to each portfolio's net assets averaged over the most recent month, giving a dollar amount which is the management fee for that month.


VARIABLE INSURANCE PRODUCTS FUND II


  Variable Insurance Products Fund II, which is managed by Fidelity Management & Research Company, has two portfolios that are currently available to Policyowners through Separate Account III: VIP Asset Manager Portfolio and VIP Contrafund Portfolio.

  VIP ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

  VIP CONTRAFUND PORTFOLIO seeks capital appreciation by investing mainly in equity securities of companies believed to be undervalued or out-of-favor.

  Fidelity Management & Research Company serves as investment adviser to the Variable Insurance Products Fund II. For managing each portfolio's investments and business affairs, each portfolio pays Fidelity Management & Research Company a monthly fee.

  Variable Insurance Products Fund VIP Asset-Manager and VIP Contrafund Portfolios' fee rates are each made up of two components: (1) a group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management & Research Company; and (2) an individual portfolio fee rate of .25% for the VIP Asset Manager Portfolio and .30% for Contrafund Portfolio. The group fee rate cannot rise above .52% and it drops as total assets in all mutual funds rise. Therefore, the maximum total management fees that can be charged for the VIP Asset-Manager Portfolio is .77% and for the VIP Contrafund Portfolio is .82% of the average net assets of these portfolios. One-twelfth of the sum of the group fee rate and the individual fee rate is applied to each portfolio's net assets averaged over the most recent month, giving a dollar amount which is the management fee for that month.

VARIABLE INSURANCE PRODUCTS FUND III


  Variable Insurance Products Fund III, which is managed by Fidelity Management & Research Company, has two portfolios that are currently available to Policyowners through Separate Account III: VIP Growth & Income Portfolio and VIP Growth Opportunities Portfolio. VIP GROWTH & INCOME PORTFOLIO AND VIP GROWTH OPPORTUNITIES PORTFOLIO ARE NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

  VIP GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities.

  VIP GROWTH OPPORTUNITIES seeks capital growth by investing primarily in common stock and securities convertible to common stock.

  Fidelity Management & Research Company serves as investment adviser to the Variable Insurance Products Fund III. For managing each portfolio's investments and business affairs, each portfolio pays Fidelity Management & Research Company a monthly fee.

  Variable Insurance Products Fund III VIP Growth and Income Portfolio and VIP Growth Opportunities Portfolio's fee rates are each made up of two components:
(1) a group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management & Research Company; and (2) an individual portfolio fee rate of .20% for Growth and Income Portfolio and .30% for Growth Opportunities Portfolio. The group fee rate cannot rise above .52% and it drops as total assets in all mutual funds rise. Therefore, the maximum total management fees that can be charged for the VIP Growth and Income Portfolio is
 .72% and for the Growth Opportunities Portfolio is .82% of the average net assets of these portfolios. One-twelfth of the sum of the group fee rate and the individual fee rate is applied to each portfolio's net assets averaged over the most recent month, giving a dollar amount which is the management fee for that month.


GE INVESTMENTS FUNDS, INC.


  GE Investments Funds, Inc. ("GE Investments Funds") has eight portfolios that are currently available to Policyowners through Separate Account III: Money Market Fund, Government Securities Fund, S&P 500 Index Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Global Income Fund and Value Equity Fund. GLOBAL INCOME PORTFOLIO AND VALUE EQUITY PORTFOLIO ARE NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

  MONEY MARKET FUND has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in high quality money market securities.

  GOVERNMENT SECURITIES FUND has the investment objective of seeking high current income and protection of capital through investments in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  S&P 500 INDEX FUND(1) has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index, through investment in common stocks traded on the New York Stock Exchange and the American Stock Exchange, to a limited extent, in the over-the-counter markets.

-----------------------
(1) "Standard and Poor's", "S&P", and "S&P 500" are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by GE Investment Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors in this Fund or any member of the public regarding the advisability of investing in this Fund or in securities generally or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the Fund or the timing of the issuance or sale of the shares of the Fund.

        S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, investors in the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

  TOTAL RETURN FUND has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the investment adviser.

  INTERNATIONAL EQUITY FUND has the investment objective of providing long-term capital appreciation. The portfolio seeks to achieve its objective by investing primarily in equity and equity-related securities of companies that are organized outside of the U.S. or whose securities are principally traded outside of the U.S.

  REAL ESTATE SECURITIES FUND has the investment objective of providing maximum total return through current income and capital appreciation. The portfolio seeks to achieve its objective by investing primarily in securities of U.S. issuers that are principally engaged in or related to the real estate industry including those that own significant real estate assets. The portfolio will not invest directly in real estate.

  GLOBAL INCOME FUND has the investment objective of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The portfolio seeks to achieve these objectives by investing primarily in income-bearing debt securities and other income-bearing instruments of U.S. and foreign issuers.

  VALUE EQUITY FUND has the investment objective of providing long-term capital appreciation. The portfolio seeks to achieve this objective by investing primarily in common stock and other equity securities that are undervalued by the market and offer above-average capital appreciation potential.

  GE Investment Management, Incorporated serves as investment adviser to GE Investments Funds. GE Investments Funds pays GE Investment Management Incorporated compensation in the form of an investment advisory fee, computed and accrued daily, and paid monthly. The investment advisory fee for each portfolio is based on the average daily net assets of the portfolio at the following annual rates: for S&P 500 Index Fund .35%; Government Securities Fund, Money Market Fund, and Total Return Fund .50% of the first $100,000,000, .45% of the next $100,000,000, .40% of the next $100,000,000, .35% of the next
$100,000,000, and .30% of amounts in excess of $400,000,000; International Equity Fund 1.00% on the first $100,000,000, .95% on the next $100,000,000, and
 .90% of the amounts in excess of $200,000,000; Real Estate Securities Fund .85% of the first $100,000,000, .80% on the next $100,000,000, and .75% of the amounts in excess of $200,000,000; Global Income Fund .60% of the fund's average daily net assets for the previous month; and Value Equity .65% of the fund's average daily net assets for the previous month. See the fund prospectus for further details. GE Investment Management has agreed to waive a portion of the investment advisory fee for the first $100,000,000 of average daily net assets of the Money Market Fund for 1997, resulting in a fee of .10%. There is no guarantee that the fee waiver will continue after 1997.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

  Oppenheimer Variable Account Funds has five portfolios that are currently available to Policyowners through Separate Account III: Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, and Oppenheimer Multiple Strategies Fund.

  OPPENHEIMER HIGH INCOME FUND seeks a high level of current income from investment in high yield fixed income securities, including unrated securities or high risk securities in the lower rating categories. These securities may be considered to be speculative. THIS FUND MAY HAVE SUBSTANTIAL HOLDINGS OF LOWER-RATED DEBT SECURITIES OR "JUNK" BONDS. The risks of investing in junk bonds are described in the prospectus for the Oppenheimer Variable Account Funds, which should be read carefully before investing.


  OPPENHEIMER BOND FUND primarily seeks a high level of current income from investment in high yield fixed income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, it seeks capital growth when consistent with its primary objective.

  OPPENHEIMER CAPITAL APPRECIATION FUND seeks to achieve capital appreciation by investing in "growth-type" companies.

  OPPENHEIMER GROWTH FUND seeks to achieve capital appreciation by investing in securities of well-known established companies.

  OPPENHEIMER MULTIPLE STRATEGIES FUND seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.


  Oppenheimer Funds, Inc. serves as investment adviser to Oppenheimer Variable Account Funds. Oppenheimer Variable Account Funds pay Oppenheimer Funds, Inc. a monthly management fee. The monthly fee payable to Oppenheimer Funds, Inc. is computed separately on the net assets of each portfolio as of the close of business each day. The management fee rates are as follows (i) for

Capital Appreciation Fund, Growth Fund, and Multiple Strategies Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and (ii) for High Income Fund and Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion.

JANUS ASPEN SERIES


  The Janus Aspen Series has seven portfolios that are currently available to Policyowners through Separate Account III: Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio and Capital Appreciation Portfolio. THE CAPITAL APPRECIATION PORTFOLIO IS NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.


  GROWTH PORTFOLIO has the investment objective of long-term capital growth in a manner consistent with the preservation of capital. The Growth Portfolio is a diversified portfolio that pursues its objective by investing in common stocks of companies of any size. Generally, this portfolio emphasizes larger, more established issuers.

  AGGRESSIVE GROWTH PORTFOLIO has the investment objective of long-term growth of capital. The Aggressive Growth Portfolio is a non-diversified portfolio that will seek to achieve its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies.

  WORLDWIDE GROWTH PORTFOLIO has the investment objective of long-term growth of capital in a manner consistent with the preservation of capital. The Worldwide Growth Portfolio will seek to achieve its objective by investing in a diversified portfolio of common stocks of foreign and domestic issuers of all sizes. The portfolio normally invests in issuers from at least five different countries including the United States.

  INTERNATIONAL GROWTH PORTFOLIO has the investment objective of long-term growth of capital. The International Growth Portfolio will seek to achieve its objective primarily through investments in common stocks of issuers located outside the United States. The portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States.

  BALANCED PORTFOLIO has the investment objective of seeking long-term growth of capital, consistent with the preservation of capital and balanced by current income. The portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.


  FLEXIBLE INCOME PORTFOLIO has the investment objective of seeking to obtain maximum total return, consistent with preservation of capital. Total return is expected to result from a combination of income and capital appreciation. The portfolio pursues its objective primarily by investing in any type of income-producing securities. THIS PORTFOLIO MAY HAVE SUBSTANTIAL HOLDINGS OF LOWER-RATED DEBT SECURITIES OR "JUNK" BONDS. The risks of investing in junk bonds are described in the prospectus for the Janus Aspen Series, which should be read carefully before investing.

  CAPITAL APPRECIATION PORTFOLIO is a nondiversified portfolio that has the investment objective of seeking long-term growth of capital. It pursues its objective by investing primarily in common stocks of issuers of any size.

  Janus Capital Corporation serves as investment adviser to the portfolios of Janus Aspen Series. The portfolios pay a fee to the investment adviser. The Growth, Aggressive Growth, Worldwide Growth, International Growth and Balanced Portfolios are each subject to the following advisory fee schedule: 1% of the first $30 million, 0.75% of the next $270 million, 0.70% of the next $200 million, 0.65% of amounts over $500 million. The Flexible Income Portfolio is subject to the following advisory fee schedule: .65% of the first $300 million, and .55% of amounts over $300 million. Janus Capital has agreed to reduce the advisory fee for the Growth, Aggressive Growth, Worldwide Growth, International Growth, Balanced and Capital Appreciation Portfolios to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such portfolios. In addition, Janus Capital has agreed to reimburse each portfolio for advisory fees and other expenses in excess of a specified percentage of net assets. The expense limits of the portfolios differ and are set forth in the Statement of Additional Information for Janus Aspen Series.


FEDERATED INSURANCE SERIES


  The Federated Insurance Series has three portfolios that are currently available to Policyowners through Separate Account III: Federated Utility Fund II, Federated High Income Bond Fund II and Federated American Leaders Fund II.


  FEDERATED UTILITY FUND II has the investment objective of high current income and moderate capital appreciation. The Federated Utility Fund II will seek to achieve its objective by investing primarily in equity and debt securities of utility companies.

  FEDERATED HIGH INCOME BOND FUND II has the investment objective of high current income. The Federated High Income Bond Fund II will seek to achieve its objective by investing primarily in a diversified portfolio of professionally managed fixed-income securities. THE FIXED-INCOME SECURITIES IN WHICH THE FUND INTENDS TO INVEST ARE LOWER-RATED CORPORATE DEBT OBLIGATIONS, COMMONLY REFERRED TO AS "JUNK BONDS". THE RISKS OF THESE SECURITIES ARE DESCRIBED IN THE PROSPECTUS FOR THE FEDERATED INSURANCE SERIES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

  FEDERATED AMERICAN LEADERS FUND II has the primary investment objective of long-term growth of capital, and a secondary objective of providing income. The Federated American Leaders Fund II will seek to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue chip" companies.


  Federated Advisers serves as investment adviser to the Federated Utility Fund II, Federated High Income Bond Fund II and Federated American Leaders Fund II. The maximum management fee is annual investment advisory fee equal to .75% of the Federated Utility Fund II's average daily net assets, .60% of the Federated High Income Bond Fund II's average daily net assets, and .75% of the Federated American Leaders Fund II's average daily net assets. The adviser has voluntarily chosen to waive all or a portion of its fee in order that the total annual expenses for Federated Utility Fund II, Federated High Income Bond Fund II, and Federated American Leaders Fund II would not exceed 0.85%, 0.80% and 0.85%, respectively, of average net assets. Based on total expenses during 1996 of 1.36% for Federated Utility Fund II, 1.39% for Federated High Income Bond Fund II, and 1.07% for Federated American Leaders Fund II, the adviser estimates that during 1997 it will waive management fees of .51%, .60% and .22%, respectively. The adviser can terminate this voluntary waiver at any time at its sole discretion.


THE ALGER AMERICAN FUND


  The Alger American Fund has two portfolios that are currently available to Policyowners through Separate Account III: Alger American Small Capitalization Portfolio and Alger American Growth Portfolio.

  ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks long-term capital appreciation. Except during temporary defensive periods, the portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P Small Cap 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range and in excess of that amount (up to 100% of its assets) during temporary defensive periods.


  ALGER AMERICAN GROWTH PORTFOLIO has the investment objective of long-term capital appreciation. Except during temporary defensive periods, this portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have a total market capitalization of $1 billion or greater.

  Fred Alger Management, Inc. serves as the investment manager to the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio. The manager receives an annual fee from each portfolio based on the average daily net assets of the portfolio at the following rates: Small Capitalization Portfolio, 0.85%; Growth Portfolio, 0.75%. Fred Alger Management, Inc. has agreed to reimburse each of these portfolios to the extent that the annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed 1.50% of the average daily net assets of either portfolio for any fiscal year.


PBHG INSURANCE SERIES FUND, INC.

  PBHG Insurance Series Fund, Inc. has two portfolios that are currently available to Policyowners through Separate Account III: Growth II Portfolio and Large Cap Growth Portfolio. THE GROWTH II PORTFOLIO AND THE LARGE CAP GROWTH PORTFOLIO ARE NOT CURRENTLY AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYHOLDERS.

  GROWTH II PORTFOLIO seeks long-term capital appreciation by investing in equity securities of small and medium sized companies (market capitalization of up to $4 billion) which have an outlook for strong earnings growth and significant capital appreciation.

  LARGE CAP GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of larger capitalization companies (market capitalization of greater than $1 billion) which have an outlook for strong growth in earnings and potential for capital appreciation.

  Pilgrim Baxter & Associates, Ltd. serves as investment adviser to the portfolios of PBHG Insurance Series Fund, Inc.


THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

  Life of Virginia currently is compensated by an affiliate(s) of each of the Funds based upon an annual percentage of the average assets held in the Fund by Life of Virginia. These percentage amounts, which vary by Fund, are intended to reflect administrative and other services provided by Life of Virginia to the Fund and/or affiliate(s).

  More detailed information concerning the investment objectives and policies of the Funds and the investment advisory services and charges can be found in the current prospectuses for the Funds which accompany or precede this Prospectus. A prospectus for each Fund can be obtained by writing or calling Life of Virginia's Home Office. The prospectus for each Fund should be read carefully before any decision is made concerning the allocation of premium payments or transfers among the Investment Subdivisions of Separate Account III.

RESOLVING MATERIAL CONFLICTS


  The Funds are used as investment vehicles for variable life insurance and variable annuity policies issued by Life of Virginia. In addition, all of the Funds, other than the GE Investments Funds, Inc., are also available to separate accounts of insurance companies other than Life of Virginia offering variable life and variable annuity policies. As a result, there is a possibility that a material conflict may arise between the interests of Policyowners owning Policies whose Cash Values are allocated to Separate Account III and of Policyowners owning policies whose cash values are allocated to one or more other separate accounts investing in any one of the Funds.

  In addition, Janus Aspen Series, GE Investments Funds, Inc., and The Alger American Fund may sell shares to certain retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of policyowners generally or certain classes of Policyowners, and such retirement plans or participants in such retirement plans.


  In the event of a material conflict, Life of Virginia will take any necessary steps, including removing Separate Account III assets from that Fund, to resolve the matter. See the individual Fund prospectus for greater details.

TERMINATION OF PARTICIPATION AGREEMENTS

  The participation agreements pursuant to which the Funds sell their shares to Separate Account III contain varying provisions regarding termination. The following summarizes those provisions:


    VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VARIABLE INSURANCE PRODUCTS FUND III (THE "FUND"). These agreements provide for termination (1) on one year's advance notice by either party, (2) at Life of Virginia's option if shares of the Fund are not reasonably available to meet requirements of the policies, (3) at the option of either party if certain enforcement proceedings are instituted against the other, (4) upon vote of the policyowners to substitute shares of another mutual fund, (5) at Life of Virginia's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws or if the Fund ceases to qualify as regulated investment companies under the Internal Revenue Code, (6) at the option of the Fund or their principal underwriters if they determine that Life of Virginia has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, (7) at the option of Life of Virginia if the Funds have suffered material adverse changes in their business or financial conditions or are the subject of material adverse publicity, or (8) at the option of the Funds or their principal underwriters if Life of Virginia decides to make another mutual fund available as a funding vehicle for its policies.


    OPPENHEIMER VARIABLE ACCOUNT FUNDS. This agreement may be terminated by the parties on six months' advance written notice.

    JANUS ASPEN SERIES. This agreement may be terminated by the parties on six months' advance written notice.

    FEDERATED INSURANCE SERIES. This agreement may be terminated by any of the parties on 180 days advance written notice to the other parties.

    THE ALGER AMERICAN FUND. This agreement may be terminated at the option of any party upon six months' advance written notice to the other parties, unless a shorter time is agreed to by the parties.


    PBHG INSURANCE SERIES FUND, INC. This agreement may be terminated at the option of any party upon six months' advance written notice to the other parties, unless a shorter time is agreed to by the parties.

    GE INVESTMENTS FUNDS, INC. has entered into a Stock Sale Agreement with Life of Virginia pursuant to which the Fund sells its shares to Separate Account III.



                                   THE POLICY

  This Prospectus describes the basic Policy. There may be differences in your Policy because of requirements of the state where your Policy is issued. Any such differences will be included in your Policy.

PURPOSE OF THE POLICY

  The Policy is designed to provide the Owner with lifetime insurance protection. Although the Policy may operate as a single premium policy, under certain circumstances additional premiums either may be paid at the Policyowner's option or are required in order to keep the Policy in force. Moreover, the Policy enables the Policyowner to adjust the level of Death Benefit Proceeds payable under a Policy by increasing the specified amount. Thus, as insurance needs or financial conditions change, the Policyowner has flexibility to adjust Death Benefit Proceeds and to make Additional Premium Payments.

  The Policy is a "variable" policy because, unlike the fixed benefits of an ordinary life insurance policy, the Cash Value will, and under certain circumstances the Death Benefit may, increase or decrease depending upon the investment experience of the Investment Subdivisions of Separate Account III to which the Policyowner allocates premiums. Accordingly, the Policyowner reaps the benefit of any appreciation in value of the underlying assets, but also bears the investment risk of any depreciation in the value of those assets. The payment of one or more premiums does not guarantee that the Policy will stay in force. Instead, whether or not a Policy continues in force will depend on the amount of the Surrender Value, which in turn will depend upon the investment experience of the chosen Investment Subdivision(s) of Separate Account III. So long as the Policy remains in force, the Death Benefit payable will never be less than the specified amount; however, there is no guaranteed minimum Cash Value.

PURCHASING A POLICY


  Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent or to Life of Virginia at its Home Office at 6610 West Broad Street, Richmond, Virginia 23230. Life of Virginia will not issue Policies to insure persons older than age 75. Acceptance of an application is subject to Life of Virginia's underwriting rules and Life of Virginia reserves the right to reject an application for any lawful reason and in a manner such that does not unfairly discriminate against similarly-situated purchasers. Life of Virginia assigns Insureds to standard and substandard risk classes. Cost of insurance deductions will generally be higher under Policies insuring persons assigned to substandard risk classes.


  If the first full premium is not paid with the application, insurance will become effective on the Effective Date, which is the date that premium is paid and the Policy is delivered while all persons proposed for insurance are insurable. If the first full premium is paid and a conditional receipt is given to the applicant, then, subject to a maximum limitation, insurance as provided by the terms and conditions of the Policy applied for will become effective on the Effective Date specified by the conditional receipt, provided the insured is found to be, on the Effective Date, insurable at standard premium rates for the plan and amount of insurance requested in the application. The Effective Date specified in the conditional receipt is the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests required by Life of Virginia, and (iii) the policy date requested by the applicant when that date is later than the date the application is completed.

DATES UNDER THE POLICY

  A Policy Date is assigned to each Policy when the Policy is issued. The Policy Date will normally be a date between the date the application is signed and the date the Policy is issued; however, the Policy Date may be any other date mutually agreeable to Life of Virginia and the Policyowner. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

  "Policy years" for the original specified amount and the initial premium are measured from the Policy Date. With regard to increases in the specified amount, however, "years" are measured from the effective date of the increase, while "years" for determining charges attributable to Additional Premium Payments are measured from the policy anniversary coincident with or preceding receipt of the Additional Premium Payment.

PAYMENTS MADE UNDER THE POLICY

  INITIAL PREMIUM. The initial premium is due on the Policy Date. This amount will be stated on the policy data pages. If the Insured is above age 60, the initial premium must equal the total planned premium. All premiums are payable to Life of Virginia at its Home Office.

  PLANNED PREMIUMS. The amount of the planned premium will be stated on the policy data pages. The minimum first year planned premium is $5,000.


  The total planned premium must equal the guideline single premium for life insurance as determined in the Internal Revenue Code for the Policy's initial specified amount. The relationship between the guideline single premium and the specified amount depends on the age, sex (where appropriate), and risk class of the Insured. Generally, the same guideline single premium will purchase a higher specified amount for a younger Insured than for an older Insured of the same sex and risk class. Likewise, the same guideline single premium will purchase a slightly higher specified amount for a female Insured than for a male Insured of the same age and risk class. Representative specified amounts for a $10,000 guideline single premium are set forth below:

            SPECIFIED AMOUNT FOR A $10,000 GUIDELINE SINGLE PREMIUM

     AGE                        MALE                       FEMALE
      10                      $172,614                    $222,762
      20                       118,079                     148,384
      30                        79,351                      97,259
      40                        51,445                      63,084
      50                        34,265                      42,083
      60                        23,862                      28,731
      70                        17,680                      20,131

  PREFERRED FUNDING RISK CLASS

    A Policy issued with respect to an Insured assigned to the standard risk class may qualify for the Preferred Funding Risk Class, provided that the amount of total premiums paid under the Policy meets the premium requirements of the Preferred Funding Schedule. The Preferred Funding Schedule, set forth below, shows the amount of total premiums that must be paid (as a percentage of a Policy's total planned premiums) as of the beginning of Policy years one through five in order for a Policy to qualify for the Preferred Funding Risk Class. Cost of insurance charges deducted under Policies in this risk class are subject to certain limits. See below.

                          POLICY YEAR                                 TOTAL
                                                          PREMIUMS (as a % of
                                                          the Total Planned
                                                          Premium)
                          1                                     20%
                          2                                     40%
                          3                                     60%
                          4                                     80%
                          5+                                   100%


  ADDITIONAL PREMIUM PAYMENTS. Although the Policy can operate as a single premium policy, Additional Premium Payments may be made under certain circumstances, so long as there is no outstanding Policy Debt. If there is Policy Debt outstanding, any payment received by Life of Virginia will be considered repayment of that debt. Should any such payment exceed the amount of Policy Debt outstanding, the amount in excess of Policy Debt will be treated as an Additional Premium Payment. The circumstances under which Additional Premium Payments can be made are listed below:

(1) INCREASES IN SPECIFIED AMOUNT -- After the first Policy Year, the Policyowner may request an increase in specified amount. (SEE Changes in the Specified Amount.) If the Policyowner's request is approved, Life of Virginia will require the Policyowner to make an Additional Premium Payment in order for an increase to become effective. The minimum Additional Premium Payment Life of Virginia will allow in connection with an increase in the specified amount is $1,000.

(2) IN ORDER TO PREVENT LAPSE -- If the Surrender Value on a Monthly Anniversary Day is insufficient to cover the monthly deduction due on that Monthly Anniversary Day, then in order to prevent lapse, the Policyowner must make a payment during the grace period sufficient to cover the monthly deduction. Payments received in excess of any outstanding Policy Debt will be treated as Additional Premium Payments. The minimum payment that may be made in this circumstance will be stated in the notice mailed to the Policyowner. The Policyowner may make an Additional Premium Payment in an amount greater than that required to prevent lapse as long as the total of all premium payments, immediately after the payment to prevent lapse, is less than the maximum premiums limitation shown in the policy data pages. If the Policyowner does not make a sufficient payment, the Policy will lapse and terminate without value. (SEE Policy Lapse and Reinstatement.)

(3) AT THE POLICYOWNER'S DISCRETION -- Additional Premium Payments may be made, at the Policyowner's discretion, so long as the amount of the payment is at least $250 and the payment plus the total of all premiums previously paid does not exceed the maximum premiums limitation shown in the policy data pages. The maximum premiums limitation will be derived from the guideline premium test for life insurance set forth in the Internal Revenue Code. If the initial premium equals the maximum premiums limitation at issue, discretionary Additional Premium Payments normally will not be permitted during the early years of the Policy.

  In the event that a discretionary Additional Premium Payment is made that causes the total amount of premiums paid under the Policy to exceed the maximum premiums limitation, Life of Virginia will accept only the portion of the premium which, together with premiums previously paid, equals the maximum premiums limitation, and will return the excess to the Policyowner. Thereafter, no discretionary Additional Premium Payments will be accepted until allowed by the maximum premiums limitation.

  Additional Premium Payments made in accordance with the terms of the Policy are credited as of the next close of business (on a Business Day) following receipt of payment at the Home Office.

  REPAYMENT OF OUTSTANDING POLICY DEBT. If there is any outstanding Policy Debt on the date Life of Virginia receives a payment, the payment will be treated first as a repayment of outstanding Policy Debt. (SEE Loan Benefits -- Repayment of Policy Debt.) Only the portion of the payment in excess of any outstanding Policy Debt will be treated as an Additional Premium Payment.

ALLOCATION OF PREMIUMS

  The Policyowner determines the allocation of premiums among Investment Subdivisions of Separate Account III that will take effect after the Initial Investment Period. The initial allocation is made in the application. The Policyowner may allocate premiums totally to one Investment Subdivision of Separate Account III, or partially to any of these Investment Subdivisions; however, at any one point in time, the Cash Value may not be invested in more than seven Investment Subdivisions. Furthermore, the minimum percentage that may be allocated to any one Investment Subdivision is 1%.


  The initial premium will be allocated to the Investment Subdivision investing in the Money Market Fund the GE Investments Funds on the Effective Date. Once allocated, the Policy's Cash Value will remain there until the end of the Initial Investment Period. For premiums received after the Policy is approved for issue, but before the end of the Initial Investment Period, the premiums will also be placed in the Investment Subdivision that invests exclusively in the Money Market Fund of the GE Investments Funds at the end of the valuation period during which they were received until the end of the Initial Investment Period. The Initial Investment Period ends either on the date the Home Office receives a form satisfactory to Life of Virginia and signed by the Policyowner, indicating that the Policyowner has received and accepted the Policy, or if the Policy is not accepted when all amounts due are refunded.

  If a Policy is issued as applied for, insurance coverage under the Policy normally begins on the Policy Date or at the end of the valuation period during which the full first premium is received at the Home Office, whichever is later. If a Policy is issued on a basis other than as applied for the insurance coverage will normally begin on the date the Policy is accepted by the Policyowner or at the end of the valuation period during which the full first premium is received at the Home Office, whichever is later.


  The Policyowner may change the allocation of later premiums at any time, without charge, simply by sending written notice to Life of Virginia at its Home Office. The allocation will apply to any premiums received after Life of Virginia records the change. The Cash Value will vary with the investment performance of the Investment Subdivisions the Policyowner selects, and the Policyowner bears the entire investment risk for the Cash Value in any particular Investment Subdivision. The allocation of premiums will affect not only the Policy's Cash Value, but it may also affect the Death Benefit. The Policyowner should periodically review his allocation of Cash Value in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  LAPSE. The Policy will lapse if, on a Monthly Anniversary Day, the Surrender Value (Cash Value less outstanding Policy Debt and any applicable surrender charge) is insufficient to cover the monthly deduction due on that Monthly Anniversary Day (SEE Charges and Deductions -- Monthly Deduction), and a grace period expires without a sufficient payment. Life of Virginia allows the Policyowner a 61-day grace period to make a payment sufficient to cover the monthly deduction. The grace period will begin on the date Life of Virginia mails notice of the insufficiency. Life of Virginia will mail notice to the Policyowner and to any assignee of record in its Home Office.

  The Policyowner must, during the grace period, make a payment which is sufficient to cover any due and unpaid monthly deductions in order to avoid lapse of the Policy. Failure to make a sufficient payment by the end of the grace period will cause the Policy to lapse and terminate without value.

  So long as there is outstanding Policy Debt, that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Policy Debt will be treated as a repayment of Policy Debt and not as an Additional Premium Payment. If a payment is treated as repayment of outstanding Policy Debt, Life of Virginia will transfer the amount of Cash Value held in the General Account as security for that part of the Policy Debt being repaid into Separate Account III, which increases the Surrender Value of the Policy, thereby preventing lapse.

  Insurance coverage continues during the grace period, but the Policy will be deemed to have no Cash Value for purposes of policy loans and surrenders. If the Insured dies during the grace period, the Death Benefit Proceeds payable during the grace period will equal the amount of the Death Benefit in effect immediately prior to the commencement of the grace period less outstanding loan balance and any due and unpaid monthly deductions. A lapse of the Policy may result in adverse tax consequences. (SEE Federal Tax Matters.)


  REINSTATEMENT. If the Policy is terminated during the Insured's life because a grace period ended without a sufficient payment being made, the Policy can be reinstated. Reinstatement must occur within three years of the expiration of the grace period and prior to the Maturity Date. To reinstate, evidence satisfactory to Life of Virginia must be submitted that the Insured is insurable. In addition, a payment must be made which is sufficient to cover the monthly deductions for the first two Policy Months following reinstatement. Life of Virginia may, however, accept a payment larger than this amount as long as immediately after the payment the total of all premium payments made is less than the maximum premiums limitation shown in the policy data pages. Unless the payment is repayment of outstanding Policy Debt, the amount paid will be treated as an Additional Premium Payment. The Policy will be reinstated on the date the reinstatement is approved by Life of Virginia.

  Any Policy Debt which existed at the end of the grace period will be reinstated if it is not paid. If Policy Debt is reinstated, all payments received by Life of Virginia will be treated first as repayment of Policy Debt. If a payment larger than the Policy Debt is made, the excess will be treated as an Additional Premium Payment. Regardless of whether the payment made is repayment of Policy Debt or an Additional Premium Payment, the amount of the payment must be sufficient to cover the monthly deductions for the first two policy months following reinstatement.

  Life of Virginia will not reinstate a Policy that has been surrendered for its Surrender Value.

EXAMINATION OF POLICY (REFUND PRIVILEGE)

  The Policyowner may examine the Policy and return it for refund within 10 days after it is received, or within 45 days after Part I of the application is signed, whichever is later. The amount of refund will equal the advisory fee deducted from the Funds attributable to the Policy, plus the premiums allocated to Separate Account III adjusted by investment gains and losses. The state in which the Policy is issued may require, instead, a refund of the gross premiums paid. In certain states the Policyowner may have more than 10 days to return the policy for a refund. A Policyowner wanting a refund should return the Policy to either Life of Virginia at its Home Office or to the registered agent who sold it.

EXCHANGE PRIVILEGE

  During the first 24 Policy Months, the Policyowner may convert this Policy to a permanent fixed benefit policy. The amount of the new policy will be the specified amount of this Policy on the date of exchange. Premiums will be based on the same issue age and risk classification of the Insured as the existing Policy. The conversion will be subject to an equitable adjustment in payments and cash values to reflect variances, if any, in the payments and cash values under the existing Policy and the new policy.


                           POLICY RIGHTS AND BENEFITS

  While the Policy is in effect it provides for certain benefits. Subject to certain limitations, the Policyowner may at any time obtain the Surrender Value by surrendering the Policy. (SEE Surrender Privileges.) In addition, the Policyowner has certain policy loan privileges under the Policy. (SEE Loan Benefits.) The Policy also provides for the payment of a Death Benefit upon the death of the Insured. (SEE Death Benefit.)

CASH VALUE BENEFITS

  SURRENDER PRIVILEGES. During the Insured's life, and as long as the Policy is in effect, a Policyowner may surrender the Policy at any time by sending a written request in a form acceptable to Life of Virginia, along with the Policy, to Life of Virginia at its Home Office.

  The amount payable on surrender of the Policy is the Surrender Value at the end of the Valuation Period during which the request is received. The Surrender Value may be paid in a lump sum or under one of the optional payment plans specified in the Policy. (SEE Optional Payment Plans.)

  SURRENDER VALUE. The Surrender Value equals the Cash Value on the date Life of Virginia receives a request for surrender, less any outstanding Policy Debt and less any applicable surrender charge. (SEE Surrender Charge.) Surrender Value will be determined at the end of the Valuation Period during which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for a surrender. Postponement of payments may occur in certain circumstances. (SEE Postponement of Payment.)

  PARTIAL WITHDRAWALS. In each Policy Year after the first, the Policyowner may make one partial withdrawal from the Cash Value of the Policy. The amount which may be withdrawn is that amount of Cash Value of the Policy which exceeds the sum of the premiums paid and outstanding policy debt. A charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from each withdrawal. No surrender charge will apply.

  The Policyowner may tell Life of Virginia how to allocate the partial withdrawal from the Investment Subdivisions of the Separate Account. If no notification is given, the partial withdrawal will be made from each Investment Subdivision in the same proportion that the Policy's Cash Value in that Investment Subdivision bears to the total Cash Value on the date the request for withdrawal is received in the home office of the company.

  If a partial withdrawal is made, the Specified Amount under the Policy will be reduced by the amount which the Partial Withdrawal amount would purchase if paid as a single premium on the date of the withdrawal.

  Partial withdrawals may have federal tax consequences, and prior to age 59 1/2 may result in a 10% penalty tax. (SEE Federal Tax Matters).

  CALCULATION OF CASH VALUE. The Policy provides for an accumulation of Cash Value. Cash Value will be determined on a daily basis. A Policy's Cash Value will reflect a number of factors, including premiums paid, partial withdrawals, policy loans, charges assessed in connection with the Policy, and the investment performance of the Investment Subdivisions of Separate Account III to which the Cash Value is allocated. There is no guaranteed minimum Cash Value. The Cash Value equals the sum of all amounts in each Investment Subdivision of Separate Account III plus the value of any amount transferred to the General Account to secure Policy Debt.


  On the later of the Policy Date or the date the initial premium is received, the Cash Value is the initial premium, less any due and unpaid monthly deductions, adjusted by the Policy's share of investment gains and losses in that Investment Subdivision. On that date, the Cash Value is allocated entirely to the Investment Subdivision of Separate Account III that invests exclusively in the Money Market Fund of GE Investments Funds and, therefore, there is no Cash Value in the other Investment Subdivisions. (SEE Allocation of Premiums.)


  At the end of each Valuation Period thereafter, the Cash Value in each Investment Subdivision of Separate Account III is (a) plus (b) plus (c) minus
(d) minus (e) where:

  (a) is the Cash Value allocated to the Investment Subdivision at the end of the preceding Valuation Period, multiplied by the Investment Subdivision's Net Investment Factor for the current period;

  (b) is any Additional Premium Payments received during the current Valuation Period that have been allocated to the Investment Subdivision;

  (c) is any other amounts transferred into the Investment Subdivision during the current Valuation Period; and

  (d) is any Cash Value transferred out of the Investment Subdivision during the current Valuation Period; and


  (e) is any Cash Value withdrawn as a partial withdrawal during the current Valuation Period.


  In addition, whenever a Valuation Period includes the Monthly Anniversary Day, the Cash Value at the end of such period is reduced by the monthly deduction allocated to the Cash Value in the Investment Subdivision for that Monthly Anniversary Day. (SEE Charges and Deductions -- Monthly Deduction.)

  UNIT VALUE. Each Investment Subdivision has a Unit Value. When premiums or other amounts are transferred into an Investment Subdivision, a number of Units are purchased based on the Unit Value of the Investment Subdivision as of the end of the Valuation Period during which the transfer is made. Likewise, when amounts are transferred out of an Investment Subdivision, including Partial

Withdrawals, Units are redeemed in a similar manner.

  For each Investment Subdivision, the Unit Value for the first Valuation Period was $10.00. The Unit Value for each subsequent period is the Net Investment Factor for that period, multiplied by the Unit Value for the immediately preceding period. The Unit Value for a Valuation Period applies to each day in the period.

  NET INVESTMENT FACTOR. The Net Investment Factor measures investment performance of the Investment Subdivisions of Separate Account III during a Valuation Period. Each Investment Subdivision has its own Net Investment Factor for a Valuation Period. The Net Investment Factor of an Investment Subdivision for a Valuation Period is (a) divided by (b), minus (c), where:

  (a) is (1) the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period, plus (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Subdivision during the Valuation Period for which the Net Investment Factor is being determined, minus (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus (4) any amount charged against that Investment Subdivision for taxes, or any amount set aside during the Valuation Period by Life of Virginia as a provision for taxes attributable to the operation or maintenance of that Subdivision; and

  (b) is the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period; and

  (c) is a charge no greater than .0035750% for each day in the Valuation Period. This corresponds to 1.30% per year of the net assets of that Investment Subdivision for mortality and expense risks and administrative expenses.

  The value of the assets in Separate Account III will be taken at their fair market value in accordance with generally accepted accounting principles and applicable laws and regulations.

  HOW THE PERIOD OF COVERAGE UNDER A POLICY CAN VARY. The period of coverage under a Policy depends upon the Surrender Value. The Policy will remain in force as long as the Surrender Value is sufficient to pay the monthly deduction. (SEE Charges and Deductions -- Monthly Deduction.) When, however, the Surrender Value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the Policyowner, the Policy will lapse and terminate without value. (SEE Policy Lapse and Reinstatement -- Lapse.)

TRANSFERS

  After the Initial Investment Period, Policyowners may transfer amounts among the Investment Subdivisions of Separate Account III that are available at the time of the request by sending a written request to the Home Office. Telephone transfers are subject to Life of Virginia's administrative requirements.

  The transfer will be effective as of the end of the Valuation Period during which the request is received at the Home Office. Currently, there is no limit to the number of transfers that may be made; however, Life of Virginia reserves the right to limit the number of transfers, if necessary, in order that the Policy will continue to receive life insurance treatment by the Internal Revenue Service. Where permitted by state law, Life of Virginia also reserves the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which they invest.

  The first transfer in each calendar month will be made without charge. Thereafter, each time amounts are transferred, a transfer charge of $10 will be imposed. This charge is deducted from the amount transferred. The Cash Value on the date of transfer will not be affected by the transfer except to the extent of the transfer charge. Once a Policy is issued, the amount of the transfer charge is guaranteed for the life of the Policy.

TELEPHONE TRANSFERS

  Life of Virginia permits telephone transfers and may be liable for losses resulting from unauthorized or fraudulent telephone transfers if it fails to employ reasonable procedures to confirm that the telephone instructions that it receives are genuine. Therefore, Life of Virginia will employ means to prevent unauthorized or fraudulent telephone requests, such as sending written confirmation, recording telephone requests, and/or requesting other identifying information. In addition, Life of Virginia may require written authorization before allowing Policyowners to make telephone transfers.

  To request a telephone transfer, Policyowners should call Life of Virginia's Telephone Transfer Line at 800-772-3844. Life of Virginia will record all telephone transfer requests. Transfer requests received prior to the close of the New York Stock Exchange will be executed that Business Day at that day's prices. Requests received after that time will be executed on the next Business Day at that day's prices.


DOLLAR-COST AVERAGING

  Policyowners may elect to have Life of Virginia automatically transfer specified amounts from one of certain designated Investment Subdivisions of Separate Account III to any other subdivision(s) on a monthly or quarterly basis. This privilege is intended to permit policyowners to utilize "Dollar-Cost Averaging," a long-term investment method that provides for regular investing over a period of time. Life of Virginia makes no representations or guarantees that Dollar-Cost Averaging will result in a profit or protect against loss.

  Policyowners must select Dollar-Cost Averaging on the application or complete a Dollar-Cost Averaging Agreement in order to begin the Dollar-Cost Averaging program. Currently, the Investment Subdivision designated for the purpose of Dollar-Cost Averaging is the Investment Subdivision that invests in the Money Market Fund of GE Investments Funds, Inc. Money may also be transferred to the designated Investment Subdivision from other subdivisions within the Separate Account. Any amount allocated or transferred must conform to the minimum amount and percentage requirements. (SEE Transfers).


  Dollar-Cost Averaging will continue until the entire cash value in the subdivision designated for Dollar-Cost Averaging is depleted. The policyowner has the option of discontinuing Dollar-Cost Averaging by sending Life of Virginia a written cancellation notice. Policyowners may make changes to their Dollar-Cost Averaging program by calling Life of Virginia's Telephone Transfer Line at 800-772-3844. Also, Life of Virginia reserves the right to discontinue Dollar-Cost Averaging upon 30 days written notice to the Policyowner.



PORTFOLIO REBALANCING

  Owners may elect to have Life of Virginia automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage of Cash Value in each of two or more Investment Subdivisions designated by the Owner. This privilege is intended to permit owners to use "Portfolio Rebalancing," a strategy that maintains over time the Owner's desired allocation percentage in the designated Investment Subdivisions. The percentage of Cash Value in each of the Investment Subdivisions may shift from the Premium Payment allocation percentage due to the performance of the Investment Subdivisions. Life of Virginia makes no representations or guarantees that Portfolio Rebalancing will result in a profit or protect against loss.

  Owners must complete the Portfolio Rebalancing agreement to participate in the Portfolio Rebalancing program. Owners may designate the Investment Subdivisions and specify the rebalancing percentages in the agreement. The specified percentages must be in whole percentages and must be at least 1%. The date that a rebalancing transfer is effected is measured from the Policy Date, or other date selected at the sole discretion of Life of Virginia, based on the rebalancing frequency chosen by an Owner. Cash Value must be allocated to each of the designated Investment Subdivisions for rebalancing to become effective.

  Portfolio Rebalancing is offered free of charge and will continue as long as there is Cash Value in each of the designated Investment Subdivisions. Prior to that time, Owners may discontinue rebalancing by sending Life of Virginia a written cancellation notice. Owners may make changes to their Portfolio Rebalancing program by calling Life of Virginia's Telephone Transfer Line at 800-772-3844. Portfolio Rebalancing transfers are not included for the purpose of determining any transfer charge. Owners should consider the possible effects of electing other automatic programs such as Dollar-Cost Averaging concurrent with Portfolio Rebalancing. Life of Virginia reserves the right to exclude investment subdivisions from Portfolio Rebalancing. Life of Virginia also reserves the right to discontinue Portfolio Rebalancing upon 30 days written notice to the Owner.


POWERS OF ATTORNEY

  As a general rule and as a convenience to Policyowners, Life of Virginia allows the use of powers of attorney whereby Policyowners give third parties the right to effect cash value transfers on behalf of the Policyowners. However, when the same third party possesses powers of attorney executed by many Policyowners, the result can be simultaneous transfers involving large amounts of cash value. Such transfers can disrupt the orderly management of the mutual funds underlying the variable policy, can result in higher costs to Policyowners, and are generally not compatible with the long-range goals of purchasers of variable policies. Life of Virginia believes that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the funds underlying its policies, and this position is shared by the managements of those mutual funds.

  Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties holding multiple powers of attorney, Life of Virginia may not honor such powers of attorney and has instituted or will institute procedures to assure that the transfer requests that it receives have, in fact, been made by the policyowners in whose names they are submitted. However, these procedures will not prevent Policyowners from making their own cash value transfer requests.

LOAN BENEFITS

  POLICY LOANS. As long as the Policy remains in effect, a Policyowner may borrow money from Life of Virginia at any time, using the Policy as the only security for the loan. Life of Virginia's claim for repayment of a policy loan has priority over the claims of any assignee of the Policy or other person. The minimum loan amount is $500. The Maximum Loan Amount is 90% of the Policy's Cash Value at the end of the Valuation Period during which the loan request is received, less any surrender charge. The amount available to be borrowed at any given time is the Maximum Loan Amount reduced by any outstanding Policy Debt. Policy loans ordinarily will be paid within seven days after Life of Virginia receives a request for a loan at its Home Office, although payments may be postponed under certain circumstances. (SEE Postponement of Payment.)

  When a policy loan is made, a portion of the Policy's Cash Value equal to the loan amount will be transferred out of Separate Account III into Life of Virginia's General Account. The Policyowner may indicate, in writing, from which Investment Subdivisions the Cash Value is to be transferred out of Separate Account III. If no such written instruction is received with the loan request, the Cash Value transferred out will automatically be transferred from the Investment Subdivisions in the same proportion that the Cash Value in each Investment Subdivision bears to the total Cash Value in all Investment Subdivisions on the date the loan is made.


  Currently, Life of Virginia credits interest at an annual rate of 6% for that part of the General Account Cash Value up to an amount equal to the Cash Value less the total of all premium payments made. An annual rate of 4% is credited to that part of the General Account Cash Value in excess of the above amount. For purposes of crediting these two rates of interest, the Cash Value as calculated on the preceding Monthly Anniversary Day will be used. Life of Virginia reserves the right to decrease, at its discretion, the rate of interest credited to the amount of Cash Value transferred to the General Account to an effective annual rate of not less than 4%. On each policy anniversary, the interest earned since the preceding policy anniversary will be credited and transferred to Separate Account III. Absent written instruction, Life of Virginia will allocate this amount among the Investment Subdivisions of Separate Account III in the same manner as policy loans are allocated.


  Even though the loan may be repaid in whole or in part at any time while the Insured is living, policy loans will permanently affect the Cash Value of a Policy. The effect could be favorable or unfavorable depending upon whether the investment performance of the Investment Subdivision(s) from which the Cash Value is transferred is less than or greater than the interest rate being credited to the Cash Value in the General Account while the loan is outstanding. In comparison to a Policy under which no loan is made, Policy values will be lower where such interest rate credited is less than the performance of the Investment Subdivision(s), but will be greater where such interest rate is greater than the performance of the Investment Subdivision(s). In addition, Proceeds payable upon death or surrender will be reduced by the amount of any outstanding Policy Debt.

  Policy loans may have federal tax consequences, and prior to age 59 1/2 may result in a 10% penalty tax. (SEE Federal Tax Matters.) In addition, a policy loan entails the risk that the Policy will lapse if interest credited to the Cash Value in the general account while the loan is outstanding plus earnings on Cash Value in the Investment Subdivisions is insufficient to prevent policy debt from exceeding Cash Value less applicable surrender charges. Adverse tax consequences may result from a lapse if Policy Debt is outstanding. The risk of lapse due to a policy loan is greater where interest charged on the loan is not paid when due.

  LOAN INTEREST CHARGED. Life of Virginia will charge a fixed interest rate of 6% per year on all outstanding policy loans. Interest accrues daily and is due and payable on each policy anniversary. If interest is not paid when due, an amount equal to the amount owed will be treated as a policy loan and interest will be charged on that amount. Absent written instruction, the amount transferred out of Separate Account III will be transferred from the Investment Subdivisions of Separate Account III in the same proportion as policy loans are transferred.

  POLICY DEBT. Policy Debt equals the total of all outstanding policy loans, plus accrued interest on policy loans. If Policy Debt exceeds the Cash Value less any applicable surrender charge, Life of Virginia will notify the Policyowner and any assignee of record. A payment at least equal to the excess Policy Debt must be made to Life of Virginia within 61 days from the date notice is sent; otherwise the Policy will lapse and terminate without value. (SEE Policy Lapse and Reinstatement.) The Policy may, however, later be reinstated.

  REPAYMENT OF POLICY DEBT. Policy Debt may be repaid in whole or in part any time during the Insured's life while the Policy is in effect. So long as there is any outstanding Policy Debt, any payments received by Life of Virginia will be considered as repayment of the Policy Debt. The portion of a payment in excess of any outstanding Policy Debt will be treated as an Additional Premium Payment, if the other conditions for an Additional Premium Payment are met. Whenever a repayment is made, the Cash Value in the General Account securing the repaid portion of the Policy Debt will be transferred back to Separate Account III and allocated among the Investment Subdivisions in accordance with the written instructions of the Policyowner. If no written instruction is received with the repayment, Life of Virginia will allocate the repaid portion among the Investment Subdivisions of Separate Account III in the same manner as premium payments are allocated.

DEATH BENEFIT

  So long as the Policy remains in force, the Policy provides for the payment of a Death Benefit upon the death of the Insured. The death benefit proceeds will be paid to a named Beneficiary or Contingent Beneficiary. One or more Primary Beneficiaries or Contingent Beneficiaries may be named. The amount of the Death Benefit Proceeds will be determined on the date on which the Insured's death occurred. The Death Benefit Proceeds may be paid in a lump sum or under an optional payment plan. (SEE Optional Payment Plans.) In determining the Proceeds payable, the Death Benefit provided by the Policy will be reduced by any outstanding Policy Debt and any due and unpaid monthly deductions. The Proceeds will ordinarily be paid within seven days after Life of Virginia receives due proof of death. Payment may, however, be postponed under certain circumstances. (SEE Postponement of Payment.)


  The amount of the Death Benefit provided by a Policy will be the greater of:
(1) the specified amount; or (2) the Cash Value on the date of death, multiplied by the applicable corridor percentage. Accordingly, the Death Benefit will never be less than the specified amount, as long as the Policy remains in force. Under the terms of the Policy, however, the Policy's Death Benefit may be greater than the specified amount, depending upon the length of time the Policy is in force, any Additional Premium Payments made, and the Policy's investment results. If the death benefit is greater than the specified amount, it will vary with the Policy's Cash Value. Initially, the specified amount is determined when the Policy is issued by the amount of the total planned premium and the age, sex (where appropriate), and risk class of the Insured. (SEE Premiums.) After a Policy has been in effect for one year, however, the specified amount may be increased. (SEE Changes in the Specified Amount.)

  The calculation of the Death Benefit based upon the corridor percentage occurs only when the Cash Value reaches a certain proportion of the specified amount. Because there is no guaranteed Cash Value, there is no guarantee this will occur. The corridor percentage depends upon the Attained Age of the Insured. The corridor percentage for each age is set forth in the table below.

    ATTAINED      CORRIDOR    ATTAINED    CORRIDOR    ATTAINED       CORRIDOR
      AGE        PERCENTAGE     AGE      PERCENTAGE     AGE         PERCENTAGE
  40 or younger     250%        54            157%        68            117%
      41            243         55            150         69            116
      42            236         56            146         70            115
      43            229         57            142         71            113
      44            222         58            138         72            111
      45            215         59            134         73            109
      46            209         60            130         74            107
      47            203         61            128         75
      48            197         62            126       through         105
      49            191         63            124         90
      50            185         64            122         91            104
      51            178         65            120         92            103
      52            171         66            119         93            102
      53            164         67            118         94            101

  EXAMPLES. For this purpose, assume that the Insured is under the age of 40, the specified amount is $100,000, and that there is no outstanding Policy Debt or any due and unpaid monthly deductions.

  The Policy will initially provide for a $100,000 Death Benefit. However, because the Death Benefit cannot be less than 250% (the applicable corridor percentage) of Cash Value, any time the Cash Value of this Policy exceeds $40,000, the Death Benefit will exceed the $100,000 specified amount. If the Cash Value equals or exceeds $40,000, each additional dollar added to the Cash Value will increase the Death Benefit by $2.50. Thus, for a Policy with a specified amount of $100,000 and a Cash Value of $80,000, the Beneficiary will be entitled to a Death Benefit of $200,000 (250% x $80,000); Cash Value of $120,000 will yield a Death Benefit of $300,000 (250% x $120,000); and a Cash Value of $200,000 will yield a Death Benefit of $500,000 (250% x $200,000). Similarly, so long as Cash Value exceeds $40,000, each dollar decrease in Cash Value will reduce the Death Benefit by $2.50. If at any time, however, the Cash Value multiplied by the corridor percentage is less than the specified amount, the Death Benefit will equal the specified amount of the Policy.

  The applicable corridor percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the illustration were, for example, 50 (rather than under age 40), the applicable corridor percentage would be 185%. Therefore, the Death Benefit payable would not exceed the $100,000 specified amount unless the Cash Value exceeded approximately $54,054 (rather than $40,000), and each $1 increase or decrease in the Cash Value would change the Death Benefit by $1.85 (rather than $2.50).

CHANGES IN THE SPECIFIED AMOUNT


  After a Policy has been in effect for one year, a Policyowner may adjust the existing insurance coverage by increasing the specified amount. Prior to any increase in specified amount, the total planned premium for the original specified amount must have been paid. To apply for an increase, the Policyowner must first complete a supplemental application and submit evidence, satisfactory to Life of Virginia, that the Insured is insurable. At the time of the requested increase, the Insured must be in the same risk class as at the time the Policy was issued. In order for an increase to become effective, the Policyowner must make an Additional Premium Payment after an increase is approved. The required Additional Premium Payment depends on the amount of the increase requested and the Attained Age, sex (where appropriate), and risk class of the Insured. The minimum increase in the specified amount that Life of Virginia will allow under the Policy is one which requires a $1,000 Additional Premium Payment.

  Representative minimum increases are set forth below:

            SPECIFIED AMOUNT FOR A $1,000 ADDITIONAL PREMIUM PAYMENT

                                  STANDARD         STANDARD
              AGE                   MALE            FEMALE

               10                 $16,945          $21,813
               20                  11,497           14,530
               30                   7,789            9,549
               40                   5,048            6,188
               50                   3,351            4,116
               60                   2,321            2,806
               70                   1,708            1,958


  The required Additional Premium Payment will be the lesser of (a) or (b), where (a) is the increase in the guideline single premium due to the increase in specified amount and (b) is the maximum premiums limitation allowed immediately after the increase in specified amount, less the total premiums paid to date.

  The increase in specified amount will become effective on the date Life of Virginia receives the required payment, which will be shown in the supplemental policy data pages.

  A Partial Withdrawal will result in a reduction in the Specified Amount. The amount of the reduction will be that which the Partial Withdrawal amount would purchase if paid as a single premium on the date of the withdrawal.

  A change in the existing insurance coverage may have federal tax consequences. (SEE Federal Tax Matters.)

BENEFITS AT MATURITY

  If the Policy is in effect on the Maturity Date, Life of Virginia will pay to the Policyowner the Policy's Cash Value less any outstanding Policy Debt. (SEE Loan Benefits.) Benefits payable upon maturity may be paid in a lump sum or under an optional payment plan. The maturity date is the date shown in the Policy.

OPTIONAL PAYMENT PLANS


  "Proceeds" means the amount payable upon surrender or upon the death of the Insured. If the Policy is surrendered, the Proceeds will be the Surrender Value. The Proceeds payable on the death of the Insured will be the Death Benefit less any Policy Debt and any due and unpaid monthly deductions. The actual amount of Proceeds will depend on: the Death Benefit determined as above; the use of the Cash Value during the Insured's life; the Insured's suicide during the first two policy years; and any misstatement of the Insured's age or sex, where appropriate.


  Proceeds payable upon death of the Insured or upon surrender of the Policy, and the benefits payable upon maturity, may be paid in whole or in part under an optional payment plan. Any Death Benefit Proceeds that are paid in one lump sum will include interest from the date of death to the date of payment. Interest will be paid at a rate set by Life of Virginia, or by law if greater. The minimum interest rate which will be paid is 2.5%. Interest will not be paid beyond one year or any longer time set by law. There are currently five optional payment plans available. A plan may be designated in the application or by notifying Life of Virginia in writing at its Home Office. A choice or change of a plan must be sent in writing to the Home Office of Life of Virginia. Any amount left with Life of Virginia for payment under an optional payment plan will be transferred to Life of Virginia's General Account. During the life of the Insured, the Policyowner can select a plan. If a plan has not been chosen at the Insured's death, a Beneficiary can choose a plan. If a Beneficiary is changed, the plan selection will no longer be in effect unless the Policyowner requests that it continue.

  In selecting an optional payment plan: (1) the payee under a plan cannot be a corporation, association or fiduciary; (2) the Proceeds applied under a plan must be at least $10,000; and (3) the amount of each payment under a plan must be at least $50. Payments under Plans 1, 2, 3 or 5 will begin on the date of the Insured's death or on surrender. Payments under Plan 4 will begin at the end of the first interest period after the date proceeds are otherwise payable.

  PLAN 1 -- LIFE INCOME. Equal monthly payments will be made for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at 3% compounded yearly. Life of Virginia may increase the interest rate and the amount of any payment. If the payee dies before the end of the guaranteed period, the amount of remaining payments for the minimum period will be discounted at a yearly rate of 3%. The discounted amounts will be paid in one sum to the payee's estate unless otherwise provided.

  PLAN 2 -- INCOME FOR A FIXED PERIOD. Equal periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. Guaranteed amounts payable under this plan will earn interest at 3% compounded yearly. Life of Virginia may increase the interest and the amount of any payment. If the payee dies, the amount of the remaining guaranteed payments will be discounted to the date of the payee's death at a yearly rate of 3%. "Discounted" means that Life of Virginia will deduct the amount of interest each remaining payment would have earned had it not been paid out early. The discounted amount will be paid in one sum to the payee's estate unless otherwise provided.

  PLAN 3 -- INCOME OF A DEFINITE AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of Proceeds. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. Proceeds will earn interest at 3% compounded yearly. Life of Virginia may increase the interest rate; if the interest rate is increased, the payment period will be extended. If the payee dies, the amount of the remaining Proceeds with earned interest will be paid in one sum to his or her estate unless otherwise provided. If the payee is age 80 or older, payments under Plan 3 may not qualify for favorable tax treatment if the expected payment period exceeds the life expectancy of the payee.

  PLAN 4 -- INTEREST INCOME. Periodic payments of interest earned from the Proceeds left with Life of Virginia will be paid. Payments can be annual, semi-annual, quarterly, or monthly, and will begin at the end of the first period chosen. Proceeds will earn interest at 3% compounded yearly. Life of Virginia may increase the interest rate and the amount of any payment. If the payee dies, the amount of remaining Proceeds and any earned but unpaid interest will be paid in one sum to his or her estate unless otherwise provided.

  PLAN 5 -- JOINT LIFE AND SURVIVOR INCOME. Equal monthly payments will be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. The guaranteed amount payable under this plan will earn interest at 3% compounded yearly. Life of Virginia may increase the interest rate and the amount of any payment. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, the amount of the remaining payments for the 10-year period will be discounted at a yearly rate of 3%. The discounted amount will be paid in one sum to the survivor's estate unless otherwise provided.

SPECIALIZED USES OF THE POLICY

  The Policy should be purchased as a long-term investment designed to provide a death benefit. The Policy's Surrender Value, as well as its death benefit, may be used to provide proceeds for various individuals and business financial planning purposes. However, loans and partial withdrawals will affect the Surrender Value and death benefit proceeds, and may cause the Policy to lapse. If the investment performance of Investment Subdivisions to which cash value is allocated is not sufficient to provide funds for the specific planning purpose contemplated, or if insufficient payments are made or cash value maintained, then the Owner may not be able to utilize the Policy to achieve the purposes for which it was purchased. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy, and the potential impact of any contemplated loans and partial withdrawals, are consistent with the purpose for which the Policy is being considered.

                             CHARGES AND DEDUCTIONS

MONTHLY DEDUCTION

  On each Monthly Anniversary Day, a deduction will be made from the Policy's Cash Value in Separate Account III in order to compensate Life of Virginia for the cost of insurance and certain other expenses incurred in connection with the Policies. The monthly deduction for a Policy Month will be allocated among the Investment Subdivisions of Separate Account III in the same proportion that the Policy's Cash Value in each Investment Subdivision bears to the total Cash Value in all Investment Subdivisions at the beginning of the Policy Month. The actual amount of each monthly deduction will vary because (1) some of these charges are based on percentages of Cash Value which varies from one Valuation Period to the next; (2) some of these charges are further based upon portions of Cash Value attributable to Additional Premium Payments; and (3) the cost of insurance can vary from month to month.

  CHARGES ATTRIBUTABLE TO PREMIUM PAYMENTS. During the first ten years following a premium payment (SEE Dates Under the Policy), Life of Virginia will deduct premium tax and distribution expense charges attributable to that premium payment in order to recover premium taxes and distribution expenses associated with that premium payment. In general, the amount of each charge is calculated by multiplying the rate for the charge by the portion of Cash Value in Separate Account III attributable to that premium payment. All premium payments made during a Policy year are deemed to have been made on the first day of such Policy year; accordingly, one year is considered to have elapsed since the payment of such premiums on each subsequent policy anniversary. In order to determine the portion of Cash Value in Separate Account III subject to the premium tax charge and distribution expense charge, premiums are grouped by Policy year.

    PREMIUM TAX CHARGE--Premium tax charges are not deducted at the time a premium payment is made, although Life of Virginia does pay state premium taxes attributable to a particular Policy when those taxes are incurred and expects to pay an average state premium tax rate of 2.3% of premium for all states. To reimburse Life of Virginia for the payment of such taxes, a premium tax charge is deducted monthly during the first ten years following each premium payment. This charge is computed on each Monthly Anniversary Day and will equal .0167% of that portion of the Policy's Cash Value in each Investment Subdivision of Separate Account III on that date attributable to each premium payment made during the previous ten years. This is equivalent to an annual rate of .20%.

    DISTRIBUTION EXPENSE CHARGE--Life of Virginia incurs certain sales and other distribution expenses when the Policies are issued. The majority of these expenses consist of commissions paid for sales of the Policies; however, other distribution expenses are incurred in connection with the printing of prospectuses, conducting seminars and other marketing, sales, and promotional activities. To recover a portion of these expenses, a distribution expense charge is deducted monthly during the first ten years following each premium payment. This charge is computed on each Monthly Anniversary Day and will equal .0250% of that portion of the Policy's Cash Value in each Investment Subdivision of Separate Account III on that date attributable to each premium payment made during the previous ten years. This is equivalent to an annual rate of .30%.

    In no event, however, will the sum of the cumulative distribution expense charges previously deducted, attributable to a particular premium payment, exceed 9% of that premium payment. Depending on the investment experience of the Investment Subdivisions chosen by the Policyowner, the maximum charge of 9% of a premium payment may be collected before the ten-year period attributable to that premium payment has run.

  For purposes of calculating these charges, Life of Virginia determines that portion of the Cash Value in Separate Account III which is attributable to each premium payment every time an Additional Premium Payment is received. Prior to receiving the first Additional Premium Payment, the entire Cash Value under the Policy is attributable to the initial premium payment. The portion of the Cash Value in Separate Account III attributable to the first Additional Premium Payment is calculated by dividing (a) by (b), where (a) is the amount of the Additional Premium Payment and (b) is the Policy's total Cash Value in Separate Account III immediately after receipt of the Additional Premium Payment. In calculating the charges described above, Life of Virginia will use this ratio to determine the portion of Cash Value in Separate Account III attributable to that payment until another Additional Payment is made. The portion of Cash Value in Separate Account III attributable to the initial premium payment is determined using a ratio calculated as one (1) minus the ratio used for the Additional Premium Payment.

  These ratios are used by Life of Virginia, in connection with the premium tax and distribution expense charges described above, to calculate that portion of Cash Value held in Separate Account III attributable to premium payments made during the previous ten years. Every time another Additional Premium Payment is made, Life of Virginia recalculates the ratio for each premium payment. It does so by multiplying the last calculated ratio for each prior premium payment by the difference between one and the ratio calculated for the most recent Additional Premium Payment.

  COST OF INSURANCE CHARGE. A cost of insurance charge will be deducted on each Monthly Anniversary Day. To determine the cost of insurance charge, a Policy's net amount at risk for a policy month is divided by 1,000 and the result is multiplied by the applicable current cost of insurance rate. To determine the net amount at risk on a Monthly Anniversary Day, the Death Benefit on that date is divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%) and then the Policy's Cash Value on that date is subtracted. Thus, the net amount at risk depends upon and will be affected by changes in the Policy's Cash Value.

  On those Monthly Anniversary Days on which a Policy qualifies for the Preferred Funding Risk Class (see above), the cost of insurance charge will not exceed .0792% of the Policy's Cash Value on the Monthly Anniversary Day. Furthermore, once the amount of total premiums paid meets or exceeds total planned premium, the cost of insurance charge will not exceed .05% of the Policy's Cash Value on the Monthly Anniversary Day. These are equivalent to annual rates of .95% and .60%, respectively, of a Policy's Cash Value. These limits on the cost of insurance charge represent Life of Virginia's current practice, which we may change at our discretion.

  Changes in the Death Benefit may affect the amount of the cost of insurance charge deductible under the Policies. Because the cost of insurance charge varies with the net amount at risk, an increase in specified amount or the calculation of the Death Benefit based on the corridor percentage (SEE, Death Benefit.) may cause the cost of insurance charge to increase.

  The current monthly cost of insurance rate is based on the Insured's sex (where appropriate), Attained Age, policy duration and risk class. Life of Virginia may, at its discretion, increase or decrease this rate; however, in no event will the current cost of insurance rate exceed the guaranteed maximum cost of insurance rate set forth in the Policy. The guaranteed maximum cost of insurance rate is based on the Insured's sex (where appropriate), Attained Age and risk class. The guaranteed maximum cost of insurance rates allowable under the Policies are based on the Commissioners' 1980 Standard Ordinary Mortality Table, adjusted for any substandard rating. The current and guaranteed cost of insurance rates generally increase as the Insured's Attained Age increases.

CHARGES AGAINST SEPARATE ACCOUNT III

  MORTALITY AND EXPENSE RISK CHARGE. A charge will be deducted from each Investment Subdivision of Separate Account III to compensate Life of Virginia for certain mortality and expense risks assumed in connection with the Policies. The charge will be deducted daily and equals .0024769% for each day in a Valuation Period. The effective annual rate of this charge, which is compounded daily, is .90%.


  The mortality risk assumed is the risk that Insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit Proceeds than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies.

  ADMINISTRATIVE EXPENSE CHARGE. A charge will be deducted from each Investment Subdivision of Separate Account III to compensate Life of Virginia for certain administrative expenses incurred in connection with the Policies. The charge will be deducted daily and equals .0010981% for each day in a Valuation Period. The effective annual rate of this charge, which is compounded daily, is .40%. The administrative expense charge will compensate Life of Virginia for issuance, underwriting, processing, start-up and on-going administration expenses. These expenses include the cost of processing applications, conducting medical examinations, determining insurability, establishing Policy records, premium collection, recordkeeping, processing Death Benefit claims, surrenders, transfers, policy loans and changes, and reporting and overhead costs.


  Life of Virginia may administer the Policy itself, or Life of Virginia may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in Life of Virginia's sole discretion, affords the best services at the lowest cost. Life of Virginia reserves the right to select a company to provide services which Life of Virginia deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

  TAXES. Currently, no charge is made to Separate Account III for federal income taxes that may be attributable to it. Life of Virginia may, however, make such a charge in the future. Charges for other taxes, if any, attributable to Separate Account III may also be made. At present, state and local taxes, other than premium or similar taxes, are not significant, and therefore Life of Virginia is not currently making a charge against Separate Account III for such amounts. (SEE Federal Tax Matters.)

SURRENDER CHARGE

  A surrender charge (sometimes referred to as a contingent deferred sales charge) will be imposed upon surrenders that occur within nine years of any premium payments to cover certain expenses relating to the sale of the Policy, including premium taxes, commissions to registered representatives, and other promotional expenses. The total surrender charge will equal the sum of the surrender charges, if any, attributable to the premium payments made under the Policy prior to surrender. For purposes of this section, all premium payments made during a Policy year are deemed to have been made on the first day of such Policy year; accordingly, one year is considered to have elapsed on each policy anniversary.

  If the Policy is surrendered during the first four years following a premium payment, a surrender charge equal to 6% of that premium payment will be imposed. During the six years that follow, the charge decreases 1% per year, so that no surrender charge is ever attributable to a particular premium payment made more than nine years prior to the date of surrender. The surrender charge will be further limited, such that the surrender charge attributable to a particular premium payment, when taken together with the total amount of distribution expense charges previously deducted attributable to that premium payment, will never exceed 9% of that premium payment. Thus, in the event of surrender, if the surrender charge otherwise calculated would cause the sum of those charges to exceed 9% of a particular premium payment, the surrender charge will be limited so that it equals the difference between 9% of the premium payment and the total monthly Distribution Expense Charges attributable to premium payments that have been deducted. This surrender charge, along with any outstanding Policy Debt, will be deducted from the Cash Value to determine the amount payable upon surrender.

  Life of Virginia expects to incur the majority of its premium tax and distribution expenses in the years in which premiums are paid under the Policies. Although the surrender charge is higher in early policy years than in subsequent years, the surrender charge in any policy year is not necessarily related to actual distribution expenses incurred in that year. Life of Virginia expects to recover any deficiency due to the insufficiency of amounts received from surrender charges and distribution expense charges over the life of the Policy from Life of Virginia's general assets, including amounts derived from the mortality and expense risk charge and from mortality gains. Life of Virginia has reviewed this arrangement and concluded that this distribution financing arrangement will benefit Separate Account III and the Policyowners.

PARTIAL WITHDRAWAL CHARGE

  A charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the amount of any Partial Withdrawal. The surrender charge does not apply to Partial Withdrawals.

TRANSFER CHARGE

  The Policyowner may transfer amounts among the Investment Subdivisions of Separate Account III that are available at the time of the request. Currently, there is no limit on the number of transfers that may be made; however, Life of Virginia reserves the right to impose such a limit in the future. Where permitted by state law, Life of Virginia also reserves the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which they invest.

  The first transfer in each calendar month will be made without charge. Thereafter, each time amounts are transferred, a transfer charge of $10 will be deducted from the amount transferred to compensate Life of Virginia for the costs in making the transfer. Life of Virginia does not expect to make a profit on the transfer charge. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the reallocation of Cash Value following expiration of the Initial Investment Period.

OTHER CHARGES

  Because Separate Account III purchases shares of the Funds, the net assets of each Investment Subdivision in the Account will reflect the investment advisory fee and other expenses incurred by the portfolio of the Fund in which the Investment Subdivision invests. (SEE The Funds for a discussion of these charges.) For more information concerning these charges, read the individual Fund prospectus.

REDUCTION OF CHARGES FOR GROUP SALES

  The distribution expense charge and/or the surrender charge may be reduced for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of expenses incurred by Life of Virginia in connection with the sale of the Policies. The entitlement to such a reduction in such charges will be determined by Life of Virginia based on the following factors:

  (1) The size of the group. Generally, the sales expenses for each individual Policyowner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

  (2) The total amount of premium payments to be received from a group. Per Policy sales and other expenses are generally proportionately less on larger purchase payments than on smaller ones.

  (3) The purpose for which the Policies are purchased. Certain types of plans are more likely to be stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, sales and other expenses can be reduced.

  (4) The nature of the group for which the Policies are being purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, Life of Virginia's sales and other expenses are reduced.

  (5) There may be other circumstances of which Life of Virginia is not presently aware which could result in reduced sales expenses.

  If, after consideration of the foregoing factors, Life of Virginia determines that a group purchase would result in reduced sales expenses, such a group may be entitled to a reduction in distribution expense charges and/or surrender charges. Reductions in these charges will not be unfairly discriminatory against any person including the affected owners and all other owners of Policies funded by Separate Account III.


                               GENERAL PROVISIONS

POSTPONEMENT OF PAYMENT

  GENERAL. Amounts payable as a result of surrender, partial withdrawals, policy loan, and the payment of Death Benefit Proceeds or benefits at maturity may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; or (2) the Commission by order permits postponement for the protection of Policyowners; or (3) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of Separate Account III.

  PAYMENT BY CHECK. Payments under a Policy which are derived from any amount paid to Life of Virginia by check or draft may be postponed until such time as Life of Virginia is satisfied that the check or draft has cleared the bank upon which it is drawn.

LIMITS ON CONTESTING THE POLICY

  Life of Virginia relies on statements in the policy application. In the absence of fraud, the statements are considered representations, not warranties. Life of Virginia can contest the Policy, or an increase in the specified amount, if any material misrepresentation of fact was made in the application or in a supplemental application, and a copy of that application was attached to the Policy when issued or was made a part of the Policy when a change went into effect. With respect to the original specified amount, a Policy will not be contested after it has been in effect during the Insured's life for two years from the Policy Date. With respect to increases in the specified amount, Life of Virginia will not contest an increase in the specified amount after that increase has been in effect during the Insured's life for two years from the effective date of the increase.

THE CONTRACT

  "Policy" means the Policy described in this Prospectus, the policy application, any supplemental applications and any endorsements. A Policy is a legal contract and constitutes the entire contract between the Policyowner and Life of Virginia. An agent cannot change this contract. Any change to a Policy must be in writing and approved by the President or a Vice President of Life of Virginia.

MISSTATEMENT OF AGE OR SEX

  If the Insured's age or sex was misstated in an application, the Death Benefit Proceeds will be adjusted. The adjusted Death Benefit Proceeds will be the greater of (a) and (b), where: (a) is the specified amount including any increases in the specified amount which should have been issued at the Insured's true age or sex for the premiums that were required to be paid for the original amount of, and any increases in, the specified amount; and (b) is the Cash Value on the date of death, multiplied by the corridor percentage for the Insured's true Attained Age on the date of death.

SUICIDE

  If the Insured commits suicide, while sane or insane, within two years of the Policy Date, Death Benefit Proceeds payable under the Policy will be limited to the initial premium paid, plus any Additional Premium Payments, other than those required for an increase in specified amount, less outstanding Policy Debt. If the Insured commits suicide, while sane or insane, within two years after an increase in the specified amount was effective, Life of Virginia will limit the Proceeds payable with respect to the increase. The Proceeds thus limited will equal the Additional Premium Payment required for the increase.

ANNUAL STATEMENT

  Within 30 days after each policy anniversary, an annual statement will be sent to each Policyowner. The statement will show the amount of the Death Benefit payable under the Policy, the Cash Value for each Investment Subdivision, the Surrender Value, and Policy Debt as of the policy anniversary. The statement will also show premiums paid and charges made during the policy year.

NONPARTICIPATING

  The Policy does not participate in the divisible surplus of Life of Virginia. No dividends are payable.

WRITTEN NOTICE

  Any written notice should be sent to Life of Virginia at its Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The notice should include the Policy number and the Insured's full name. Any notice sent by Life of Virginia to a Policyowner will be sent to the address shown in the application unless an appropriate address change form has been filed with the Company.

THE OWNER

  The Policyowner is the person so designated in the application or as subsequently changed. The Policyowner has rights in a Policy during the Insured's lifetime. If the Policyowner dies before the Insured and there is no Contingent Owner, ownership passes to the Policyowner's estate. Unless an optional payment plan is chosen, the Proceeds payable on surrender of the Policy will be paid to the Policyowner in a lump sum.

THE BENEFICIARY

  The original Beneficiaries and Contingent Beneficiaries are designated by the Policyowner in the application. If changed, the Primary Beneficiary or Contingent Beneficiary is as shown in the latest change filed with Life of Virginia. One or more Primary or Contingent Beneficiaries may be named in the application. In such a case, the Proceeds will be paid in equal shares to the survivors in the appropriate Beneficiary class, unless requested otherwise by the Policyowner.

  Unless an optional payment plan is chosen, the Death Benefit Proceeds payable at the Insured's death will be paid in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, the Proceeds will be paid to the Contingent Beneficiary. If no Beneficiary survives the Insured, the Proceeds will be paid to the Policyowner or the Policyowner's estate.

CHANGING THE OWNER OR BENEFICIARY

  During the Insured's life, the Policyowner may be changed. If the right is reserved, the Beneficiary may also be changed during the Insured's life. To make a change, written request must be sent to Life of Virginia at its Home Office. The request and the change must be in a form satisfactory to Life of Virginia and must actually be received by the Company. The change will take effect as of the date the request is signed by the Policyowner. The change will be subject to any payment made before the change is recorded by Life of Virginia.

USING THE POLICIES AS COLLATERAL

  The Policy can be assigned as collateral security. Life of Virginia must be notified in writing if a Policy is assigned. Any payment made before the assignment is recorded at Life of Virginia's Home Office will not be affected. Life of Virginia is not responsible for the validity of an assignment. A Policyowner's rights and the rights of a Beneficiary may be affected by an assignment.

OPTIONAL INSURANCE BENEFITS

  There are currently no optional insurance benefits offered under the Policy.

REINSURANCE

  Life of Virginia intends to reinsure a portion of the risks assumed under the Policies.


                           DISTRIBUTION OF THE POLICY

  The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for Life of Virginia, are also registered representatives of Forth Financial Securities Corporation, the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. Forth Financial Securities Corporation, a Virginia corporation located at 6610 W. Broad St., Richmond, Virginia 23230, is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Forth Financial Securities Corporation also serves as principal underwriter for other variable life insurance and variable annuity policies issued by Life of Virginia. However, no amounts have been retained by Forth Financial Securities Corporation for acting as principal underwriter of the Life of Virginia policies.

  Writing agents of Life of Virginia will receive commissions based on a commission schedule and rules. Commissions depend on the premiums paid. The agent will receive a commission of 2.9% of the initial premium paid and any Additional Premium Payments.

  Agents may also be eligible to receive certain bonuses and allowances, as well as retirement plan credits, based on commissions earned. Field management of Life of Virginia receives compensation which may be in part based on the level of agent commissions in their management units. Broker-dealers and their registered agents will receive first-year and subsequent year commissions equivalent to the total commissions and benefits received by the field management and writing agents of Life of Virginia.


                              FEDERAL TAX MATTERS

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

TAX STATUS OF THE POLICY

  The Internal Revenue Code of 1986 as amended, (the "Code"), in Section 7702, establishes a statutory definition of life insurance for tax purposes. Life of Virginia believes that the Policy meets the statutory definition of life insurance, which places limitations on the amount of premiums that may be paid. If the specified amount of a Policy is increased or decreased, the applicable premium limitation may change.

  The Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") places limits on certain of the policy charges used in determining the maximum amount of premiums that may be paid under section 7702 for Policies entered into on or after October 21, 1988. There is some uncertainty as to the interpretation of these limits. Nonetheless, Life of Virginia believes that the maximum amount of premiums it has determined for the Policies will comply with the requirements of section 7702 as amended by TAMRA. If it is determined that only a lower amount of premiums may be paid for a Policy under TAMRA, Life of Virginia will refund any premiums paid which exceed that lower amount within 60 days after each anniversary of the Policy, and will reflect interest or earnings (which will be includable in income subject to tax) as required by law on the amount refunded.


  The Code (section 817(h)) and regulations promulgated thereunder by the Secretary of the Treasury (the "Treasury") prescribe diversification standards for the investments of Separate Account III which must be met in order for the Policy to be treated as a life insurance contract for federal tax purposes. Separate Account III, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury. Although Life of Virginia does not control the Funds (other than the GE Investments Funds), it has entered into agreements regarding participation in the Funds, which require the Funds to be operated in compliance with the requirements prescribed by the Treasury. Thus, Life of Virginia believes that Separate Account III will be treated as adequately diversified for federal tax purposes.

  In certain circumstances, variable contract owners may be considered the owners, for federal tax purposes, of the assets of the separate account used to support such contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owners' gross income annually as earned. The Internal Revenue Service (the "Service") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has announced, in connection with the issuance of temporary regulations concerning diversification requirements, that those temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulation or published rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those present in situations addressed by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this Policy has the choice of more Funds to which to allocate premiums and Cash Values and may be able to reallocate more frequently than in such rulings. These differences could result in a Policyowner being considered, under the standard of those rulings, the owner of the assets of Separate Account III. To ascertain the tax treatment of its Policyowners, Life of Virginia has requested, with regard to this policy, a ruling from the Service that it, and not its Policyowners, is the owner of the assets of Separate Account III for federal income tax purposes. The Service has informed Life of Virginia that it will not rule on the request until issuance of the promised guidance referred to in the preceding paragraph. Life of Virginia has reserved the right to modify its practices to attempt to prevent the Policyowner from being considered the owner of the assets of Separate Account III.

  Frequently, if the Service or the Treasury Department sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the Service or the Treasury Department were to issue regulations or a ruling which treated a Policyowner as the owner of the assets of Separate Account III, that treatment might apply only on a prospective basis. However, if the ruling or regulations were not considered to set forth a new position, a Policyowner might be retroactively determined to be the owner of the assets of Separate Account III.

  The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

TAX TREATMENT OF POLICY PROCEEDS

  The Policies should receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Benefits payable under the Policy are excludable from the gross income of the Beneficiary under Section 101 of the Code, and the Policyowner is not deemed to be in constructive receipt of the cash values under a Policy until actual surrender. If Proceeds payable upon death of the Insured are paid under optional payment plan 4 (interest income), the interest payments will be includable in the Beneficiary's income. If Proceeds payable on death are applied under optional payment plan 3 and the Beneficiary is at an advanced age at such time, such as age 80 or older, it is possible that payments would be treated in a manner similar to that under Plan
4. If Proceeds payable upon death of the Insured are paid under one of the other optional payment plans, the payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the Beneficiary's income and amounts attributable to interest which will be includable in the Beneficiary's income.

  Generally, interest paid on any loans under this Policy will not be tax deductible under the current tax law. Interest on a loan may be deductible under limited circumstances, however, and a Policyowner should consult a tax advisor for advice on these circumstances.

  The right to exchange the Policy for a permanent fixed benefit policy (SEE Addition, Deletion, or Substitution of Investments, and Exchange Privilege.), the right to change owners (SEE Changing the Owner or Beneficiary.), as well as provision for surrenders, and other changes reducing future death benefits may have tax consequences depending on the circumstances of such exchange, surrender, or change. Upon complete surrender or when maturity benefits are paid, if the amount received plus the Policy Debt exceeds the total premiums paid that are not treated as previously withdrawn by the Policyowner, the excess generally will be treated as ordinary income.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each Policyowner or Beneficiary.

TAX TREATMENT OF POLICY LOANS AND OTHER DISTRIBUTIONS UNDER CERTAIN POLICIES

  TAMRA includes the following provisions, which affect the taxation of distributions (other than proceeds paid at the death of the insured) from life insurance contracts:

  l. If premiums are paid more rapidly than the rate defined by a "7-Pay Test," the contract will be classified as a "modified endowment contract."

  2. Any contract received in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract regardless of whether it meets the 7-Pay Test.

  3. Loans (including unpaid interest thereon) from a modified endowment contract will be considered distributions.

  4. Distributions (including Partial Withdrawals, loans and loan interest, assignments and pledges) from a modified endowment contract will be taxed first as distributions of income from the contract (to the extent that the cash value of the contract, before reduction by any surrender charge or loan, exceeds the total premiums paid less any previous untaxed withdrawals), and then as non-taxable recovery of premium.

  5. An extra tax of 10% will be imposed on distributions (including surrenders, partial withdrawals, loans and loan interest, assignments and pledges) from a modified endowment contract includable in income, unless such distributions are made (1) after the policyowner attains age 59 1/2,
      (2) because the policyowner has become disabled, or (3) as substantially equal annuity payments over the life or life expectancy of the policyowner (or the joint lives or life expectancies of the policyowner and his or her beneficiary).

  POLICIES ENTERED INTO PRIOR TO JUNE 21, 1988, will not be classified as modified endowment contracts unless the policyowner makes Additional Premium Payments. Additional Premium Payments made in order to increase the Specified Amount on or after June 21, 1988, may cause the Policy to be classified as a modified endowment contract, and loans and other distributions would be treated as described immediately above. Depending on the circumstances, other Additional Premium Payments may also cause the Policy to be classified as a modified endowment contract. If a Policy is not classified as a modified endowment contract, a loan received under a Policy generally will be treated as indebtedness of the Policyowner, so that no part of any loan under a Policy will constitute income to the Policyowner so long as the Policy remains in force. However, with respect to the portion of any loan that is attributable to cash value in excess of the total premium payments under the Policy, it is possible that the Service could treat the Policyowner as being in receipt of certain amounts of income.

  POLICIES ENTERED INTO ON OR AFTER JUNE 21, 1988, will be classified as modified endowment contracts if cumulative premiums paid exceed the schedule of premiums allowed by the 7-pay test. Additional Premium Payments made in order to increase the Specified Amount also will generally cause the Policy to be classified as a modified endowment contract. For policies classified as modified endowment contracts, loans and other distributions will be treated as described in items 3, 4 and 5 above, and Life of Virginia will withhold and report on that basis for income tax purposes.

  Additionally, all life insurance contracts which are treated as modified endowment contracts and which are issued by Life of Virginia or any of its affiliates with the same person designated as the Policyowner within the same calendar year will be aggregated and treated as one contract for purposes of determining any tax on distributions.

  The provisions of TAMRA are complex and are open to considerable variation in interpretation. Policyowners should consult their tax advisors before making any decisions regarding increases in or additions to coverage or distributions from their Policies.

TAXATION OF THE COMPANY

  Because of its current status under the Code, Life of Virginia does not expect to incur any federal income tax liability that would be chargeable to Separate Account III. Based upon this expectation, no charge is being made currently to Separate Account III for federal income taxes. If, however, Life of Virginia determines that such taxes may be incurred, it may assess a charge for those taxes from Separate Account III.

  Life of Virginia may also incur state and local taxes (in addition to premium taxes for which deductions are currently made) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes attributable to Separate Account III may be made.

INCOME TAX WITHHOLDING

  Generally, unless the Policyowner provides Life of Virginia a written election to the contrary before a distribution is made, Life of Virginia is required to withhold income taxes from a portion of the money received by the Policyowner upon partial or full surrender of the Policy or if the Policy matures (and, if the Policy is a modified endowment contract, upon a Policy loan). If the Policyowner requests that no taxes be withheld, or if Life of Virginia does not withhold a sufficient amount of taxes, the Policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The Policyowner may also be required to pay penalties under the estimated tax rules, if the Policyowner's withholding and estimated tax payments are insufficient. The Policyowner may, therefore, want to consult a tax advisor.

OTHER CONSIDERATIONS

  THE FOREGOING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based on Life of Virginia's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the foregoing discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


         LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

  In 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

                                 VOTING RIGHTS

  To the extent required by law, Life of Virginia will vote the Funds' shares held in Separate Account III at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in Separate Account III. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, Life of Virginia determines that it is permitted to vote Fund shares in its own right, it may elect to do so.

  The number of votes which each Policyowner has the right to instruct will be determined by dividing a Policy's Cash Value in an Investment Subdivision of Separate Account III by the net asset value per share of the corresponding portfolio in which the Subdivision invests. Fractional shares will be counted. The number of votes which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by a particular Fund for determining shareholders eligible to vote at the meeting of that Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by that Fund.

  Life of Virginia will vote Fund shares held in Separate Account III as to which no timely instructions are received and Fund shares held in Separate Account III that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies funded through Separate Account III. Each person having a voting interest will receive proxy materials, reports, and other materials relating to the appropriate portfolio.

  DISREGARD OF VOTING INSTRUCTIONS. Life of Virginia may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of a Fund or one or more of its portfolios or to approve or disapprove an investment advisory contract for a portfolio of a Fund. In addition, Life of Virginia itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment advisor of a portfolio of a Fund if Life of Virginia reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Life of Virginia determined that the change would have an adverse effect on its General Account in that the proposed investment policy for the portfolio may result in overly speculative or unsound investments. In the event Life of Virginia does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to Policyowners.

                      STATE REGULATION OF LIFE OF VIRGINIA

  Life of Virginia, a stock life insurance company organized under the laws of Virginia, is subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. An annual statement is filed with the Virginia Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of Life of Virginia as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of Life of Virginia and Separate Account III and certifies their adequacy, and a full examination of Life of Virginia's operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia at least once every five years.

  In addition, Life of Virginia is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

              EXECUTIVE OFFICERS AND DIRECTORS OF LIFE OF VIRGINIA

NAME AND POSITION(S)              PRINCIPAL OCCUPATIONS
WITH LIFE OF VIRGINIA*            LAST FIVE YEARS


Ronald V. Dolan*,#                Director, Chairman of the Board, Life of
                                  Virginia since 1997; President and Chief
                                  Executive Officer of First Colony Life
                                  Insurance Company since 1992; President, First
                                  Colony Corporation since 1985

Paul E. Rutledge III*             Director, President and Chief Executive
                                  Officer since 1997; President and Chief
                                  Operating Officer, Life of Virginia, 5/91 to
                                  4/97; Executive Vice President and Chief
                                  Operating Officer, United Investors Life
                                  Insurance Company, Birmingham, Alabama, 9/87 to 4/91.

William D. Baldwin*               Director, Life of Virginia since 1987; Senior
                                  Vice President, Life of Virginia, since 1985.

Selwyn L. Flournoy,Jr.*           Director, Life of Virginia, since 5/89; Senior
                                  Vice President, Life of Virginia, since 1980.

Robert A. Bowen*                  Director, Life of Virginia, since 2/93; Senior
                                  Vice President, Life of Virginia, since 1986;
                                  Systems Manager, Life of Virginia, since 1986.

Linda L. Lanam*                   Director, Life of Virginia, since 2/93, Senior
                                  Vice President since 1997, Vice President and
                                  Senior Counsel, Life of Virginia, since 1989;
                                  Corporate Secretary for Life of Virginia and for a number of Life of Virginia affiliates, since 1992.

Robert D. Chinn*                  Director, Life of Virginia since 1997, Senior
                                  Vice President - Agency, Life of Virginia, since 1/92; Vice President, Life of Virginia, since 1985.

Thomas A. Barefield*              Director, Life of Virginia since 1997, Senior
                                  Vice President - Special Markets, Life of
                                  Virginia, since 1993; Vice President - Special
                                  Markets, Life of Virginia, 1/91 to 12/93; Vice
                                  President Registered Products, Life of
                                  Virginia, 12/86 to 1/91.

Michael Weitz                     Senior Vice President- Brokerage since 1995

Elliott Rosenthal                 Senior Vice President - Investment Products
                                  1997; Vice President and Senior Investment
                                  Actuary 1/95-4/97; Investment Actuary
                                  1/82-2/95

Victor C. Moses**                 Director, Life of Virginia, since April 1,
                                  1996.  Director of GNA since April 1994.
                                  Senior Vice President, Business Development, and Chief Actuary of GNA since May 1993.
                                  Senior Vice President and Chief Financial
                                  Officer of GNA 1991-1993.  Vice President and
                                  Chief Actuary of GNA 1983-1991.  Senior Vice
                                  President, Controller and Treasurer GNA
                                  Investors Trust 1992-1993.

Geoffrey S. Stiff**               Director, Life of Virginia, since April 1,
                                  1996.  Director of GNA since April 1994.
                                  Senior Vice President, Chief Financial Officer
                                  and Treasurer of GNA since May 1993.  Vice
                                  President, Chief Financial Officer and
                                  Director of Employers Reinsurance Corporation
                                  1987-1993.  Senior Vice President, Controller
                                  and Treasurer of GNA Investors Trust since
                                  1993.
----------------------------------------------
* Messrs. Dolan, Rutledge, Baldwin, Bowen, Flournoy, Chinn, Barefield and Ms. Lanam are members of the Executive Committee of the Board of Directors of Life of Virginia.

   The principal business address of each person listed, unless otherwise indicated, is The Life Insurance Company of Virginia, 6610 W. Broad Street, Richmond, VA 23230.

# The principal business address for Mr. Dolan is First Colony Life Insurance Company 700 Main Street, Post Office 1280, Lynchburg, VA 24505-1280

** The principal business address for Mr. Moses and Mr. Stiff is GNA
   Corporation, Two Union Square, 601 Union Street, Seattle, WA 98101.

The composition of the Board of Directors of Life of Virginia changed following the sale of Life of Virginia on April 1, 1996.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issue and sale of the variable life insurance Policy described in this Prospectus. All matters of Virginia law pertaining to the Policy, including the validity of the Policy and Life of Virginia's right to issue the Policies under Virginia insurance law, have been passed upon by J. Neil McMurdie, Associate Counsel and Assistant Vice President of Life of Virginia.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which Separate Account III is a party or to which the assets of the Account are subject. Neither Life of Virginia nor Forth Financial Securities Corporation is involved in any litigation that is of material importance in relation to its total assets or that refers to Separate Account III.

                                    EXPERTS

KPMG Peat Marwick LLP

  The consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries, as of December 31, 1996 and for the nine month period ended December 31, 1996 and the preacquisition three month period ended March 31,1996 and the financial statements of Life of Virginia Separate Account III as of December 31, 1996 and for the year or periods then ended have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent auditors, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Ernst & Young LLP

  The consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries at December 31, 1995 and for each of the two years in the period ended December 31, 1995 and the Life of Virginia Separate Account III statements of operations and statements of changes in net assets for each of the two years or periods ended December 31, 1995, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also apearing elsewhere herein, and included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                               CHANGE IN AUDITORS


  Subsequent to the acquisition of Life of Virginia by GNA Corporation on April 1, 1996, Life of Virginia selected KPMG Peat Marwick LLP to be its auditor. Accordingly, Life of Virginia's principal auditors has changed for the year ending December 31, 1996, from Ernst & Young LLP, to KPMG Peat Marwick LLP. The former auditors were dismissed and KPMG Peat Marwick LLP was retained because KPMG Peat Marwick LLP is the auditor for GE Capital, GNA Corporation's parent. This change of auditors was approved by the members of Life of Virginia's Board of Directors.

  Neither KPMG Peat Marwick LLP nor Ernst & Young LLP's reports on the financial statements contains any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, there were no disagreements with either on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which would have caused them to make reference to the subject matter of the disagreement in connection with their reports.


                             ADDITIONAL INFORMATION

  A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and the amendments and exhibits to the Registration Statement, to all of which reference is made for further information concerning Separate Account III, Life of Virginia and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.






                              FINANCIAL STATEMENTS

  The consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries included herein should be distinguished from the financial statements of Separate Account III and should be considered only as bearing on the ability of Life of Virginia to meet its obligations under the Policy. Such consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries should not be considered as bearing on the investment performance of the assets held in Separate Account III.

                          SUPPLEMENT DATED MAY 1, 1997
                         TO PROSPECTUS DATED MAY 1, 1997
                  LIFE OF VIRGINIA SEPARATE ACCOUNTS II AND III



Prior to November 23, 1995, Policyowners could allocate premiums (or net premiums, as applicable) and policy cash (or account) values to six Investment Subdivisions which are now closed to new investment (the "Closed Investment Subdivisions"). Although no new allocations can be made to these Closed Investment Subdivisions, existing allocations of policy value will be permitted to remain there. Alternatively, Policyowners may transfer amounts from the Closed Investment Subdivisions to the other Investment Subdivisions currently available under the Policy.

This supplement contains information regarding the investment objectives and advisory fees of the portfolios in which the Closed Investment Subdivisions invest. It is being provided for the benefit of Policyowners who have policy value allocated to one or more of those Closed Investment Subdivisions.

                                    THE FUNDS

Oppenheimer Variable Account Funds ("OVAF")

Oppenheimer Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity.

OppenheimerFunds, Inc. ("OFI") serves as investment adviser to the OVAF. The OVAF pays OFI a monthly management fee. Effective September 1, 1994, the monthly fee payable to OFI is computed separately on the net assets of each portfolio as of the close of business each day. The management fee rate for the Oppenheimer Money Fund is 0.450% of the first $500 million of net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of net assets over $1.5 billion.

Variable Insurance Products Fund ("VIPF")

Money Market Portfolio seeks high current income while maintaining a stable share price by investing in a broad range of money market securities.

High Income Portfolio seeks high current income by investing mainly in high-yielding, high-risk debt securities, with an emphasis on lower-quality securities.

Fidelity Management & Research Company ("FMR") serves as investment advisor to the VIPF. For managing each portfolio's investments and business affairs, each portfolio pays FMR a monthly fee.

VIPF Money Market and High Income Portfolios' fee rates are each made up of two components: (1) a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR; and (2) an individual portfolio fee rate of
 .03% for the Money Market Portfolio and .45% for the High Income Portfolio. The group fee rate cannot rise above .52% and it drops as total assets in all mutual funds rise. Therefore, the maximum total management fee that can be charged for the VIP Money Market Portfolio is .55% and for the VIP High Income Portfolio is
 .97%. One-twelfth of the sum of the group fee rate and the individual fee rate is applied to each portfolio's net assets averaged over the most recent month, giving a dollar amount which is the management fee for that month.

Neuberger & Berman Advisers Management Trust

Each portfolio of the Advisers Management Trust invests all of its net investable assets in its corresponding series of Advisers Managers Trust.

Balanced Portfolio has the investment objective of providing long-term capital growth and reasonable current income without undue risk to principal. Its corresponding series, AMT Balanced Investments, has the same investment objective.

Limited Maturity Bond Portfolio has the investment objective of providing the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Its corresponding series, AMT Limited Maturity Bond Investments, has the same investment objective.

Growth Portfolio has the investment objective of seeking capital appreciation without regard to income. Its corresponding series, AMT Growth Investments, has the same investment objective.

Neuberger & Berman Management Incorporated (N&B Management) serves as the investment manager of the series. N&B Management Incorporated provides investment management services to AMT Limited Maturity Bond Investments, AMT Growth Investments and AMT Balanced Investments that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the corresponding series of Advisers Managers Trust. N&B Management provides administrative services to the three Portfolios that include furnishing similar facilities and personnel for the portfolios. With the consent of each of the Portfolios, N&B Management is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolios to third parties. For such administrative and investment services, N&B Management is paid the following fees (as a percentage of average daily net assets):

                                      Management                       Administration
                                       (Series)                         (Portfolio)
Limited Maturity Bond            0.25% of first $500 million             0.40%
                                 0.225% of next $500 million
                                 0.20% of next $500 million
                                 0.175% of next $500 million
                                 0.15% of over $2 billion

Balanced                         0.55% of first $250 million              0.30%
                                 0.525% of next $250 million
                                 0.50% of next $250 million
                                 0.475% of next $250 million
                                 0.45% of next $500 million
                                 0.425% of over $1.5 billion

Growth                           0.55% of first $250 million              0.30%
                                 0.525% of next $250 million
                                 0.50% of next $250 million
                                 0.475% of next $250 million
                                 0.45% of next $500 million
                                 0.425% of over $1.5 billion




THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

More detailed information concerning the investment objectives and policies of the Funds and the investment advisory services and charges can be found in the current prospectuses for the Funds. A prospectus for each Fund can be obtained by writing or calling Life of Virginia's Home Office. The prospectus for each Fund should be read carefully before any decision is made concerning transfers among the investment subdivisions.

                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230
                                 (804) 281-6000

LIFE OF VIRGINIA SEPARATE ACCOUNT III

Table of Contents

Year ended December 31, 1996

============================================================================

                                                                        PAGE

Independent Auditors' Report ..............................................1

Financial Statements:

        Statements of Assets and Liabilities...............................3
        Statements of Operations...........................................9
        Statements of Changes in Net Assets...............................19

Notes to Financial Statements.............................................29

============================================================================

[LOGO] KPMG Peat Marwick LLP
       Suite 1900
       1021 East Cary Street
       Richmond, VA 23219-4023


REPORT OF INDEPENDENT AUDITORS

Policyholders
Life of Virginia Separate Account III
   and Board of Directors
The Life Insurance Company of Virginia


We have audited the accompanying statements of assets and liabilities of Life of Virginia Separate Account III (the Account) (comprising, the Life of Virginia Series Fund, Inc.--Common Stock Index, Government Securities, Money Market, Total Return, International Equity and Real Estate Securities Portfolios; the Oppenheimer Variable Account Fund--Money, Bond, Capital Appreciation, Growth, High Income and Multiple Strategies Funds; the Variable Insurance Products Fund--Money Market, High Income, Equity-Income, Growth and Overseas Portfolios; the Variable Insurance Products Fund II--Asset Manager and Contrafund Portfolios; the Advisers Management Trust--Balanced, Bond and Growth Portfolios; the Federated Investors Insurance Series--American Leaders, High Income Bond and Utility Funds II; the Alger American--Small Cap and Growth Portfolios; and the Janus Aspen Series--Aggressive Growth, Growth, Worldwide Growth, Balanced, Flexible Income and International Growth Portfolios) as of December 31, 1996 and the related statements of operations and changes in net assets for the year or periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying statements of operations and changes in net assets of Life of Virginia Separate Account III for the years or periods ended December 31, 1995 and 1994, were audited by other auditors, whose report thereon dated February 8, 1996 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Life of Virginia Separate Account III as of December 31, 1996 and the results of their operations and changes in their net assets for the year or period then ended in conformity with generally accepted accounting principles.


                                                     /s/ KPMG PEAT MARWICK LLP



February 11, 1997

                       [LETTERHEAD OF ERNST & YOUNG LLP]


                         Report of Independent Auditors

Policyholders
Life of Virginia Separate Account III
and Board of Directors
The Life Insurance Company of Virginia


We have audited the accompanying statements of operations and changes in net assets for each of the two years in the period ended December 31, 1995 for the Life of Virginia Series Fund, Inc. Common Stock Index, Government Securities, Money Market and Total Return portfolios, the Oppenheimer Variable Account Funds portfolios, the Variable Insurance Products Fund portfolios, the Variable Insurance Products Fund II Asset Manager portfolio, the Advisers Management Trust portfolios, and for the period from June 30, 1995 (date of inception) to December 31, 1995 for the Life of Virginia Series Fund, Inc. International Equity portfolio, for the period from December 6, 1995 (date of inception) to December 31, 1995 for the Life of Virginia Series Fund, Inc. Real Estate Securities portfolio, for the period from January 16, 1995 (date of inception) to December 31, 1995 for the Variable Insurance Products Fund II Contrafund portfolio, for the period from February 7, 1995 (date of inception) to December 31, 1995 for the Insurance Management Series portfolios, for the year ended December 31, 1995 and for the period from May 11, 1994 (date of inception) to December 31, 1994 for the Janus Aspen Aggressive Growth, Growth, and Worldwide Growth portfolios, for the period from October 27, 1995 (date of inception) to December 31, 1995 for the Janus Aspen Balanced portfolio, for the period from November 1, 1995 (date of inception) to December 31, 1995 for the Janus Aspen Flexible Income portfolio, for the period from October 6, 1995 (date of inception) to December 31, 1995 for the Alger American Small Cap portfolio and for the period from November 2, 1995 (date of inception) to December 31, 1995 for the Alger American Growth portfolio. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets for the periods described in the first paragraph of each of the respective portfolios constituting Life of Virginia Separate Account III, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Richmond, Virginia
February 8, 1996

LIFE OF VIRGINIA SEPARATE ACCOUNT III

Statements of Assets and Liabilities

December 31, 1996


===================================================================================================================================
                                                                                 Life of Virginia Series Fund, Inc.
                                                       ----------------------------------------------------------------------------
                                                            Common    Government       Money       Total International  Real Estate
                                                       Stock Index    Securities      Market      Return        Equity   Securities
Assets                                                   Portfolio     Portfolio   Portfolio   Portfolio     Portfolio    Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Life of Virginia Series
  Fund, Inc., at fair value (note 2):
     Common Stock Index Portfolio (59,322
        shares; cost - $1,270,806)                     $   898,137             -           -           -             -            -
     Government Securities Portfolio (73,273
        shares; cost - $747,098)                                 -       700,491           -           -             -            -
     Money Market Portfolio (926,568 shares;
        cost - $9,907,530)                                       -             -   9,617,771           -             -            -
     Total Return Portolio (79,210 shares;
        cost - $1,155,580)                                       -             -           -   1,008,345             -            -
     International Equity Portfolio
        (68,871 shares; cost - $771,311)                         -             -           -           -       745,870            -
     Real Estate Securities Portfolio
        (15,164 shares; cost - $184,452)                         -             -           -           -             -      213,963
Dividend receivable                                        652,254        77,670     500,346     387,179        46,694       14,330
Receivable from affiliate (note 3)                           8,671             -           -       3,128           396            -
Receivable for units sold                                        -             -     226,933         121             -            -
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                           $ 1,559,062       778,161  10,345,050   1,398,773       792,960      228,293
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Accrued expenses payable to affiliate (note 3)         $       316         2,889     453,543         308           193          253
Payable for units withdrawn                                    144            17           -           -            23            6
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              460         2,906     453,543         308           216          259
===================================================================================================================================
Net assets                                             $ 1,558,602       775,255   9,891,507   1,398,465       792,744      228,034
===================================================================================================================================
Outstanding units                                           58,616        43,554     683,115      62,796        69,054       14,627
===================================================================================================================================
Net asset value per unit                               $     26.59         17.80       14.48       22.27         11.48        15.59
===================================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


==================================================================================================================================
                                                                         Oppenheimer Variable Account Fund
                                                     -----------------------------------------------------------------------------
                                                                                    Capital                    High       Multiple
                                                       Money             Bond  Appreciation      Growth      Income     Strategies
Assets                                                  Fund             Fund          Fund        Fund        Fund           Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment in Oppenheimer Variable
  Account Fund, at fair value (note 2):
     Money Fund (157,798 shares;
        cost - $157,798)                             $   157,798            -             -           -           -              -
     Bond Fund (142,182 shares;
        cost - $1,624,619)                                     -    1,653,572             -           -           -              -
     Capital Appreciation Fund
        (137,369 shares; cost - $4,383,417)                    -            -     5,317,572           -           -              -
     Growth Fund (70,159 shares;
        cost - $1,566,262)                                     -            -             -   1,911,122           -              -
     High Income Fund (353,474
        shares; cost - $3,856,001)                             -            -             -           -   3,934,164              -
     Multiple Strategies Fund
        (149,715 shares; cost - $2,041,847)                    -            -             -           -           -      2,340,040
Receivable from affiliate (note 3)                             -        2,188        15,672       4,123      10,309          1,930
Receivable for units sold                                      -          373        18,729           -           -          2,052
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                         $   157,798    1,656,133     5,351,973   1,915,245   3,944,473      2,344,022
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Accrued expenses payable to affiliate (note 3)       $     1,571          417         1,335         475         993            586
Payable for units withdrawn                                    -            -             -           -           6              -
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                          1,571          417         1,335         475         999            586
==================================================================================================================================
Net assets                                           $   156,227    1,655,716     5,350,638   1,914,770   3,943,474      2,343,436
==================================================================================================================================
Outstanding units                                         10,387       81,322       177,408      78,571     135,468        103,922
==================================================================================================================================
Net asset value per unit                             $     15.04        20.36         30.16       24.37       29.11          22.55
==================================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


======================================================================================================================
                                                                      Variable Insurance Products Fund
                                                        --------------------------------------------------------------
                                                              Money          High      Equity-
                                                             Market        Income       Income      Growth    Overseas
Assets                                                    Portfolio     Portfolio    Portfolio   Portfolio   Portfolio
----------------------------------------------------------------------------------------------------------------------
Investment in Variable Insurance Products
   Fund, at fair value (note 2):
      Money Market Portfolio (1,107,058 shares;
         cost - $1,107,058)                             $ 1,107,058             -            -           -           -
      High Income Portfolio (105,735 shares;
         cost - $1,231,252)                                       -     1,323,805            -           -           -
      Equity-Income Portfolio (583,350 shares;
         cost - $10,130,711)                                      -             -   12,267,844           -           -
      Growth Portfolio (282,599 shares;
         cost - $7,520,846)                                       -             -            -   8,800,141           -
      Overseas Portfolio (286,646 shares;
         cost - $5,000,789)                                       -             -            -               5,400,408
Accrued interest income                                       5,154             -            -           -           -
Receivable from affiliate (note 3)                                -             -      104,074       7,945           -
Receivable for units sold                                         -             -       20,439         129           -
----------------------------------------------------------------------------------------------------------------------
Total assets                                            $ 1,112,212     1,323,805   12,392,357   8,808,215   5,400,408
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
Accrued expenses payable to affiliate (note 3)          $     1,756           385        3,098       2,204      19,381
Payable for units withdrawn                                       -             -            -           -       4,483
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                             1,756           385        3,098       2,204      23,864
======================================================================================================================
Net assets                                              $ 1,110,456     1,323,420   12,389,259   8,806,011   5,376,544
======================================================================================================================
Outstanding units                                            73,394        53,819      478,350     320,102     315,896
======================================================================================================================
Net asset value per unit                                $     15.13         24.59        25.90       27.51       17.02
======================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


=======================================================================================================================
                                                            Variable Insurance
                                                             Products Fund II            Advisers Management Trust
                                                       --------------------------    ----------------------------------
                                                             Asset
                                                           Manager     Contrafund     Balanced        Bond       Growth
Assets                                                   Portfolio      Portfolio    Portfolio   Portfolio    Portfolio
-----------------------------------------------------------------------------------------------------------------------
Investment in Variable Insurance Products
   Fund II, at fair value (note 2):
      Asset Manager Portfolio (488,171 shares;
         cost - $7,034,914)                            $ 8,264,734              -            -           -            -
      Contrafund Portfolio (280,904 shares;
         cost - $4,112,025)                                      -      4,651,776            -           -            -

Investment in Advisers Management Trust,
   at fair value (note 2):
     Balanced Portfolio (116,987 shares;
        cost - $1,715,603)                                       -              -    1,862,430           -            -
     Bond Portfolio (44,779 shares;
        cost - $627,518)                                         -              -            -     629,147            -
     Growth Portfolio (29,216 shares;
        cost - $697,871)                                         -              -            -           -      753,181
Receivable from affiliate (note 3)                               -         60,384       10,601       9,822            -
Receivable for units sold                                    1,060            150            -           -            -
-----------------------------------------------------------------------------------------------------------------------
Total assets                                           $ 8,265,794      4,712,310    1,873,031     638,969      753,181
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
Accrued expenses payable to affiliate (note 3)         $    12,130          1,176          469         160        3,805
Payable for units withdrawn                                      -              -            -       1,375            -
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                           12,130          1,176          469       1,535        3,805
=======================================================================================================================
Net assets                                             $ 8,253,664      4,711,134    1,872,562     637,434      749,376
=======================================================================================================================
Outstanding units                                          405,585        283,121      114,320      52,421       49,204
=======================================================================================================================
Net asset value per unit                               $     20.35          16.64        16.38       12.16        15.23
=======================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


==========================================================================================================
                                                         Federated Investors
                                                          Insurance Series              Alger American
                                                 ---------------------------------   ---------------------
                                                  American   High Income                 Small
                                                   Leaders          Bond   Utility         Cap      Growth
Assets                                             Fund II       Fund II   Fund II   Portfolio   Portfolio
----------------------------------------------------------------------------------------------------------
Investment in Federated Investors
   Insurance Series,
   at fair value (note 2):
     American Leaders Fund II
        (1,156 shares; cost -
        $14,784)                                 $  17,639            -          -           -           -
     High Income Bond Fund II
        (66,264 shares; cost -
        $649,154)                                        -      678,539          -           -           -
     Utility Fund II (20,488 shares;
        cost - $224,211)                                 -            -    241,959           -           -
Investment in Alger American,
   at fair value (note 2):
     Small Cap Portfolio (25,708
     shares; cost - $1,065,088)                          -            -          -   1,051,704           -
     Growth Portfolio (39,012 shares;
        cost - $1,309,776)                               -            -          -           -   1,339,294
Receivable from affiliate (note 3)                       -          228          -         604       9,311
Receivable for units sold                              150            -          -      20,070       3,855
----------------------------------------------------------------------------------------------------------
Total assets                                     $  17,789      678,767    241,959   1,072,378   1,352,460
==========================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------
Accrued expenses payable to affiliate
   (note 3)                                      $      26          168        247         263         337
Payable for units withdrawn                              -            -          -           -           -
----------------------------------------------------------------------------------------------------------
Total liabilities                                       26          168        247         263         337
==========================================================================================================
Net assets                                       $  17,763      678,599    241,712   1,072,115   1,352,123
==========================================================================================================
Outstanding units                                    1,606       50,680     17,985     111,215     125,545
==========================================================================================================
Net asset value per unit                         $   11.06        13.39      13.44        9.64       10.77
==========================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


                                                                            Janus Aspen Series
                                               ---------------------------------------------------------------------------
                                                 Aggressive               Worldwide                Flexible  International
                                                     Growth      Growth      Growth    Balanced      Income         Growth
Assets                                            Portfolio   Portfolio   Portfolio   Portfolio   Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------------
Investment in Janus Aspen Series,
   at fair value (note 2):
     Aggressive Growth Portfolio
        (104,134 shares;
        cost - $1,888,964)                     $  1,899,397           -           -           -           -              -
     Growth Portfolio (180,074
        shares; cost - $2,467,075)                        -   2,792,944           -           -           -              -
     Worldwide Growth Portfolio
        (253,254 shares; cost -
        $4,223,284)                                       -           -   4,923,248           -           -              -
     Balanced Portfolio (42,732
        shares; cost - $591,164)                          -           -           -     631,157           -              -
     Flexible Income Portfolio
        (14,206 shares; cost -
        $159,067)                                         -           -           -           -     159,679              -
     International Growth Portfolio
        (24,813 shares; cost -
        $372,667)                                         -           -           -           -           -        390,067
Receivable from affiliate (note 3)                   77,774       2,915       3,867           -           -             79
Receivable for units sold                                 -           -      25,952         400           -              -

--------------------------------------------------------------------------------------------------------------------------
Total assets                                   $  1,977,171   2,795,859   4,953,067     631,557     159,679        390,146
==========================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------
Accrued expenses payable to affiliate
   (note 3)                                             495         698       1,230       1,044         208             98
Payable for units withdrawn                               -       8,273           -           -           -              -
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                       495       8,971       1,230       1,044         208             98
==========================================================================================================================
Net assets                                     $  1,976,676   2,786,888   4,951,837     630,513     159,471        390,048
==========================================================================================================================
Outstanding units                                   129,703     190,622     319,680      51,766      14,100         33,423
==========================================================================================================================
Net asset value per unit                       $      15.24       14.62       15.49       12.18       11.31          11.67
==========================================================================================================================


See accompanying notes to financial statements.

LIFE OF VIRGINIA SEPARATE ACCOUNT III

Statements of Operations


=======================================================================================================================
                                                                      Life of Virginia Series Fund, Inc.
                                                         --------------------------------------------------------------
                                                                    Common                         Government
                                                                  Stock Index                      Securities
                                                                   Portfolio                        Portfolio
                                                         ---------------------------------- ---------------------------
                                                              Year ended December 31,         Year ended December 31,
                                                            1996       1995        1994       1996     1995      1994
------------------------------------------------------------------------------------------- ---------------------------
Investment income:
  Income - Dividends                                     $  652,254    16,395     3,862      77,670   47,230    30,120
  Expenses - Mortality and expense risk charges (note 3)     15,181     5,726     2,438      10,265   11,615     7,015
------------------------------------------------------------------------------------------- ---------------------------
Net investment income                                       637,073    10,669     1,424      67,405   35,615    23,105
------------------------------------------------------------------------------------------- ---------------------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss)                                   70,710     5,027    24,353       4,093   12,380      (726)
  Unrealized appreciation (depreciation) on investments    (460,582)  109,436   (18,877)    (68,909)  79,507   (53,290)
------------------------------------------------------------------------------------------- ---------------------------
Net realized and unrealized gain (loss) on investments     (389,872)  114,463     5,476     (64,816)  91,887   (54,016)
------------------------------------------------------------------------------------------- ---------------------------
Increase (decrease) in net assets from operations        $  247,201   125,132     6,900       2,589  127,502   (30,911)
=======================================================================================================================



===============================================================================================================================
                                                                                Life of Virginia Series Fund, Inc.
                                                            -------------------------------------------------------------------

                                                                      Money Market                       Total Return
                                                                        Portfolio                          Portfolio
                                                            ---------------------------------   -------------------------------
                                                                  Year ended December 31,            Year ended December 31,
                                                               1996        1995        1994        1996       1995       1994
-------------------------------------------------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                         500,346      259,698    121,314     387,179     78,232     28,915
  Expenses - Mortality and expense risk charges (note 3)     131,290       60,222     56,058      16,395     11,743      8,331
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        369,056      199,476     65,256     370,784     66,489     20,584
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss)                                   137,112      128,436     71,551      37,094     10,068     12,297
  Unrealized appreciation (depreciation) on investments      (89,338)    (122,638)   (35,496)   (292,293)   134,624    (23,103)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        47,774        5,798     36,055    (255,199)   144,692    (10,806)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations            416,830      205,274    101,311     115,585    211,181      9,778
===============================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III

====================================================================================================================================
                                                                       Life of Virginia Series  Fund, Inc. (continued)
                                                        ----------------------------------------------------------------------------
                                                                     International                          Real Estate
                                                                    Equity Portfolio                    Securities Portfolio
                                                        ----------------------------------------------------------------------------
                                                                                 Period from                            Period from
                                                               Year ended   June 30, 1995 to         Year ended December 6, 1995 to
                                                        December 31, 1996  December 31, 1995  December 31, 1996   December 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                          $    46,694              3,880             14,330                  22
  Expenses - Mortality and expense risk charges (note 3)            5,198                737              1,294                   -
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                              41,496              3,143             13,036                  22
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain                                                19,981                 44              3,590                   -
  Unrealized appreciation (depreciation) on investments           (29,424)             3,983             29,513                  (2)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments             (9,443)             4,027             33,103                  (2)
------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                        $    32,053              7,170             46,139                  20
====================================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


=========================================================================================================================
                                                                    Oppenheimer Variable Account Fund
                                                         ----------------------------------------------------------------
                                                                  Money                               Bond
                                                                 Portfolio                          Portfolio
                                                         -----------------------------     ------------------------------
                                                            Year ended December 31,            Year ended December 31,
                                                            1996        1995     1994        1996        1995      1994
-------------------------------------------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                     $   12,118    20,916    7,934     106,583      89,363     77,461
  Expenses - Mortality and expense risk charges (note 3)      2,973     4,563    2,444      22,427      21,561     11,684
-------------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                               9,145    16,353    5,490      84,156      67,802     65,777
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss)                                       -         -        -       31,061      16,138      1,885
  Unrealized appreciation (depreciation) on investments          -         -        -      (44,892)    167,799   (109,321)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           -         -        -      (13,831)    183,937   (107,436)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations        $    9,145    16,353    5,490      70,325     251,739    (41,659)
=========================================================================================================================



===================================================================================================================
                                                                     Oppenheimer Variable Account Fund
                                                         ----------------------------------------------------------
                                                                  Capital
                                                                Appreciation                     Growth
                                                                 Portfolio                      Portfolio
                                                         ----------------------------    --------------------------
                                                            Year ended December 31,       Year ended December 31,
                                                           1996       1995     1994        1996      1995    1994
-------------------------------------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                     216,310      9,020    75,387    100,033    20,599    7,353
  Expenses - Mortality and expense risk charges (note 3)  58,271     29,001    12,482     18,585    12,467    9,424
-------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                          158,039    (19,981)   62,905     81,448     8,132   (2,071)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss)                               207,037     18,656   (63,084)   104,773    58,948    1,904
  Unrealized appreciation (depreciation) on investments  284,866    654,277   (44,360)   101,309   212,160   (3,327)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments   491,903    672,933  (107,444)   206,082   271,108   (1,423)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations        649,942    652,952   (44,539)   287,530   279,240   (3,494)
===================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III

===============================================================================================================================
                                                                              Oppenheimer Variable Account Fund
                                                             ------------------------------------------------------------------
                                                                          High                              Multiple
                                                                         Income                            Strategies
                                                                        Portfolio                           Portfolio
                                                             --------------------------------       ---------------------------
                                                                   Year ended December 31,            Year ended December 31,
                                                                  1996        1995     1994           1996     1995     1994
-------------------------------------------------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                         $   317,982    157,280    66,988       161,518  142,518    78,665
  Expenses - Mortality and expense risk charges (note 3)          39,512     22,782     9,119        29,130   25,397    18,173
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            278,470    134,498    57,869       132,388  117,121    60,492
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss)                                     57,827     18,618    (7,921)       53,160   24,327     7,076
     Unrealized appreciation (depreciation) on investments        72,516     83,576   (88,498)      106,953  206,074  (115,438)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           130,343    102,194   (96,419)      160,113  230,401  (108,362)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations            $   408,813    236,692   (38,550)      292,501  347,522   (47,870)
===============================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III

=======================================================================================================================
                                                                     Variable Insurance Products Fund
                                                        ---------------------------------------------------------------
                                                                                                  High
                                                                 Money Market                    Income
                                                                  Portfolio                     Portfolio
                                                        -----------------------------    ------------------------------
                                                            Year ended December 31,         Year ended December 31,
                                                            1996      1995     1994        1996       1995      1994
-----------------------------------------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                    $  75,804   237,224   117,080    201,481    186,422     74,381
  Expenses - Mortality and expense risk
     charges (note 3)                                      18,807    54,127    36,325     20,933     28,004     24,358
-----------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                            56,997   183,097    80,755    180,548    158,418     50,023
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss)                                     -         -         -     (17,100)   137,054     (9,188)
  Unrealized appreciation (depreciation) on investments        -         -         -      27,229     66,195    (98,535)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         -         -         -      10,129    203,249   (107,723)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations       $  56,997   183,097    80,755    190,677    361,667    (57,700)
=======================================================================================================================



===============================================================================================================================
                                                                            Variable Insurance Products Fund
                                                        -----------------------------------------------------------------------
                                                                     Equity-
                                                                     Income                              Growth
                                                                    Portfolio                           Portfolio
                                                        ---------------------------------     ---------------------------------
                                                               Year ended December 31,             Year ended December 31,
                                                            1996         1995      1994         1996         1995       1994
-------------------------------------------------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                      413,062      399,376    223,035     461,083       20,548     169,544
  Expenses - Mortality and expense risk
     charges (note 3)                                     140,373       82,498     49,043     101,913       65,478      44,949
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                           272,689      316,878    173,992     359,170      (44,930)    124,595
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss)                                500,603      130,101     39,859     536,491      280,133      50,460
  Unrealized appreciation (depreciation) on investments   539,174    1,347,468      5,531      31,232    1,091,397    (175,677)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments  1,039,777    1,477,569     45,390     567,723    1,371,530    (125,217)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations       1,312,466    1,794,447    219,382     926,893    1,326,600        (622)
===============================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III

============================================================================================
                                                          Variable Insurance Products Fund
                                                           -------------------------------

                                                                     Overseas
                                                                     Portfolio
                                                           ------------------------------
                                                                Year ended December 31,
                                                               1996      1995      1994
-----------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                       $  176,637   25,524    25,352
  Expenses - Mortality and expense risk charges (note 3)       81,887   70,739    46,220
-----------------------------------------------------------------------------------------
Net investment income (expense)                                94,750  (45,215)  (20,868)
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss)                                    517,315  383,399   799,938
  Unrealized appreciation (depreciation) on investments       (15,497) 356,600  (781,857)
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        501,818  739,999    18,081
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations          $  596,568  694,784    (2,787)
=========================================================================================


======================================================================================================================
                                                                     Variable Insurance Products Fund II
                                                            ----------------------------------------------------------
                                                                       Asset
                                                                      Manager                     Contrafund
                                                                     Portfolio                     Portfolio
                                                            ------------------------------- --------------------------
                                                                                                           Period from
                                                                                                           January 16,
                                                                                              Year ended       1995 to
                                                              Year ended December 31,       December 31,  December 31,
                                                              1996        1995      1994          1996          1995
----------------------------------------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                        555,062     156,409    244,645     15,826         18,917
  Expenses - Mortality and expense risk charges (note 3)    107,941      96,822     85,004     38,668          5,771
----------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                             447,121      59,587    159,641    (22,842)        13,146
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss)                                  168,152      13,225    (78,029)   100,260         10,744
  Unrealized appreciation (depreciation) on investments     400,455   1,011,885   (664,103)   476,601         63,150
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments      568,607   1,025,110   (742,132)   576,861         73,894
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations         1,015,728   1,084,697   (582,491)   554,019         87,040
======================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III

Statements of Operations, Continued


=======================================================================================================================
                                                                              Advisers Management Trust
                                                                -------------------------------------------------------
                                                                          Balanced                      Bond
                                                                         Portfolio                   Portfolio
                                                                ----------------------------   -----------------------
                                                                   Year ended December 31,     Year ended December 31,
                                                                    1996     1995    1994       1996    1995    1994
-----------------------------------------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                            $  293,957   47,572   62,843    67,433  51,824  14,592
  Expenses - Mortality and expense risk charges (note 3)            24,806   27,169   22,785     9,529  11,324   8,596
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                              269,151   20,403   40,058    57,904  40,500   5,996
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                         13,816  103,017   13,727    (5,135)   (637) (5,627)
   Unrealized appreciation (depreciation) on investments          (182,324) 294,095 (137,181)  (34,909) 39,427  (3,564)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (168,508) 397,112 (123,454)  (40,044) 38,790  (9,191)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations               $  100,643  417,515  (83,396)   17,860  79,290  (3,195)
=======================================================================================================================




=========================================================================================
                                                                Advisers Management Trust
                                                                -------------------------
                                                                         Growth
                                                                       Portfolio
                                                                -------------------------
                                                                Year ended December 31,
                                                                  1996    1995   1994
-----------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                              68,654  11,027  32,391
  Expenses - Mortality and expense risk charges (note 3)           9,845   6,161   3,818
-----------------------------------------------------------------------------------------
Net investment income                                             58,809   4,866  28,573
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                        5,513   3,921  (7,042)
   Unrealized appreciation (depreciation) on investments          (6,856) 87,810 (44,045)
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (1,343) 91,731 (51,087)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                 57,466  96,597 (22,514)
=========================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


==================================================================================================================
                                                                          Federated Investors
                                                                            Insurance Series
                                                          --------------------------------------------------------
                                                              American                 High Income
                                                               Leaders                    Bond
                                                               Fund II                  Fund II
                                                          ------------   ---------------------------------------
                                                           Period from
                                                          September 5,
                                                               1996 to                               Period from
                                                          December 31,          Year ended   February 7, 1995 to
                                                                  1996   December 31, 1996     December 31, 1995
----------------------------------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                      $         96              36,032                1,350
  Expenses - Mortality and expense risk charges (note 3)            60               5,378                  190
----------------------------------------------------------------------------------------------------------------
Net investment income                                               36              30,654                1,160
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments:
  Net realized gain                                                 19               1,726                    8
  Unrealized appreciation on investments                         2,855              27,920                1,465
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                  2,874              29,646                1,473
----------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                           2,910              60,300                2,633
================================================================================================================



====================================================================================================
                                                                    Federated Investors
                                                                      Insurance Series
                                                          ------------------------------------------

                                                                            Utility
                                                                            Fund II
                                                           -----------------------------------------


                                                                                         Period from
                                                                   Year ended    February 7, 1995 to
                                                            December 31, 1996      December 31, 1995
----------------------------------------------------------------------------------------------------
Investment income:
  Income - Dividends                                                    6,514                  2,908
  Expenses - Mortality and expense risk charges (note 3)                2,042                    839
----------------------------------------------------------------------------------------------------
Net investment income                                                   4,472                  2,069
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments:
  Net realized gain                                                     9,190                    237
  Unrealized appreciation on investments                                5,651                 12,097
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                        14,841                 12,334
----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                 19,313                 14,403
====================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


===================================================================================================================
                                                                                 Alger American
                                                           --------------------------------------------------------
                                                                      Small
                                                                       Cap                        Growth
                                                                    Portfolio                    Portfolio
                                                           ---------------------------  ---------------------------
                                                                           Period from                  Period from
                                                                            October 6,                  November 2,
                                                             Year ended        1995 to    Year ended        1995 to
                                                           December 31,   December 31,  December 31,   December 31,
                                                                   1996           1995          1996           1995
-------------------------------------------------------------------------------------------------------------------
Investment income:
    Income - Dividends                                      $     3,785             -         14,003             -
    Expenses - Mortality and expense risk charges (note 3)       10,887            312         7,612             81
-------------------------------------------------------------------------------------------------------------------
Net investment (expense)                                         (7,102)          (312)        6,391            (81)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
    Net realized gain (loss)                                    (13,977)           912        (8,548)             1
    Unrealized appreciation (depreciation) on investments       (18,580)         5,196        27,545          1,973
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (32,557)         6,108        18,997          1,974
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations           $   (39,659)         5,796        25,388          1,893
===================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


===============================================================================================================
                                                                           Janus Aspen Series
                                                                -----------------------------------------------
                                                                                 Aggressive
                                                                                   Growth
                                                                                  Portfolio
                                                                ---------------------------------------------
                                                                                                  Period from
                                                                                                      May 11,
                                                                  Year ended       Year ended         1994 to
                                                                December 31,     December 31,    December 31,
                                                                        1996             1995            1994
---------------------------------------------------------------------------------------------------------------
Investment income:
   Income - Dividends                                           $     16,844           23,054           3,044
   Expenses - Mortality and expense risk charges (note 3)             23,442           12,371           1,506
---------------------------------------------------------------------------------------------------------------
Net investment income (expense)                                       (6,598)          10,683           1,538
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                          267,683          127,218          11,250
   Unrealized appreciation (depreciation) on investments            (112,622)         116,589           6,467
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               155,061          243,807          17,717
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations               $    148,463          254,490          19,255
===============================================================================================================



===========================================================================================================
                                                                             Janus Aspen Series
                                                                -------------------------------------------

                                                                                 Growth
                                                                                Portfolio
                                                                 -----------------------------------------
                                                                                               Period from
                                                                                                   May 11,
                                                                   Year ended     Year ended       1994 to
                                                                 December 31,   December 31,  December 31,
                                                                         1996           1995          1994
-----------------------------------------------------------------------------------------------------------
Investment income:
   Income - Dividends                                                  59,031         27,427         1,325
   Expenses - Mortality and expense risk charges (note 3)              27,643         11,359         2,240
-----------------------------------------------------------------------------------------------------------
Net investment income (expense)                                        31,388         16,068          (915)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                           132,138         22,274           554
   Unrealized appreciation (depreciation) on investments              144,223        180,762           884
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                276,361        203,036         1,438
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                     307,749        219,104           523
===========================================================================================================



============================================================================================================
                                                                           Janus Aspen Series
                                                                --------------------------------------------
                                                                                Worldwide
                                                                                   Growth
                                                                                Portfolio
                                                                 -----------------------------------------
                                                                                               Period from
                                                                                                   May 11,
                                                                   Year ended    Year ended        1994 to
                                                                 December 31,  December 31,   December 31,
                                                                         1996          1995           1994
------------------------------------------------------------------------------------------------------------
Investment income:
   Income - Dividends                                                  59,279         5,062              8
   Expenses - Mortality and expense risk charges (note 3)              40,177        10,890          2,227
------------------------------------------------------------------------------------------------------------
Net investment income (expense)                                        19,102        (5,828)        (2,219)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                           156,316        17,153         (4,342)
   Unrealized appreciation (depreciation) on investments              498,790       203,456         (2,281)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                655,106       220,609         (6,623)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                     674,208       214,781         (8,842)
============================================================================================================



====================================================================================================================================
                                                                                           Janus Aspen Series
                                                                --------------------------------------------------------------------
                                                                                                     Flexible          International
                                                                       Balanced                        Income                 Growth
                                                                       Portfolio                    Portfolio              Portfolio
                                                                -------------------------  --------------------------  -------------
                                                                              Period from                 Period from    Period from
                                                                              October 27,                 November 1,        June 5,
                                                                  Year ended      1995 to    Year ended       1995 to        1996 to
                                                                December 31, December 31,  December 31,  December 31,   December 31,
                                                                        1996         1995          1996          1995           1996
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Income - Dividends                                                 10,644          242         9,499           182          2,339
   Expenses - Mortality and expense risk charges (note 3)              4,138           70         1,046            11          1,253
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                                        6,506          172         8,453           171          1,086
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                            3,534            6           111            -           2,328
   Unrealized appreciation (depreciation) on investments              38,227        1,767           585            26         17,399
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                41,761        1,773           696            26         19,727
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                     48,267        1,945         9,149           197         20,813
====================================================================================================================================


See accompanying notes to financial statements.

LIFE OF VIRGINIA SEPARATE ACCOUNT III

Statements of Changes in Net Assets

<Cation>
===================================================================================================================================
                                                                                     Life of Virginia Series Fund, Inc.
                                                                     --------------------------------------------------------------
                                                                                   Common                       Government
                                                                                  Stock Index                   Securities
                                                                                  Portfolio                     Portfolio
                                                                     ---------------------------------  ---------------------------
                                                                            Year ended December 31,       Year ended December 31,
                                                                           1996       1995     1994       1996      1995    1994
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income                                             $   637,073     10,669     1,424    67,405    35,615   23,105
   Net realized gain (loss)                                               70,710      5,027    24,353     4,093    12,380     (726)
   Unrealized appreciation (depreciation) on investments                (460,582)   109,436   (18,877)  (68,909)   79,507  (53,290)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                        247,201    125,132     6,900     2,589   127,502  (30,911)
-----------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                               -          -         -         -         -        -
   Loan interest                                                             (45)       (19)        1       (35)      (29)      (1)
   Transfers (to) from the general account of Life of Virginia:
         Death benefits                                                  (70,983)        -         -         -         -        -
         Surrenders                                                       (8,805)        -     (1,587)  (27,170)  (57,612)      -
         Loans                                                           (23,690)        -      2,349    (1,574)   (2,218)      -
         Cost of insurance and administrative expense (note 3)           (12,093)    (4,705)   (2,040)   (8,533)   (9,352)  (5,709)
         Transfer gain (loss) and transfer fees (note 3)                  (3,844)     2,612    (2,559)     (829)     (845)  (1,072)
   Transfers (to) from the Guarantee Account (note 1)                     40,800      8,390        -     (3,299)       -        -
   Interfund transfers                                                   531,241    493,348   139,818    12,746    35,175  316,447
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions              452,581    499,626   135,982   (28,694)  (34,881) 309,665
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                        699,782    624,758   142,882   (26,105)   92,621  278,754

Net assets at beginning of year                                          858,820    234,062    91,180   801,360   708,739  429,985
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                            $ 1,558,602    858,820   234,062   775,255   801,360  708,739
===================================================================================================================================


===================================================================================================================================
                                                                                    Life of Virginia Series Fund, Inc.
                                                               --------------------------------------------------------------------

                                                                           Money Market                      Total Return
                                                                             Portfolio                         Portfolio
                                                                  ----------------------------------  -----------------------------
                                                                         Year ended December 31,           Year ended December 31,
                                                                    1996         1995        1994        1996      1995     1994
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income                                           369,056      199,476       65,256    370,784    66,489   20,584
   Net realized gain (loss)                                        137,112      128,436       71,551     37,094    10,068   12,297
   Unrealized appreciation (depreciation) on investments           (89,338)    (122,638)     (35,496)  (292,293)  134,624  (23,103)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                  416,830      205,274      101,311    115,585   211,181    9,778
-----------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                 21,281,538   14,618,729   20,660,275         -          -   38,027
   Loan interest                                                       843            2            4       (130)      (90)    (517)
   Transfers (to) from the general account of Life of Virginia:
         Death benefits                                            (30,581)          -            -          -          -        -
         Surrenders                                               (292,797)     (83,593)      (9,028)  (105,824)  (52,620) (82,639)
         Loans                                                  (1,123,153)          -            -          -      5,060   20,066
         Cost of insurance and administrative expense (note 3)    (120,240)     (49,685)     (47,797)   (13,237)   (9,674)  (6,767)
         Transfer gain (loss) and transfer fees (note 3)           (46,805)    (455,729)     (13,101)     1,607     1,184      (11)
   Transfers (to) from the Guarantee Account (note 1)             (480,716)      35,940           -      40,576     2,000        -
   Interfund transfers                                         (15,451,140) (12,260,599) (19,072,381)   264,670   180,662  249,860
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions      3,736,949    1,805,065    1,517,972    187,662   126,522  218,019
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                4,153,779    2,010,339    1,619,283    303,247   337,703  227,797

Net assets at beginning of year                                  5,737,728    3,727,389    2,108,106  1,095,218   757,515  529,718
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                        9,891,507    5,737,728    3,727,389  1,398,465 1,095,218  757,515
===================================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


=====================================================================================================================
                                                                      Life of Virginia Series  Fund, Inc. (continued)
                                                                      -----------------------------------------------
                                                                                              International
                                                                                           Equity Portfolio
                                                                              -------------------------------------
                                                                                                        Period from
                                                                                     Year ended    June 30, 1995 to
                                                                              December 31, 1996   December 31, 1995
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income                                                            $   41,496               3,143
   Net realized gain                                                                    19,981                  44
   Unrealized appreciation (depreciation) on investments                               (29,424)              3,983
---------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                  32,053               7,170
---------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                                             -                   -
   Transfers (to) from the general account of Life of Virginia:
      Surrenders                                                                           750                  -
      Cost of insurance and administrative expense (note 3)                             (4,299)               (624)
      Transfer gain (loss) and transfer fees (note 3)                                      320                 (13)
   Transfers from the Guarantee Account (note 1)                                            -               14,623
   Interfund transfers                                                                 551,175             191,589
---------------------------------------------------------------------------------------------------------------------
Increase in net assets from capital transactions                                       547,946             205,575
---------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                 579,999             212,745

Net assets at beginning of period                                                      212,745                  -
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                         $  792,744             212,745
=====================================================================================================================



=====================================================================================================================
                                                                      Life of Virginia Series  Fund, Inc. (continued)
                                                                      -----------------------------------------------
                                                                                                Real Estate
                                                                                          Securities Portfolio
                                                                             ----------------------------------------
                                                                                                         Period from
                                                                                    Year ended   December 6, 1995 to
                                                                             December 31, 1996     December 31, 1995
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income                                                                13,036                   22
   Net realized gain                                                                     3,590                   -
   Unrealized appreciation (depreciation) on investments                                29,513                   (2)
---------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                  46,139                   20
---------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                                          9,377                   -
   Transfers (to) from the general account of Life of Virginia:
      Surrenders                                                                           -                     -
      Cost of insurance and administrative expense (note 3)                             (1,186)                  -
      Transfer gain (loss) and transfer fees (note 3)                                     (277)                  (1)
   Transfers from the Guarantee Account (note 1)                                           -                     -
   Interfund transfers                                                                 173,587                  375
---------------------------------------------------------------------------------------------------------------------
Increase in net assets from capital transactions                                       181,501                  374
---------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                 227,640                  394

Net assets at beginning of period                                                          394                   -
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                            228,034                  394
=====================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III

=================================================================================================================================
                                                                              Oppenheimer Variable Account Fund
                                                                -----------------------------------------------------------------

                                                                              Money                          Bond
                                                                            Portfolio                      Portfolio
                                                                ------------------------------    -------------------------------
                                                                     Year ended December 31,          Year ended December 31,
                                                                     1996      1995     1994        1996        1995      1994
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                              $    9,145    16,353     5,490     84,156      67,802     65,777
   Net realized gain (loss)                                             -         -         -      31,061      16,138      1,885
   Unrealized appreciation (depreciation) on investments                -         -         -     (44,892)    167,799   (109,321)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                    9,145    16,353     5,490     70,325     251,739    (41,659)
---------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Loan interest                                                      (247)       -         -        (240)       (521)       (25)
   Transfers (to) from the general account of Life of Virginia:
      Net premiums                                                      -         -         -          -           -          -
      Death benefits                                                    -         -         -          -           -          -
      Surrenders                                                        -         -         -     (19,035)    (89,985)   (13,105)
      Loans                                                         (7,000)       -         -     (46,361)         (3)      (838)
      Cost of insurance and administrative expense (note 3)         (2,228)   (4,184)   (1,573)   (18,368)    (15,660)   (10,719)
      Transfer gain (loss) and transfer fees (note 3)               (1,331)   (1,197)     (795)     5,246     (11,174)     7,513
   Transfers (to) from the Guarantee Account (note 1)                   -         -         -       9,597          -          -
   Interfund transfers                                            (178,397)   64,757   209,744     49,462  (1,051,342) 1,974,504
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions       (189,203)   59,376   207,376    (19,699) (1,168,685) 1,957,330
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (180,058)   75,729   212,866     50,626    (916,946) 1,915,671

Net assets at beginning of year                                    336,285   260,556    47,690  1,605,090   2,522,036    606,365
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                       $  156,227   336,285   260,556  1,655,716   1,605,090  2,522,036
=================================================================================================================================



====================================================================================================================================
                                                                                   Oppenheimer Variable Account Fund
                                                                --------------------------------------------------------------------
                                                                             Capital
                                                                           Appreciation                          Growth
                                                                             Portfolio                         Portfolio
                                                                   -------------------------------   -------------------------------
                                                                       Year ended December 31,           Year ended December 31,
                                                                     1996       1995       1994        1996          1995      1994
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                 158,039    (19,981)     62,905     81,448         8,132   (2,071)
   Net realized gain (loss)                                        207,037     18,656     (63,084)   104,773        58,948    1,904
   Unrealized appreciation (depreciation) on investments           284,866    654,277     (44,360)   101,309       212,160   (3,327)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                  649,942    652,952     (44,539)   287,530       279,240   (3,494)
------------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Loan interest                                                    (1,349)      (876)       (783)       (58)           (8)     855
   Transfers (to) from the general account of Life of Virginia:
      Net premiums                                                  51,453         -           -          -             -        -
      Death benefits                                                    -          -           -          -             -        -
      Surrenders                                                   (22,921)    (9,862)         -      (5,002)      (16,486) (16,371)
      Loans                                                        (37,406)    (7,659)         -     (31,288)           -       771
      Cost of insurance and administrative expense (note 3)        (48,816)   (23,791)    (10,705)   (15,042)      (10,195)  (7,676)
      Transfer gain (loss) and transfer fees (note 3)                6,558     (1,288)      5,785      5,414          (304)  (2,179)
   Transfers (to) from the Guarantee Account (note 1)               38,369     15,348          -      22,600         2,000       -
   Interfund transfers                                           1,391,680  1,211,520     671,394    515,014        81,977  232,662
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions      1,377,568  1,183,392     665,691    491,638        56,984  208,062
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                2,027,510  1,836,344     621,152    779,168       336,224  204,568

Net assets at beginning of year                                  3,323,128  1,486,784     865,632  1,135,602       799,379  594,810
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                        5,350,638  3,323,128   1,486,784  1,914,770     1,135,602  799,378
====================================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III

====================================================================================================================================
                                                                                  Oppenheimer Variable Account Fund
                                                                --------------------------------------------------------------------
                                                                               High                              Multiple
                                                                              Income                            Strategies
                                                                             Portfolio                          Portfolio
                                                                ----------------------------------  --------------------------------
                                                                      Year ended December 31,            Year ended December 31,
                                                                      1996      1995      1994         1996       1995      1994
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income                                        $   278,470    134,498     57,869     132,388    117,121     60,492
   Net realized gain (loss)                                          57,827     18,618     (7,921)     53,160     24,327      7,076
   Unrealized appreciation (depreciation) on investments             72,516     83,576    (88,498)    106,953    206,074   (115,438)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                   408,813    236,692    (38,550)    292,501    347,522    (47,870)
------------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                       8,422         -          -       23,572         -          -
   Loan interest                                                        (50)       (42)       116        (207)      (433)      (876)
   Transfers (to) from the general account of Life of Virginia:
       Death benefits                                                    -          -     (13,450)    (60,123)    (3,955)        -
       Surrenders                                                    (4,708)   (24,217)    (7,877)   (212,502)  (179,975)   (79,370)
       Loans                                                        (37,253)   (18,152)      (976)     (9,140)   (63,108)    18,360
       Cost of insurance and administrative expense (note 3)        (32,765)   (15,109)    (7,582)    (23,520)   (20,637)   (14,828)
       Transfer gain (loss) and transfer fees (note 3)                4,282      8,580     (2,970)        789        928       (499)
   Tranfers (to) from the Guarantee Account (note 1)                     -       9,748         -        4,000         -          -
   Interfund transfers                                            1,526,214    760,586    865,998     240,604    222,736    912,293
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions       1,464,142    721,394    833,259     (36,527)   (44,444)   835,080
------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                            1,872,955    958,086    794,709     255,974    303,078    787,210

Net assets at beginning of year                                   2,070,519  1,112,433    317,724   2,087,462  1,784,384    997,174
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                       $ 3,943,474  2,070,519  1,112,433   2,343,436  2,087,462  1,784,384
====================================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


====================================================================================================================================
                                                                                   Variable Insurance Products Fund
                                                               ---------------------------------------------------------------------
                                                                                                                   High
                                                                               Money Market                       Income
                                                                                Portfolio                        Portfolio
                                                               ------------------------------------ --------------------------------
                                                                          Year ended December 31,         Year ended December 31,
                                                                        1996     1995        1994        1996       1995      1994
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                             $     56,997     183,097     80,755    180,548    158,418     50,023
   Net realized gain (loss)                                              -           -          -     (17,100)   137,054     (9,188)
   Unrealized appreciation (depreciation) on investments                 -           -          -      27,229     66,195    (98,535)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                    56,997     183,097     80,755    190,677    361,667    (57,700)
------------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                          -           -          -          -       4,082         -
   Loan interest                                                        720      (2,227)       459       (361)       (11)      (394)
   Transfers (to) from the general account of Life of Virginia:
       Death benefits                                                    -      (18,745)        -     (59,986)        -          -
       Surrenders                                                  (129,716)   (442,432)  (188,736)  (136,277)   (28,969)        -
       Loans                                                        (17,326)    (37,441)  (127,953)    (1,885)    (9,125)   (38,133)
       Cost of insurance and administrative expense (note 3)        (14,528)    (43,910)   (29,075)   (16,160)   (21,564)   (20,127)
       Transfer gain (loss) and transfer fees (note 3)               (2,554)     (6,558)     3,232      4,523     (1,538)    (4,154)
   Transfers (to) from the Guarantee Account (note 1)                 5,528      59,781         -          -     (32,657)        -
   Interfund transfers                                           (1,016,677) (1,749,674) 3,439,732   (873,671)  (572,358) 1,830,069
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions      (1,174,553) (2,241,206) 3,097,659 (1,083,817)  (662,140) 1,767,261
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (1,117,556) (2,058,109) 3,178,414   (893,140)  (300,473) 1,709,561

Net assets at beginning of year                                   2,228,012   4,286,121  1,107,707  2,216,560  2,517,033    807,472
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                      $  1,110,456   2,228,012  4,286,121  1,323,420  2,216,560  2,517,033
====================================================================================================================================



===================================================================================================================================
                                                                                  Variable Insurance Products Fund
                                                               --------------------------------------------------------------------
                                                                               Equity-
                                                                               Income                        Growth
                                                                              Portfolio                     Portfolio
                                                               ---------------------------------- ---------------------------------
                                                                       Year ended December 31,        Year ended December 31,
                                                                     1996       1995       1994      1996       1995        1994
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                272,689    316,878     173,992    359,170    (44,930)    124,595
   Net realized gain (loss)                                       500,603    130,101      39,859    536,491    280,133      50,460
   Unrealized appreciation (depreciation) on investments          539,174  1,347,468       5,531     31,232  1,091,397    (175,677)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations               1,312,466  1,794,447     219,382    926,893  1,326,600        (622)
-----------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                    77,436     10,886          -      27,587        -        38,543
   Loan interest                                                   (6,953)    (1,495)       (242)    (3,910)      (717)       (605)
   Transfers (to) from the general account of Life of Virginia:
       Death benefits                                             (92,711)    (4,351)     (9,401)   (73,221)   (10,299)         -
       Surrenders                                                (373,251)  (112,902)    (91,168)   (32,373)  (120,929)    (77,570)
       Loans                                                     (215,646)  (106,657)    (46,996)   (43,837)  (117,116)    (44,927)
       Cost of insurance and administrative expense (note 3)     (114,634)   (66,845)    (41,229)   (83,276)   (53,507)    (36,257)
       Transfer gain (loss) and transfer fees (note 3)             41,116     14,451      21,282     14,043     (7,004)     (5,419)
   Transfers (to) from the Guarantee Account (note 1)             127,788      4,600          -     135,064    (33,912)         -
   Interfund transfers                                          3,056,657  2,227,097   2,288,157  1,429,513  1,797,003   1,173,835
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions     2,499,802  1,964,784   2,120,403  1,369,590  1,453,519   1,047,600
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                               3,812,268  3,759,231   2,339,785  2,296,483  2,780,119   1,046,978

Net assets at beginning of year                                 8,576,991  4,817,760   2,477,975  6,509,528  3,729,409   2,682,431
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                      12,389,259  8,576,991   4,817,760  8,806,011  6,509,528   3,729,409
===================================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


=====================================================================================================
                                                                  Variable Insurance Products Fund
                                                                ------------------------------------

                                                                                Overseas
                                                                                Portfolio
                                                                ------------------------------------



                                                                        Year ended December 31,
                                                                       1996       1995        1994
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                              $     94,750    (45,215)    (20,868)
   Net realized gain (loss)                                          517,315    383,399     799,938
   Unrealized appreciation (depreciation) on investments             (15,497)   356,600    (781,857)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                    596,568    694,784      (2,787)
-----------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                       10,673      2,721          -
   Loan interest                                                        (326)      (240)        176
   Transfers (to) from the general account of Life of Virginia:
      Death benefits                                                 (10,056)        -      (23,147)
      Surrenders                                                     (99,794)    (7,562)     (8,499)
      Loans                                                          (49,140)     2,467    (108,886)
      Cost of insurance and administrative expense (note 3)          (67,126)   (58,660)    (36,676)
      Transfer gain (loss) and transfer fees (note 3)                 30,035     (8,973)    (69,891)
      Transfers (to) from Gurantee Account (note 1)                   47,987    (35,445)         -
   Interfund transfers                                            (2,098,908) 3,279,602  (1,281,245)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions       (2,236,655) 3,173,910  (1,528,168)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (1,640,087) 3,868,694  (1,530,955)

Net assets at beginning of period                                  7,016,631  3,147,937   4,678,892
-----------------------------------------------------------------------------------------------------
Net assets at end of period                                     $  5,376,544  7,016,631   3,147,937
=====================================================================================================



==============================================================================================================================
                                                                                 Variable Insurance Products Fund II
                                                                --------------------------------------------------------------
                                                                                 Asset
                                                                                 Manager                  Contrafund
                                                                                Portfolio                  Portfolio
                                                                ----------------------------------  --------------------------
                                                                                                                   Period from
                                                                                                                   January 16,
                                                                                                      Year ended       1995 to
                                                                        Year ended December 31,     December 31,  December 31,
                                                                      1996        1995       1994           1996          1995
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                 447,121      59,587    159,641       (22,842)        13,146
   Net realized gain (loss)                                        168,152      13,225    (78,029)      100,260         10,744
   Unrealized appreciation (depreciation) on investments           400,455   1,011,885   (664,103)      476,601         63,150
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                1,015,728   1,084,697   (582,491)      554,019         87,040
------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                         -           -          -        139,592             -
   Loan interest                                                    (3,433)       (675)       248          (465)            -
   Transfers (to) from the general account of Life of Virginia:
      Death benefits                                                    -           -     (36,529)      (20,796)            -
      Surrenders                                                  (497,465)   (202,275)    (9,335)      (35,592)       (22,360)
      Loans                                                       (368,309)   (244,730)    28,270       (41,285)        (2,010)
      Cost of insurance and administrative expense (note 3)        (86,595)    (78,782)   (69,410)      (34,864)        (4,851)
      Transfer gain (loss) and transfer fees (note 3)                2,356     100,982    (13,452)       58,463            464
      Transfers (to) from Gurantee Account (note 1)                  1,000          -          -        105,233            100
   Interfund transfers                                            (122,445)    363,603  3,330,776     2,524,438      1,404,008
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions     (1,074,891)    (61,877) 3,230,568     2,694,724      1,375,351
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (59,163)  1,022,820  2,648,077     3,248,743      1,462,391

Net assets at beginning of period                                8,312,827   7,290,007  4,641,930     1,462,391             -
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                      8,253,664   8,312,827  7,290,007     4,711,134      1,462,391
===============================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


====================================================================================================
                                                                       Advisers Management Trust
                                                                 -----------------------------------
                                                                               Balanced
                                                                               Portfolio
                                                                 -----------------------------------
                                                                         Year ended December 31,
                                                                       1996        1995      1994
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income                                         $   269,151      20,403     40,058
   Net realized gain (loss)                                           13,816     103,017     13,727
   Unrealized appreciation (depreciation) on investments            (182,324)    294,095   (137,181)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                    100,643     417,515    (83,396)
----------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                           -        4,082         40
   Loan interest                                                        (657)       (420)        -
   Transfers (to) from the general account of Life of Virginia:
         Death benefits                                                   -           -          -
         Surrenders                                                  (27,861)   (186,754)        -
         Loans                                                       (34,817)    (73,079)    (1,218)
         Cost of insurance and administrative expense (note 3)       (20,292)    (22,223)   (18,451)
         Transfer gain (loss) and transfer fees (note 3)               5,371       6,489     (3,236)
   Interfund transfers                                               (79,871)   (102,681)   417,986
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions         (158,127)   (374,586)   395,121
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                    (57,484)     42,929    311,725

Net assets at beginning of year                                    1,930,046   1,887,117  1,575,392
----------------------------------------------------------------------------------------------------
Net assets at end of year                                        $ 1,872,562   1,930,046  1,887,117
====================================================================================================



=========================================================================================================================
                                                                                Advisers Management Trust
                                                                 --------------------------------------------------------
                                                                           Bond                       Growth
                                                                          Portfolio                  Portfolio
                                                                  -------------------------  ----------------------------
                                                                   Year ended December 31,     Year ended December 31,
                                                                    1996    1995    1994      1996       1995     1994
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income                                           57,904  40,500    5,996   58,809      4,866    28,573
   Net realized gain (loss)                                        (5,135)   (637)  (5,627)   5,513      3,921    (7,042)
   Unrealized appreciation (depreciation) on investments          (34,909) 39,427   (3,564)  (6,856)    87,810   (44,045)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                  17,860  79,290   (3,195)  57,466     96,597   (22,514)
-------------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                        -    2,721       -        -       2,721        -
   Loan interest                                                      258     851       -    (1,215)        -         -
   Transfers (to) from the general account of Life of Virginia:
         Death benefits                                                -       -    (8,977)      -          -         -
         Surrenders                                               (43,768)     -   (82,405)      -          -         -
         Loans                                                    (55,969)  3,998  (26,252)      -        (710)  (20,645)
         Cost of insurance and administrative expense (note 3)     (7,634) (9,345)  (7,646)  (7,938)    (5,013)   (3,141)
         Transfer gain (loss) and transfer fees (note 3)           (5,840)  1,033   (1,860)    (482)      (693)   (1,848)
   Interfund transfers                                           (163,478)  5,402  745,043  (74,169)   380,756    83,486
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions      (276,431)  4,660  617,903  (83,804)   377,061    57,852
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (258,571) 83,950  614,708  (26,338)   473,658    35,338

Net assets at beginning of year                                   896,005 812,055  197,347  775,714    302,056   266,718
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                         637,434 896,005  812,055  749,376    775,714   302,056
=========================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


=============================================================================================================================
                                                                              Federated Investors Insurance Series
                                                                        -----------------------------------------------------
                                                                           American              High Income
                                                                            Leaders                  Bond
                                                                            Fund II                 Fund II
                                                                        -----------  ---------------------------------------
                                                                        Period from                              Period from
                                                               September 5, 1996 to         Year ended   February 7, 1995 to
                                                                  December 31, 1996  December 31, 1996     December 31, 1995
-----------------------------------------------------------------------------------------------------------------------------
Increase in net assets
From operations:
   Net investment income                                              $         36              30,654                 1,160
   Net realized gain                                                            19               1,726                     8
   Unrealized appreciation on investments                                    2,855              27,920                 1,465
-----------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                       2,910              60,300                 2,633
-----------------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Loan interest                                                                -                   -                     -
   Transfers (to) from the general account of Life of Virginia:
      Loans                                                                     -              (40,000)                   -
      Cost of insurance and administrative expense (note 3)                    (65)             (4,447)                 (151)
      Transfer gain (loss) and transfer fees (note 3)                       (1,522)                100                    73
      Transfers (to) from Guarantee Account (note 1)                           300              (6,742)                   -
   Interfund transfers                                                      16,140             571,170                95,663
-----------------------------------------------------------------------------------------------------------------------------
Increase in net assets from capital transactions                            14,853             520,081                95,585
-----------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                      17,763             580,381                98,218

Net assets at beginning of period                                               -               98,218                    -
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                           $     17,763             678,599                98,218
=============================================================================================================================




=======================================================================================================
                                                                 Federated Investors Insurance Series
                                                               ----------------------------------------

                                                                             Utility
                                                                              Fund II
                                                                ---------------------------------------
                                                                                           Period from
                                                                       Year ended  February 7, 1995 to
                                                                December 31, 1996    December 31, 1995
-------------------------------------------------------------------------------------------------------
Increase in net assets
From operations:
   Net investment income                                                    4,472                2,069
   Net realized gain                                                        9,190                  237
   Unrealized appreciation on investments                                   5,651               12,097
-------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                     19,313               14,403
-------------------------------------------------------------------------------------------------------
From capital transactions:
   Loan interest                                                             (110)                 (40)
   Transfers (to) from the general account of Life of Virginia:
      Loans                                                                (2,022)              (1,207)
      Cost of insurance and administrative expense (note 3)                (1,683)                (686)
      Transfer gain (loss) and transfer fees (note 3)                        (364)                  65
      Transfers (to) from Guarantee Account (note 1)                        3,000                   -
   Interfund transfers                                                    130,977               80,066
-------------------------------------------------------------------------------------------------------
Increase in net assets from capital transactions                          129,798               78,198
-------------------------------------------------------------------------------------------------------
Increase in net assets                                                    149,111               92,601

Net assets at beginning of period                                          92,601                   -
-------------------------------------------------------------------------------------------------------
Net assets at end of period                                               241,712               92,601
=======================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


===========================================================================================================================
                                                                                Alger American
                                                                -----------------------------------------------------------
                                                                        Small
                                                                         Cap                            Growth
                                                                       Portfolio                       Portfolio
                                                                --------------------------  -------------------------------
                                                                               Period from                      Period from
                                                                                October 6,                      November 2,
                                                                  Year ended       1995 to    Year ended            1995 to
                                                                December 31,  December 31,  December 31,       December 31,
                                                                        1996          1995          1996               1995
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                              $    (7,102)         (312)        6,391                (81)
   Net realized gain (loss)                                         (13,977)          912        (8,548)                 1
   Unrealized appreciation (depreciation) on investments            (18,580)        5,196        27,545              1,973
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                   (39,659)        5,796        25,388              1,893
---------------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                      22,914            -         11,882                 -
   Loan interest                                                         68            -        (11,178)                -
   Transfers (to) from the general account of Life of Virginia:
       Death benefits                                               (11,290)           -             -                  -
       Surrenders                                                   (40,820)           -           (716)                -
       Loans                                                        (33,607)           -        (10,642)                -
       Cost of insurance (note 3)                                   (10,161)         (243)       (7,424)               (84)
       Transfer gain (loss) and transfer fees (note 3)                5,384        (5,081)        9,692               (530)
       Transfer to Guarantee Account                                    929            -          5,392                 -
   Interfund transfers                                              863,942       313,943     1,228,789             99,661
---------------------------------------------------------------------------------------------------------------------------
Increase in net assets from capital transactions                    797,359       308,619     1,225,795             99,047
---------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                              757,700       314,415     1,251,183            100,940

Net assets at beginning of period                                   314,415            -        100,940                 -
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                     $ 1,072,115       314,415     1,352,123            100,940
===========================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT III


=========================================================================================================
                                                                       Janus Aspen Series
                                                             --------------------------------------------
                                                                           Aggressive
                                                                             Growth
                                                                            Portfolio
                                                             -----------------------------------------
                                                                                           Period from
                                                                                               May 11,
                                                               Year ended     Year ended       1994 to
                                                             December 31,   December 31,  December 31,
                                                                     1996           1995          1994
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                           $    (6,598)         10,683         1,538
   Net realized gain (loss)                                      267,683         127,218        11,250
   Unrealized appreciation (depreciation) on investments        (112,622)        116,589         6,467
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                148,463         254,490        19,255
---------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                    3,031              -             -
   Loan interest                                                    (266)             -             -
   Transfers (to) from the general account of
     Life of Virginia:
       Surrenders                                                (48,757)         (5,038)           -
       Loans                                                      (2,874)         (2,322)           -
       Cost of insurance (note 3)                                (20,310)        (12,055)       (1,760)
       Transfer gain (loss) and transfer fees (note 3)            (3,623)         55,524        24,384
       Transfers (to) from the Guarantee Account (note 1)         10,008          10,848            -
   Interfund transfers                                           (61,164)      1,209,599       399,243
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions     (123,955)      1,256,556       421,867
---------------------------------------------------------------------------------------------------------
Increase in net assets                                            24,508       1,511,046       441,122

Net assets at beginning of period                              1,952,168         441,122            -
---------------------------------------------------------------------------------------------------------
Net assets at end of period                                  $ 1,976,676       1,952,168       441,122
=========================================================================================================



==========================================================================================================
                                                                                  Janus Aspen Series
                                                             ---------------------------------------------

                                                                               Growth
                                                                              Portfolio
                                                               ------------------------------------------
                                                                                              Period from
                                                                                                  May 11,
                                                                 Year ended     Year ended        1994 to
                                                               December 31,   December 31,   December 31,
                                                                       1996           1995           1994
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                   31,388         16,068           (915)
   Net realized gain (loss)                                         132,138         22,274            554
   Unrealized appreciation (depreciation) on investments            144,223        180,762            884
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                   307,749        219,104            523
----------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                      24,787             -              -
   Loan interest                                                     (1,074)            -              -
   Transfers (to) from the general account of
     Life of Virginia:
       Surrenders                                                   (24,314)            -              -
       Loans                                                        (75,374)       (22,537)            -
       Cost of insurance (note 3)                                   (23,158)        (9,297)        (1,892)
       Transfer gain (loss) and transfer fees (note 3)                  435           (777)         1,810
       Transfers (to) from the Guarantee Account (note 1)            65,687          2,500             -
   Interfund transfers                                            1,204,517        471,417        646,782
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions       1,171,506        441,306        646,700
----------------------------------------------------------------------------------------------------------
Increase in net assets                                            1,479,255        660,410        647,223

Net assets at beginning of period                                 1,307,633        647,223             -
----------------------------------------------------------------------------------------------------------
Net assets at end of period                                       2,786,888      1,307,633        647,223
==========================================================================================================




==================================================================================================================================
                                                                                        Janus Aspen Series
                                                             ---------------------------------------------------------------------
                                                                           Worldwide
                                                                            Growth                              Balanced
                                                                           Portfolio                            Portfolio
                                                             ---------------------------------------   --------------------------
                                                                                         Period from                  Period from
                                                                                             May 11,                  October 27,
                                                               Year ended    Year ended      1994 to     Year ended       1995 to
                                                             December 31,  December 31, December 31,   December 31,  December 31,
                                                                     1996          1995         1994           1996          1995
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                 19,102        (5,828)      (2,219)         6,506           172
   Net realized gain (loss)                                       156,316        17,153       (4,342)         3,534             6
   Unrealized appreciation (depreciation) on investments          498,790       203,456       (2,281)        38,227         1,767
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                 674,208       214,781       (8,842)        48,267         1,945
----------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                      (533)           -            -              -             -
   Loan interest                                                   95,498             9           -          53,887            -
   Transfers (to) from the general account of
     Life of Virginia:
       Surrenders                                                 (27,186)       (4,667)          -              -             -
       Loans                                                      (15,174)       (2,293)          -          (1,996)           -
       Cost of insurance (note 3)                                 (34,706)       (8,860)      (1,830)        (3,985)          (54)
       Transfer gain (loss) and transfer fees (note 3)                685         2,987       (1,887)          (851)         (185)
       Transfers (to) from the Guarantee Account (note 1)          43,645            -            -          45,923            -
   Interfund transfers                                          2,870,698       729,507      425,797        457,706        29,856
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions     2,932,927       716,683      422,080        550,684        29,617
----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                          3,607,135       931,464      413,238        598,951        31,562

Net assets at beginning of period                               1,344,702       413,238           -          31,562            -
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                     4,951,837     1,344,702      413,238        630,513        31,562
==================================================================================================================================




=======================================================================================================
                                                                            Janus Aspen Series
                                                             ------------------------------------------
                                                                        Flexible          International
                                                                        Income                   Growth
                                                                       Portfolio              Portfolio
                                                              --------------------------- -------------
                                                                              Period from   Period from
                                                                              November 1,       June 5,
                                                                Year ended        1995 to       1996 to
                                                              December 31,   December 31,  December 31,
                                                                      1996           1995          1996
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                   8,453            171         1,086
   Net realized gain (loss)                                            111             -          2,328
   Unrealized appreciation (depreciation) on investments               585             26        17,399
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                    9,149            197        20,813
-------------------------------------------------------------------------------------------------------
From capital transactions:
   Net premiums                                                        (18)            -             -
   Loan interest                                                        -              -             -
   Transfers (to) from the general account of
     Life of Virginia:
       Surrenders                                                       -              -             -
       Loans                                                        (4,791)            -             -
       Cost of insurance (note 3)                                     (963)           (12)         (958)
       Transfer gain (loss) and transfer fees (note 3)                (200)            17            58
       Transfers (to) from the Guarantee Account (note 1)               -              -         10,500
   Interfund transfers                                             149,346          6,746       359,635
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital transactions        143,374          6,751       369,235
-------------------------------------------------------------------------------------------------------
Increase in net assets                                             152,523          6,948       390,048

Net assets at beginning of period                                    6,948             -             -
-------------------------------------------------------------------------------------------------------
Net assets at end of period                                        159,471          6,948       390,048
=======================================================================================================


See accompanying notes to financial statements.

LIFE OF VIRGINIA SEPARATE ACCOUNT III


Notes to Financial Statements

December 31, 1996

================================================================================

                                                                     (Continued)

     (1)    DESCRIPTION OF ENTITY

            Life of Virginia Separate Account III (the Account) is a separate investment account established in 1986 by The Life Insurance Company of Virginia (Life of Virginia) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for variable life insurance policies issued by Life of Virginia. As of April 1, 1996, Life of Virginia is a wholly-owned subsidiary of GNA Corporation, which is a wholly-owned subsidiary of General Electric Capital Corporation. Prior to April 1, 1996, Life of Virginia was an indirect wholly-owned subsidiary of Aon Corporation (Aon).

            In May 1996, two new investment subdivisions were added to the Account. One of these subdivisions, the International Growth Portfolio, invests solely in a designated portfolio of the Janus Aspen Series, a series type mutual fund. The other new subdivision, the American Leaders Fund II, invests solely in a designated portfolio of the Federated Investors Insurance Series, a series type mutual fund.

            During 1995, nine new investment subdivisions were added to the Account. The Utility Fund II and High Income Bond Fund II each invests solely in a designated portfolio of the Federated Investors Insurance Series, a series type mutual fund. The Contrafund Portfolio invests solely in a designated portfolio of the Variable Insurance Products Fund II, a series type mutual fund. The International Equity Portfolio and the Real Estate Securities Portfolio each invests solely in a designated portfolio of Life of Virginia Series Fund, Inc., a series type mutual fund. The Balanced Portfolio and Flexible Income Portfolio each invests solely in a designated portfolio of the Janus Aspen Series, a series type mutual fund. The Growth and Small Cap Portfolio each invests solely in a designated portfolio of the Alger American Fund, a series type mutual fund.

            In November 1995, six subdivisions were closed to new money. Three of these subdivisions, the Balanced Portfolio, Bond Portfolio, and Growth Portfolio each invests solely in a designated portfolio of the Advisers Management Trust, a series type mutual fund. The fourth and fifth closed subdivisions, the Money Market Portfolio and High Income Portfolio, each invested solely in a designated portfolio of the Variable Insurance Products Fund, a series type mutual fund. The sixth closed subdivision, the Money Fund invests solely in a designated portfolio of the Oppenheimer Variable Account Fund, a series type mutual fund.

            For policies issued after May 1, 1995, some policyowners may transfer cash values between the Account's portfolios and the Guarantee Account that is part of the general account of Life of Virginia. Amounts transferred to the Guarantee Account earn interest at the interest rate effective at the time of such transfer and remain in effect for one year, after which a new rate may be declared.

LIFE OF VIRGINIA SEPARATE ACCOUNT III

Notes to Financial Statements


================================================================================

                                                                     (Continued)

     (2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            INVESTMENTS

            Investments are stated at fair value which is based on the underlying net asset value per share of the respective portfolios or funds. Purchases and sales of investments are recorded on the trade date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last business day in the applicable year or period.

            The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or period ended December 31, 1996, were:

                                                      Cost of          Proceeds
                                                       Shares              from
            Fund/Portfolio                           Acquired       Shares Sold
            -------------------------------------------------------------------

            Life of Virginia Series Fund, Inc.:
            Common Stock Index                   $    912,708           477,638
            Government Securities                     228,599           266,574
            Money Market                           56,524,092        53,915,290
            Total Return                              456,697           287,306
            International Equity                    2,012,953         1,463,920
            Real Estate                               226,443            45,977

            Oppenheimer Variable Account Funds:
            Money                                      53,915           233,107
            Bond                                    1,895,508         1,836,895
            Capital Appreciation                    2,603,890         1,095,400
            Growth                                  1,115,959           548,496
            High Income                             7,773,273         6,034,289
            Multiple Strategies                       662,994           569,954

            Variable Insurance Products Fund:
            Money Market                              417,782         1,538,505
            High Income                               582,750         1,490,705
            Equity-Income                           6,170,969         3,469,216
            Growth                                  5,372,996         3,660,604
            Overseas                               12,186,494        14,348,048

            Variable Insurance Products Fund II:    1,460,459         2,092,244
            Asset Manager                           4,575,331         1,962,384
            Contrafund
            -------------------------------------------------------------------

                                                                (Continued)

LIFE OF VIRGINIA SEPARATE ACCOUNT III

Notes to Financial Statements


=============================================================================

     (2)    CONTINUED


                                                      Cost of       Proceeds
                                                       Shares           from
            Fund/Portfolio                           Acquired    Shares Sold
            ----------------------------------------------------------------

            Advisers Management Trust:
            Balanced                              $   322,175        216,153
            Bond                                      156,718        373,827
            Growth                                     74,239         98,843

            Federated Investors Insurance Series:
            American Leaders                           14,887            122
            Bond                                      631,117         80,376
            Utility                                   291,189        156,576

            Alger American:
            Small Cap                               1,500,032        735,291
            Growth                                  1,662,119        443,299

            Janus Aspen Series:
            Aggressive Growth                       5,417,416      5,544,765
            Growth                                  2,439,232      1,228,818
            Worldwide Growth                        4,008,078      1,076,600
            Balanced                                  658,185        100,536
            Flexible Income                           163,856         11,805
            International Growth                      452,361         82,021
            ----------------------------------------------------------------

            FEDERAL INCOME TAXES

            The Account is not taxed separately because the operations of the Account are part of the total operations of Life of Virginia. Life of Virginia is taxed as a life insurance company under the Internal Revenue Code (the Code). Life of Virginia is included in the General Electric Capital Assurance Company consolidated federal income tax return. The Account will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

            USE OF ESTIMATES

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

LIFE OF VIRGINIA SEPARATE ACCOUNT III

Notes to Financial Statements


================================================================================

     (3)    RELATED PARTY TRANSACTIONS

            The premiums transferred from Life of Virginia to the Account represent gross premiums recorded by Life of Virginia on its variable life insurance policies. During the first ten years following a premium payment, a charge is deducted monthly at an effective annual rate of .50% from the policy cash value to cover distribution expenses and premiums taxes. If a policy is surrendered or lapses during the first nine years, a charge is made by Life of Virginia to cover the expenses of issuing the policy. Subject to certain limitations, the charge generally equals 6% of the premium withdrawn in the first four years, and this charge decreases 1% per year for every year thereafter. A charge equal to the lesser of $25 or 2% of the amount paid on a partial surrender will be made to compensate Life of Virginia for the costs incurred in connection with the partial surrender.

            A charge based on the policy specified amount of insurance, death benefit option, cash values, duration, the insured's sex, issue age and risk class, is deducted from the policy cash values each month to compensate Life of Virginia for the cost of insurance. In addition, Life of Virginia charges the Account for the mortality and expense risk that Life of Virginia assumes. This charge is deducted daily and equals the effective annual rate of .90% of the net assets of the Account. Life of Virginia also charges the Account for certain administrative charges which are deducted daily and equal the effective annual rate of .40% of the net assets of the Account.

            Gains or losses resulting from the processing time between the crediting of an initial net premium and the investment of that premium are charged to Life of Virginia. In addition, any such gain or loss resulting from the processing time between a request for policy surrender and the sale of the underlying shares is also charged to Life of Virginia.

            Life of Virginia Series Fund, Inc. (the Fund) is an open-end diversified management investment company whose shares are sold to Life of Virginia's Separate Accounts.

            Forth Financial Securities Corporation (FFSC), a wholly-owned subsidiary of GNA Corporation, acts as principal underwriter (as defined in The Investment Company Act of 1940) of the Account's policies pursuant to an agreement with Life of Virginia.

            Aon Advisors, Inc. (Investment Advisor), a wholly-owned subsidiary of Aon, serves as investment advisor to the Fund and provides portfolio management, investment advice, and related administrative services for the Fund. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .35% for the Common Stock Index Portfolio, .50% for the Government Securities, Money Market and Total Return Portfolios, 1.00% for the International Equity Portfolio and .85% for the Real Estate Securities Portfolio. Effective July 1, 1994, the investment advisor agreed to waive a portion of the advisory fee for the Money Market portfolio such that the effective annual rate is .10%.

            Certain officers and directors of Life of Virginia are also officers and directors of FFSC and the Fund.

================================================================================

[logo]




                   THE LIFE INSURANCE COMPANY OF
                   VIRGINIA AND SUBSIDIARIES

                   CONSOLIDATED FINANCIAL STATEMENTS

                   DECEMBER 31, 1996, 1995, AND 1994

                   (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                         [KPMG PEAT MARWICK LETTERHEAD]


Suite 1900
1021 East Cary Street
Richmond, VA 23219-4023


                          INDEPENDENT AUDITORS' REPORT


Board of Directors
The Life Insurance Company of Virginia


We have audited the accompanying consolidated balance sheets of The Life Insurance Company of Virginia (an indirect wholly-owned subsidiary of General Electric Capital Corporation) and subsidiaries as of December 31, 1996, and the related consolidated statements of income, stockholders' equity, and cash flows for the nine months ended December 31, 1996. We have also audited the preacquisition statements of income, stockholders' equity and cash flows for the three months ended March 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying financial statements of the Life Insurance Company of Virginia as of and for the years ended December 31, 1995 and 1994, were audited by other auditors whose report, dated February 8, 1996 on those financial statements included an explanatory paragraph that described the change in the company's method of accounting for certain investments.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Life Insurance Company of Virginia and subsidiaries as of December 31, 1996, and the results of their operations and their cash flows for the nine month period ended December 31, 1996 and the preacquisition three month period ended March 31, 1996 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, effective April 1, 1996, General Electric Capital Corporation acquired all of the outstanding stock of The Life Insurance Company of Virginia in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.


                                                  /s/ KPMG PEAT MARWICK LLP

January 15, 1997

                         Report of Independent Auditors

Board of Directors
The Life Insurance Company of Virginia


We have audited the accompanying consolidated statement of financial position of The Life Insurance Company of Virginia and subsidiaries as of December 31, 1995, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Life Insurance Company of Virginia and subsidiaries at December 31, 1995, and the consolidated results of their operations and their cash flows for each of the two years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in Notes 1 and 2, the Company changed its method of accounting for certain investments in 1994.


                                        /s/ Ernst & Young LLP
Richmond, Virginia
February 8, 1996

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES

Consolidated Balance Sheets

December 31, 1996 and 1995
(in millions)


--------------------------------------------------------------------------------------------------------------------
                                                                                                    Preacquisition
ASSETS                                                                                    1996                1995
--------------------------------------------------------------------------------------------------------------------
Investments:
    Fixed maturities:
       Available for sale - at fair value; (amortized cost:
            December 31, 1996 - $5,102.2; 1995 - $4,267.2)                    $          5,142.7             4,411.0
    Equity securities - at fair value
       Common stocks (cost:  December 31, 1996 - $31.6; 1995 - $31.5)                       34.7                35.4
       Preferred stocks (cost:  December 31, 1996 - $123.5; 1995 - $102.2)                 130.8               121.5
    Mortgage loans on real estate (net of reserve for losses:
       December 31, 1996 - $20.8; 1995 - $23.6)                                            585.4               592.5
    Real estate (net of accumulated depreciation:  December 31, 1996 -
       $4.4; 1995 - $5.6)                                                                   19.4                36.6
    Policy loans                                                                           179.5               151.7
    Short-term investments                                                                  42.4                81.7
--------------------------------------------------------------------------------------------------------------------

Total investments                                                                        6,134.9             5,430.4
--------------------------------------------------------------------------------------------------------------------
Cash                                                                                         6.4                 1.6
Receivables:
    Premiums and other                                                                      21.0                13.5
    Accrued investment income                                                              116.6                72.3
    Receivable from affiliates, net                                                          -                 558.4
--------------------------------------------------------------------------------------------------------------------
Total receivables                                                                          137.6               644.2

Deferred policy acquisition costs                                                           70.3               363.9

Goodwill (net of accumulated amortization:  December 31, 1996 - $5.0)                      125.4                 -

Present value of future profits
    (net of accumulated amortization:  December 31, 1996 - $45.2;                          419.2                32.6
    1995 - $32.5)

Property and equipment at cost
    (net of accumulated depreciation:  December 31, 1996 - $1.7;                             1.7                 3.7
    1995 - $18.4)

Deferred income tax benefit                                                                 72.9                 -

Other assets                                                                                12.3                65.9

Assets held in separate accounts                                                         2,762.7             2,019.6
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                             9,743.4             8,561.9
--------------------------------------------------------------------------------------------------------------------

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES

December 31, 1996 and 1995
(in millions, except share data)


--------------------------------------------------------------------------------------------------------------------
                                                                                                    Preacquisition
LIABILITIES AND STOCKHOLDERS' EQUITY                                                      1996                1995
--------------------------------------------------------------------------------------------------------------------
Policy liabilities:
    Future policy benefits                                                    $            518.3               472.4
    Policy and contract claims                                                              69.1                31.7
    Unearned and advance premiums                                                            0.1                 0.3
    Other policyholder funds                                                             5,094.4             5,013.9
--------------------------------------------------------------------------------------------------------------------

Total policy liabilities                                                                 5,681.9             5,518.3

General liabilities:
    Payable to affiliate, net                                                                8.8                 -
    Commissions and general expenses                                                        46.8                12.8
    Current income taxes                                                                    45.4                 9.5
    Deferred income taxes                                                                    -                  75.5
    Other liabilities                                                                      192.2               104.3
    Liabilities related to separate accounts                                             2,762.7             2,019.6
--------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                        8,737.8             7,740.0
--------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENT LIABILITIES
--------------------------------------------------------------------------------------------------------------------

Stockholders' equity:
    Common stock - $1,000 par value:
       Authorized, issued and outstanding:  4,000 shares                                     4.0                 4.0
    Paid-in additional capital                                                             928.1               749.1
    Net unrealized investment gains                                                         19.4               103.1
    Retained earnings (deficit)                                                             54.1               (34.3)
--------------------------------------------------------------------------------------------------------------------

Total stockholders' equity                                                               1,005.6               821.9
--------------------------------------------------------------------------------------------------------------------

Total liabilities and stockholders' equity                                               9,743.4             8,561.9
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES

Consolidated Statements of Income

For the periods from April 1, 1996 to December 31, 1996 and from January 1, 1996 to March 31, 1996, and the years ended December 31, 1995 and 1994 (in millions)



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Preacquisition
                                                                              -----------------------------------------------
                                                                 Nine months   Three months
                                                                       ended          ended         Year ended   Year ended
                                                                December 31,      March 31,       December 31,  December 31,
                                                                        1996           1996               1995          1994
-----------------------------------------------------------------------------------------------------------------------------
REVENUE
    Premiums and policy fees                                 $          154.7          92.4              179.3         218.8
    Separate account fees                                                23.1           5.9               17.7          11.3
    Net investment income (note 2)                                      334.4         112.0              402.1         490.6
    Realized investment gains (losses) (note 2)                           6.0           9.0              (76.5)        (25.8)
    Other income                                                          0.6           1.0                2.8           8.5
-----------------------------------------------------------------------------------------------------------------------------

Total revenue earned                                                    518.8         220.3              525.4         703.4
-----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
    Benefits to policyholders                                           326.4         166.0              372.9         477.1
    Commissions and general expenses                                     53.2          28.8               43.7          75.7
    Amortization of intangibles                                          50.1           0.6                3.2           5.1
    Amortization of deferred policy acquisition costs                     3.2           6.0               39.3          57.1
-----------------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                             432.9         201.4              459.1         615.0

INCOME BEFORE INCOME TAX                                                 85.9          18.9               66.3          88.4
    Provision for income tax (note 3)
       Current expense (benefit)                                         39.7          (3.8)              37.9          21.0
       Deferred expense (benefit)                                        (7.9)         10.8              (10.8)         (5.7)
-----------------------------------------------------------------------------------------------------------------------------

                                                                         31.8           7.0               27.1          15.3

NET INCOME (LOSS)                                            $           54.1          11.9               39.2          73.1
-----------------------------------------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES

Consolidated Statements of Stockholders' Equity

For the periods from April 1, 1996 to December 31, 1996 and from January 1, 1996 to March 31, 1996, and the years ended December 31, 1995 and 1994 (in millions)


-------------------------------------------------------------------------------------------------------------------
                                                                                              Preacquisition
                                                                     ----------------------------------------------
                                                        Nine months   Three months
                                                              ended          ended       Year ended     Year ended
                                                       December 31,      March 31,     December 31,   December 31,
                                                               1996           1996             1995           1994
-------------------------------------------------------------------------------------------------------------------
COMMON STOCK
    $1,000 par value common stock, authorized,
       issued and outstanding 4,000 in 1996,
       1995 and 1994)
    Balance at beginning and end of period              $       4.0            4.0                4.0          4.0

PAID-IN ADDITIONAL CAPITAL
    Balance at beginning of period                            818.4          749.1              704.1        704.1
       Adjustment to reflect purchase method (note 1)         109.7            -                  -            -
       Capital contribution from parent (notes 4, 7)            -             69.3               45.0          -
-------------------------------------------------------------------------------------------------------------------

Balance at end of period                                      928.1          818.4              749.1        704.1

NET UNREALIZED INVESTMENT GAINS (LOSSES)
    Balance at beginning of period                             11.9          103.1              (97.5)        23.6
       Adjustment to reflect purchase method
           (note 1)                                           (11.9)           -                  -            -
       Effect of change in accounting principles
           at January 1 (note 2)                                -              -                  -           25.1
       Net unrealized investment gains (losses)                19.4          (91.2)             200.6       (146.2)
-------------------------------------------------------------------------------------------------------------------

Balance at end of period                                       19.4           11.9              103.1        (97.5)

NET FOREIGN EXCHANGE GAINS (LOSSES)
    Balance at beginning of period                              -              -                 (3.0)        (2.3)
       Net foreign exchange gains (losses)                      -              -                  3.0         (0.7)
-------------------------------------------------------------------------------------------------------------------

Balance at end of period                                        -              -                  -           (3.0)

RETAINED EARNINGS (DEFICIT)
    Balance at beginning of period                            (22.4)         (34.3)             159.8        126.7
       Adjustment to reflect purchase method
           (note 1)                                            22.4            -                  -            -
       Net income                                              54.1           11.9               39.2         73.1
       Dividends to stockholder                                 -              -                (40.0)       (40.0)
       Stock dividend to affiliate (note 7)                     -              -               (193.3)         -
-------------------------------------------------------------------------------------------------------------------

Balance at end of period                                       54.1          (22.4)             (34.3)       159.8
-------------------------------------------------------------------------------------------------------------------

Stockholders' equity at end of period                   $   1,005.6          811.9              821.9        767.4
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES

Consolidated Statements of Cash Flows

For the periods from April 1, 1996 to December 31, 1996 and from January 1, 1996 to March 31, 1996, and the years ended December 31, 1995 and 1994 (in millions)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Preacquisition
                                                                                        -------------------------------------------
                                                                           Nine months  Three months
                                                                                 ended         ended       Year ended    Year ended
                                                                          December 31,     March 31,     December 31,  December 31,
                                                                                  1996          1996             1995          1994
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income (loss)                                                       $     54.1          11.9             39.2          73.1
    Adjustments to reconcile net income to cash provided by
       (used in) operating activities:
           Change in policy liabilities                                           53.5         (32.8)           114.2         331.4
           Change in accrued investment income                                   (37.6)          4.1             (2.1)          1.8
           Deferred policy acquisition costs                                     (74.9)        (22.2)           (76.1)        (91.8)
           Amortization of deferred policy acquisition costs                       3.2           6.0             39.3          57.1
           Amortization of intangibles                                            50.1           0.6              3.2           5.1
           Other amortization and depreciation                                     7.3           1.4             (1.2)          2.3
           Premiums and operating receivables, commissions and general
              expenses, income taxes, other assets and other liabilities          77.8          22.9            (65.7)       (139.7)
           Realized investment (gains) losses                                     (6.0)         (9.0)            76.5          25.8
-----------------------------------------------------------------------------------------------------------------------------------

Cash provided by (used in) operating activities                                  127.5         (17.1)           127.3         265.1
-----------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
    Sale (purchase) of short-term investments - net                               49.4         (10.1)           (18.8)         (0.3)
    Sale or maturity of investments
       Fixed maturities - held to maturity:
           Maturities                                                              -             -                3.9          50.8
           Calls and prepayments                                                   -             -               60.9         727.5
           Sales                                                                   -             -                -             -
       Fixed maturities - available for sale
           Maturities                                                            201.5          46.1             35.0          50.4
           Calls and prepayments                                                 353.5         101.0             58.6         269.1
           Sales                                                                 452.0         115.8          1,700.3         444.7
       All other investments                                                     177.3          44.9            124.6         231.1
    Purchase of investments:
       Fixed maturities - held to maturity                                         -             -                -          (734.0)
       Fixed maturities - available for sale                                  (1,279.5)       (144.1)        (1,950.7)     (1,018.5)
       All other investments                                                     (39.5)        (65.5)          (183.5)       (357.1)
    Sale (purchase) of property and equipment                                      -            (0.2)            (0.8)         (1.8)
-----------------------------------------------------------------------------------------------------------------------------------

Cash provided by (used in) investing activities                                  (85.3)         87.9           (170.5)       (338.1)

Cash flows from financing activities:
    Capital contribution                                                           -             2.8              -             -
    Cash dividends to stockholder                                                  -           (40.0)            (6.0)        (20.0)
    Change in cash overdrafts                                                    (12.7)         28.8              -             -
    Interest sensitive life, annuity and investment contract deposits          1,275.4         301.9          1,059.5       1,455.5
    Interest sensitive life, annuity and investment contract withdrawals      (1,305.6)       (358.8)        (1,031.7)     (1,362.6)
-----------------------------------------------------------------------------------------------------------------------------------

Cash provided by (used in) financing activities                                  (42.9)        (65.3)            21.8          72.9
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash                                                       (0.7)          5.5            (21.4)         (0.1)
Cash at beginning of period                                                        7.1           1.6             23.0          23.1
-----------------------------------------------------------------------------------------------------------------------------------

Cash at end of period                                                       $      6.4           7.1              1.6          23.0
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.
                                       6

THE LIFE INSURANCE COMPANY OF VIRGINIA & SUBSIDIARIES


Notes to Consolidated Financial Statements

December 31, 1996


===============================================================================



(1)    SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES AND PRACTICES

       BASIS OF PRESENTATION

       The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles
       (GAAP) and include the accounts of The Life Insurance Company of Virginia and its subsidiaries ("Life of Virginia" or "Company"). Subsidiaries include Globe Life Insurance Company and Assigned Settlements Inc. at December 31, 1994 and only Assigned Settlements Inc. at December 31, 1996 and 1995. All material intercompany accounts and transactions have been eliminated.

       Prior to April 1, 1996 Combined Insurance Company of America ("CICA") owned 100% or 4,000 shares of Life of Virginia. CICA is a wholly-owned subsidiary of AON Corporation (AON). On April 1, 1996, CICA sold 100% of the issued and outstanding shares of Life of Virginia to General Electric Capital Corporation ("GE Capital"). Immediately thereafter, 80% was contributed to General Electric Capital Assurance Company (the "Parent"). On December 31, 1996, the remaining 20% was contributed to General Electric Life Insurance Group, Inc. ("GELIC").

       Life of Virginia primarily sells variable annuities and universal life insurance to customers throughout most of the United States. Life of Virginia distributes variable annuities primarily through stockbrokers and universal life insurance primarily through career agents and independent brokers. Life of Virginia is also engaged in the sale of traditional individual and group life products and guaranteed investment contracts. Approximately 34%, 43% and 46% of premium and annuity consideration collected, in 1996, 1995, and 1994, respectively, came from customers residing in the South Atlantic region of the United States.

       Although the Company markets its products through numerous distributors, approximately 21.2% and 13.8% of the Company's sales in 1996 and 1995, respectively, have been through two specific national stockbrokers. Loss of all or a substantial portion of the business provided by these stockbrokers could have a material adverse effect on the business and operations of the Company. The Company does not believe, however, that the loss of such business would have a long-term adverse effect because of the Company's competitive position in the marketplace and the availability of business from other distributors.

       Certain 1995 and 1994 amounts have been reclassified to conform to 1996 presentation.

       PURCHASE ACCOUNTING METHOD

       Upon acquisition of Life of Virginia by GE Capital, Life of Virginia restated its financial statements in accordance with the purchase method of accounting which allocates the net purchase price for Life of Virginia and its subsidiaries of $932.1 million according to the fair values of the acquired assets and liabilities, including the estimated present value of future profits. These allocated values were dependent upon policies in force and market conditions at the time of closing.
                                                               (Continued)
                                       7

============================================================================


(1)    CONTINUED

       These allocations are summarized below:

(In millions)                                                  April 1, 1996
----------------------------------------------------------------------------

Assets acquired:
      Cash and investments (including mortgages)              $      6,006.2
      Goodwill                                                         130.3
      Present value of future profits                                  484.1
      Assets held in separate accounts                               2,096.6
      Other assets                                                     194.2
-------------------------------------------------------------------------------

Total                                                         $      8,911.4
-------------------------------------------------------------------------------

Liabilities assumed:
      Policyholder liabilities                                $      5,658.7
      Other liabilities                                                224.0
      Liabilities related to separate accounts                       2,096.6
-------------------------------------------------------------------------------

Total                                                                7,979.3
-------------------------------------------------------------------------------

Adjusted purchase price                                       $        932.1
-------------------------------------------------------------------------------

       In addition to revaluing all material tangible assets and liabilities to their respective estimated market values as of the closing date of the sale, Life of Virginia also recorded in its financial statements the excess of cost over fair value of net assets acquired (goodwill) as well as the present value of future profits to be derived from the purchased business. These amounts were determined in accordance with the purchase method of accounting. This new basis of accounting resulted in an increase in stockholders' equity of $120.2 million in 1996 reflecting the application of the purchase method of accounting. The Company's consolidated financial statements subsequent to April 1, 1996 reflect this new basis of accounting.

       All amounts for periods ended before April 1, 1996 are labeled "Preacquisition" and are based on the preacquisition historical costs in accordance with generally accepted accounting principles. The periods ending after such date are based on fair values at April 1, 1996 and subsequent costs in accordance with the purchase method of accounting.

       PRESENT VALUE OF FUTURE PROFITS

       As of April 1, 1996 Life of Virginia established an intangible asset which represents the "present value of future profits" (PVFP). PVFP reflects the estimated fair value of the Company's life insurance business in-force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies discounted at a rate of 15%, the rate of return required by the Parent to invest in the business being acquired.
                                                      (Continued)
                                       8

(1)    CONTINUED

       PVFP is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits. The estimated gross profit streams are periodically reevaluated and the unamortized balance of PVFP adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied since inception. The amortization period is the remaining life of the policies, which ranges from 10 to 30 years from the date of original policy issue. Based on current assumptions, net amortization of the PVFP asset, expressed as a percentage, is projected to be 13.3%, 12.1%, 10.9%, 9.7% and 8.3% for the years ended December 31, 1997 through 2001, respectively. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results.

       Prior to April 1, 1996, Life of Virginia's PVFP was calculated in a similar manner as the PVFP discussed above and related to policies in-force on April 30, 1986, the date the Company was acquired by Aon. Under purchase accounting this PVFP was removed.

       The projected ending balance of PVFP will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolios. Such adjustments are not recorded in the Company's net income but rather as a credit or charge to stockholders' equity, net of income tax. The components of PVFP are as follows:

                                                                                          Preacquisition
                                                                -------------------------------------------------
                                                    Nine months    Three months
                                                       ended             ended         Year ended,    Year ended
                                                   December 31,      March 31,        December 31,  December 31,
(millions)                                              1996              1996             1995             1994
-----------------------------------------------------------------------------------------------------------------
PVFP - beginning of period                 $               -                32.6             48.6           53.7
Adjustment related to the purchase
    method of accounting                                 484.0               -                -              -
Interest added                                            22.4               0.5              2.1            3.2
Gross amortization, excluding interest                   (67.5)             (1.1)            (5.3)          (8.3)
Dividend of Globe Life Insurance
    Company (note 7)                                       -                 -              (12.8)           -
PVFP attributable to unrealized gains                    (19.7)              -                -              -
-----------------------------------------------------------------------------------------------------------------

PVFP - end of period                       $             419.2              32.0             32.6           48.6
-----------------------------------------------------------------------------------------------------------------




       GOODWILL

       Under the purchase method of accounting, the excess of purchase price over the fair value of assets and liabilities acquired and PVFP is established as an asset and referred to as "goodwill." The Company has elected to amortize goodwill on the straight line basis over a 20 year period.
                                                      (Continued)
                                       9

(1)    CONTINUED

       The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determined that goodwill was not recoverable it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1996, the Company believes that no such adjustment is necessary.

       ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred acquisition costs, PVFP, future life policy benefits, provisions for real estate-related losses and related reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

       DEFERRED TAX ASSETS AND LIABILITIES

       Pursuant to the acquisition on April 1, 1996, GE Capital, the Company's ultimate parent, and Aon Corporation, the Company's previous ultimate parent, agreed to file an election to treat the acquisition of Life of Virginia as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of that election, the tax basis of the Company's assets as of the date of acquisition were revalued based upon fair market values. The principal effect of the election was to establish a tax basis of intangibles of approximately $348 million for the value of the business acquired that is amortizable for tax purposes over 10-15 years.

       Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

       RECOGNITION OF PREMIUM REVENUE AND RELATED EXPENSES

       For universal life-type and investment products, generally there is no requirement for payment of premium other than to maintain account values at a level sufficient to pay mortality and expense charges. Consequently, premiums for universal life-type policies and investment products are not reported as revenue, but as deposits. Policy fee revenue for universal life-type policies and investment products consists of charges for the cost of insurance, policy administration, and surrenders assessed during the period. Expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

                                                       (Continued)
                                       10

(1)    CONTINUED

       In general, for accident and health products, premiums collected are reported as earned proportionately over the period covered by the policies. For all other life products, premiums are recognized as revenue when due. Benefits and related expenses associated with the premium revenues are charged to expense proportionately over the lives of the policies through a provision for future policy benefit liabilities and through deferral and amortization of deferred policy acquisition costs.

       REINSURANCE

       Reinsurance premiums, commissions, and expense reimbursements on reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits. Expense reimbursements received in connection with reinsurance ceded have been accounted for as a reduction of the related policy acquisition costs or, to the extent such reimbursements exceed the related acquisition costs, as other revenue. All reinsurance receivables and prepaid reinsurance premium amounts are reported as assets.

       INVESTMENTS

       Fixed maturities are carried at fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity that are included in net investment income. Included in fixed maturities are investments in collateralized mortgage obligations ("CMOs"). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments and included in net investment income. Prepayment assumptions are obtained from dealer surveys. The retrospective adjustment method is used to adjust for prepayment activity.

       Short-term investments are carried at amortized cost which approximates market value. Equity securities are valued at fair value. Mortgage loans are carried at their unpaid balance, net of unamortized discounts and reserves. Real estate is carried generally at cost less accumulated depreciation. Policy loans are carried at unpaid principal balance. Other long-term investments are carried generally at cost.

       Realized investment gains or losses are computed using specific costs of securities sold. Unrealized gains and temporary unrealized losses on fixed maturities available for sale and equity securities are excluded from income and are recorded directly to stockholders' equity, net of related deferred income taxes and adjustments to amortization of deferred policy acquisition costs and present value of future profits.

                                                       (Continued)

(1)    CONTINUED

       Investments that have declines in fair value below cost, that are judged to be other than temporary, are written down to estimated fair values and reported as realized investment losses. Additionally, reserves for mortgage loans and certain other long-term investments are established based on an evaluation of the respective investment portfolio, past credit loss experience, and current economic conditions. Writedowns and the change in reserves are included in realized investment gains and losses in the statements of income. In general, the Company ceases to accrue investment income when interest or dividend payments are in arrears.

       Life of Virginia measures "impaired" loans at the present value of the loans discounted cash flow using the effective interest rate of the original loan as the discount rate. Impaired loans are loans for which it is probable that the Company will be unable to collect all amounts due according to terms of the original contractual terms of the loan agreement. This definition includes, among other things, leases, or larger groups of small-homogenous loans, and therefore applies principally to the Company's commercial loans.

       Accounting policies relating to interest rate swaps are discussed in
       Note 9.

       DEFERRED POLICY ACQUISITION COSTS

       Costs of acquiring new business, principally commissions, underwriting and sales expenses that vary with and are primarily related to the production of new business, are deferred. For non-universal life-type products, amortization of deferred acquisition costs are related to and based on the present value of expected premium revenues on the policies. Periodically amortization is adjusted to reflect current withdrawal experience. Expected premium revenues are estimated by using the same assumptions used in estimating future policy benefits.

       Deferred policy acquisition costs related to universal life-type policies and investment products are amortized in relation to the present value of expected gross profits on the policies. Such amortization is adjusted periodically to reflect differences in actual and assumed gross profits.

       To the extent that unrealized gains or losses on available for sale securities would result in an adjustment to deferred policy acquisition costs amortization, had those gains or losses actually been realized, the related deferred policy acquisition cost adjustments are recorded along with the unrealized gains or losses included in stockholders' equity with no effect on net income.

                                                       (Continued)
                                       12

(1)    CONTINUED

       The components of deferred acquisition costs are as follows:

                                                                                           Preacquisition
                                                                 ---------------------------------------------------
                                                     Nine months   Three months
                                                        ended             ended          Year ended    Year ended
                                                    December 31,      March 31,        December 31,  December 31,
(millions)                                               1996              1996             1995             1994
--------------------------------------------------------------------------------------------------------------------
Deferred acquisition costs -                $               -               363.9            388.1            413.2
    beginning of period
Commissions and expenses deferred                          74.9              22.2             76.1            108.8
Amortization                                               (3.2)             (6.0)           (39.3)           (57.1)
Credit Life and Health cession (note 4)                     -                 -                -             (107.0)
Dividend of Globe Life Insurance
    Company (note 7)                                        -                 -              (22.8)             -
Deferred acquisition costs attributable
    to unrealized gains (losses)                           (1.4)             17.9            (38.2)            30.2
--------------------------------------------------------------------------------------------------------------------

Deferred acquisition costs - end of period  $              70.3             398.0            363.9            388.1
--------------------------------------------------------------------------------------------------------------------




       PROPERTY AND EQUIPMENT

       Property and equipment are generally depreciated using the straight- line method over their estimated useful lives. As a result of purchase accounting fully depreciated property and equipment were removed.

       FAIR VALUE OF FINANCIAL INSTRUMENTS

       The following methods and assumptions were used to estimate fair values for financial instruments. The carrying amounts in the consolidated statements of financial position for cash and short-term investments approximate their fair values. Fair values for fixed maturity securities and equity securities are based on quoted market prices or, if they are not actively traded, on estimated values obtained from independent pricing services or in the case of private placements, are estimated by discounted expected future cash flows using a current market rate applicable to the yield credit quality, call features and maturity of the investments, as applicable. The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Fair values of derivatives are based on quoted prices for exchange-traded instruments or the cost to terminate or offset with other contracts.

       Fair values for liabilities for investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                                                       (Continued)
                                       13

(1)    CONTINUED

       SEPARATE ACCOUNT BUSINESS

       The assets and liabilities of the separate accounts represent designated funds of group pension, variable life and annuity policyholders and are not guaranteed or supported by other general investments of the Company. The Company earns mortality and expense risk fees from the separate accounts and assesses withdrawal charges in the event of early withdrawals. The assets are carried at fair value and are offset by liabilities that represent such policyholders' equity in those assets. The net investment income generated from these assets is not included in the consolidated statements of income.

       The Company has periodically transferred capital to the separate accounts to provide for the initial purchase of investments in the new portfolios. As of December 31, 1996, approximately $29.3 million of the Company's common stock investment related to its capital investments in the separate accounts.

       FUTURE POLICY BENEFIT LIABILITIES AND UNEARNED PREMIUMS AND POLICY AND CONTRACT CLAIMS

       Future policy benefit liabilities on non-universal life-type and accident and health products have been provided on the net level premium method. The liabilities are calculated based on assumptions as to investment yield, mortality, morbidity and withdrawal rates that were determined at the date of issue or acquisition of Life of Virginia by the Parent, and provide for possible adverse deviations. Interest assumptions are graded and range from 7.4% to 6.5%.

       Withdrawal assumptions are based principally on experience and vary by plan, year of issue, and duration.

       Policyholder liabilities on universal life-type and investment products are generally based on policy account values. Interest crediting rates for these products range from 8.6% to 4.5%.

       Unearned premiums generally are calculated using the pro rata method based on gross premiums. However, in the case of credit life and credit accident and health, the unearned premiums are calculated such that the premiums are earned over the period of risk in a reasonable relationship to anticipated claims.

       Policy and contract claim liabilities represent estimates for reported claims, as well as provisions for losses incurred, but not yet reported. These claim liabilities are based on historical experience and are estimates of the ultimate amount to be paid when the claims are settled. Changes in the estimated liability are reflected in income as the estimates are revised.

                                                     (Continued)
                                       14

(1)    CONTINUED

       FOREIGN CURRENCY TRANSLATION

       Foreign revenues and expenses are translated at average exchange rates. Foreign assets and liabilities are translated at year-end exchange rates. Unrealized foreign exchange gains or losses on translation are generally reported in stockholders' equity. No tax effect was taken into consideration for unrealized losses.


(2)    INVESTED ASSETS AND RELATED INCOME

       Under purchase accounting, the market value of Life of Virginia's fixed maturity investments as of April 1, 1996, became Life of Virginia's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of April 1, 1996, the market value of Life of Virginia's fixed maturity investments was approximately $37.4 million lower than original amortized cost.

       The Company's investments in debt and equity securities are considered available for sale and are carried at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of stockholders' equity. The carrying value and amortized cost of investments at December 31, 1996 and 1995 were as follows:

                                                                                         December 31, 1996
                                                 ----------------- --------------------------------------------------

                                                                           Gross            Gross
                                                        Amortized        Unrealized       Unrealized          Fair
(millions)                                                Cost             Gains           Losses            Value
---------------------------------------------------------------------------------------------------------------------
Available for sale:
      U.S. government and agencies            $             65.5               2.1              -               67.6
      States and political subdivisions                      2.1               -                -                2.1
      Foreign governments                                  178.2               5.6              -              183.8
      Corporate securities                               3,092.1              29.0            (19.6)         3,101.5
      Mortgage-backed securities                         1,764.3              29.7             (6.3)         1,787.7
---------------------------------------------------------------------------------------------------------------------

Total fixed maturities                                   5,102.2              66.4            (25.9)         5,142.7

Total equity securities                                    155.1              11.2             (0.8)           165.5
---------------------------------------------------------------------------------------------------------------------

Total available for sale                      $          5,257.3              77.6            (26.7)         5,308.2
---------------------------------------------------------------------------------------------------------------------

                                                       (Continued)
                                       15

(2)    CONTINUED

                                                                                   Preacquisition
                                                 ----------------- --------------------------------------------------
                                                                                         December 31, 1995
                                                 --------------------------------------------------------------------

                                                                           Gross            Gross
                                                        Amortized        Unrealized       Unrealized          Fair
(millions)                                                Cost             Gains           Losses            Value
---------------------------------------------------------------------------------------------------------------------
Available for sale:
      U.S. government and agencies            $             60.7               1.5              -               62.2
      States and political subdivisions                      2.2               0.2              -                2.4
      Foreign governments                                   18.6               0.6              -               19.2
      Corporate securities                               2,478.6             140.2             (9.9)         2,608.9
      Mortgage-backed securities                         1,596.3              19.6            (16.9)         1,599.0
      Other fixed maturities                               110.8               8.5              -              119.3
---------------------------------------------------------------------------------------------------------------------

Total fixed maturities                                   4,267.2             170.6            (26.8)         4,411.0

Total equity securities                                    133.7              26.2             (3.0)           156.9
---------------------------------------------------------------------------------------------------------------------

Total available for sale                      $          4,400.9             196.8            (29.8)         4,567.9
---------------------------------------------------------------------------------------------------------------------


       The amortized cost and fair value of fixed maturities, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                December 31, 1996
                                                                         ---------------------------------------------
                                                                                    Amortized                  Fair
(millions)                                                                               Cost                 Value
----------------------------------------------------------------------------------------------------------------------
Due in one year or less                                              $                     82.1                  82.5
Due after one year through five years                                                     961.8                 902.8
Due after five years through ten years                                                  1,626.5               1,671.5
Due after ten years                                                                       667.5                 698.2
Mortgage-backed securities                                                              1,764.3               1,787.7
----------------------------------------------------------------------------------------------------------------------

                                                                     $                  5,102.2               5,142.7
----------------------------------------------------------------------------------------------------------------------


       The cumulative effect on January 1, 1994 of adopting Statement No. 115 increased stockholders equity by $25.1 million (net of adjustments to deferred policy acquisition costs of $14.0 million and deferred income taxes of $20.2 million) to reflect the net unrealized fixed maturities holding gains on securities previously carried at amortized cost; there was no effect on net income as a result of the adoption.

                                                       (Continued)
                                       16

(2)    CONTINUED

       On November 30, 1995, Life of Virginia reclassified all held to maturity securities to available for sale. The amortized cost and related unrealized gains for the securities reclassified was $2,698.3 million and $50.9 million, respectively.

       Securities on deposit for regulatory authorities as required by law amounted to $4.5 million at December 31, 1996 and 1995.

       Life of Virginia had $12.6 million and $34.2 million of non-income producing investments on December 31, 1996 and December 31, 1995, respectively.

       Life of Virginia's "impaired" loans consist of loans requiring allowances for loan losses of .2 and 12.2 as of December 31, 1996 and 1995, respectively. Interest income earned on these loans while they were considered impaired was 1.2 and 5.5 as of December 31, 1996 and 1995, respectively.

       Life of Virginia's mortgage and real estate portfolio is distributed by geographic location and type. However, Life of Virginia has concentration exposures in certain regions and in certain types as shown in the following two tables.

       Geographic distribution as of December 31, 1996:

                                                                                   Mortgage          Real estate
-------------------------------------------------------------------------- ----------------------------------------
South Atlantic                                                                           48.3%                75.2%
East North Central                                                                       14.6%                 1.4%
Mountain                                                                                 12.7%                 -
West South Central                                                                       11.2%                 -
Pacific                                                                                   7.3%                 8.1%
Middle Atlantic                                                                           4.5%                15.3%
East South Central                                                                        1.4%                 -
-------------------------------------------------------------------------------------------------------------------

Total                                                                                   100.0%               100.0%
-------------------------------------------------------------------------------------------------------------------

                                                       (Continued)
                                       17

(2)    CONTINUED

       Type distribution as of December 31, 1996:

                                                                                   Mortgage          Real estate
-------------------------------------------------------------------------- ----------------------------------------
Office building                                                                          23.7%                66.4%
Retail                                                                                   22.8%                18.4%
Industrial                                                                               21.9%                 -
Apartments                                                                               19.2%                 -
Other commercial                                                                          8.2%                15.2%
Hotel/motel                                                                               4.2%                 -
-------------------------------------------------------------------------------------------------------------------

Total                                                                                   100.0%               100.0%
-------------------------------------------------------------------------------------------------------------------





       The components of net unrealized investment gains (losses) are as follows:

                                                                                    Preacquisition
                                                                    ---------------------------------------------------
                                                        Nine months    Three months
                                                           ended             ended          Year ended    Year ended
                                                       December 31,      March 31,        December 31,  December 31,
(millions)                                                  1996              1996             1995             1994
-----------------------------------------------------------------------------------------------------------------------
Gross unrealized investment gains (losses)
    Fixed maturities available for sale         $             40.5               2.8            143.8           (154.9)
    Equity securities                                         10.4               5.8             23.2             (2.9)
PVFP                                                         (19.7)              -                -                -
Deferred policy acquisition costs                             (1.4)              9.9             (8.0)            30.2
-----------------------------------------------------------------------------------------------------------------------

Net unrealized before deferred tax              $             29.8              18.5            159.0           (127.6)
Unrealized income tax benefit (expense)                      (10.4)             (6.6)           (55.9)            30.1
-----------------------------------------------------------------------------------------------------------------------

Net unrealized                                  $             19.4              11.9            103.1            (97.5)
-----------------------------------------------------------------------------------------------------------------------

                                                       (Continued)

(2)    CONTINUED

       The components of net investment income are as follows:

                                                                                      Preacquisition
                                                                   ----------------------------------------------------
                                                       Nine months     Three months
                                                          ended             ended           Year ended    Year ended
                                                      December 31,      March 31,         December 31,  December 31,
(millions)                                                 1996              1996             1995              1994
-----------------------------------------------------------------------------------------------------------------------
Fixed maturities                               $            276.8              93.1            332.8             404.1
Equity securities                                             8.7               4.2             10.8              25.2
Mortgage loans on real estate                                41.3              13.5             49.8              49.9
Short-term investments                                        3.1               0.5              3.5               3.8
Other investments                                             9.9               3.0             13.2              18.0
-----------------------------------------------------------------------------------------------------------------------

Gross investment income                                     339.8             114.3            410.1             501.0
Investment expenses                                          (5.4)             (2.3)            (8.0)            (10.4)
-----------------------------------------------------------------------------------------------------------------------

Net investment income                          $            334.4             112.0            402.1             490.6
-----------------------------------------------------------------------------------------------------------------------


       Realized gains (losses) on investments are as follows:

                                                                                      Preacquisition
                                                                    ---------------------------------------------------
                                                        Nine months  Three months
                                                          ended             ended           Year ended    Year ended
                                                       December 31,     March 31,         December 31,  December 31,
(millions)                                                 1996              1996              1995             1994
-----------------------------------------------------------------------------------------------------------------------
Fixed maturities:
    Gross gains                                $              0.6               0.5              12.9              8.6
    Gross losses                                             (0.7)             (1.4)            (90.2)           (39.2)
Fixed maturities held to maturity:
    Gross gains                                               -                 -                 1.1             11.3
    Gross losses                                              -                 -               (13.8)            (9.8)
Equity securities                                             6.0              10.3               5.6             (1.9)
Mortgage loans on real estate                                 -                (0.4)              2.3              9.6
Other                                                         0.1               -                 5.6             (4.4)
-----------------------------------------------------------------------------------------------------------------------

Total before tax                                              6.0               9.0             (76.5)           (25.8)
Less applicable tax                                          (2.3)             (1.9)             26.8              9.0
-----------------------------------------------------------------------------------------------------------------------

Total                                          $              3.7               7.1             (49.7)           (16.8)
-----------------------------------------------------------------------------------------------------------------------

                                                       (Continued)
                                       19

(2)    CONTINUED

       The changes in net unrealized gains (losses) on fixed maturities and equity security investments are as follows:

                                                                                     Preacquisition
                                                                    ---------------------------------------------------
                                                        Nine months  Three months
                                                          ended             ended           Year ended    Year ended
                                                       December 31,     March 31,         December 31,  December 31,
(millions)                                                 1996              1996              1995             1994
-----------------------------------------------------------------------------------------------------------------------
Fixed maturities:
    Available for sale                         $             40.5            (141.0)            298.7           (214.2)
    Held to maturity                                          -                 -               233.7           (351.0)
Equity securities                                            10.4             (17.4)             26.1            (38.8)
-----------------------------------------------------------------------------------------------------------------------

Net unrealized investment gains (losses)       $             50.9            (158.4)            558.5           (604.0)
-----------------------------------------------------------------------------------------------------------------------


 (3)   INCOME TAX

       Beginning April 1, 1996, Life of Virginia and its subsidiary will be included in the life insurance company consolidated Federal income tax return of GECA. Prior to the April 1, 1996, Life of Virginia was included in the consolidated federal income tax return of Aon and its principal domestic subsidiaries and in accordance with intercompany policy, provided taxes on income based on a separate company basis. Amounts payable or recoverable related to periods before April 1, 1996, are subject to an indemnification agreement with Aon. As such the Company is not at risk for any income taxes nor entitled to recoveries related to those periods.

       Income taxes are recorded in the statements of income and directly in stockholders' equity accounts. Income tax expense (benefit) for the years ending December 31 was allocated as follows:

                                                                                        Preacquisition
                                                                  ---------------------------------------------------
                                                      Nine months   Three months
                                                         ended             ended          Year ended       Year ended
                                                     December 31,      March 31,        December 31,     December 31,
(millions)                                                1996              1996             1995             1994
---------------------------------------------------------------------------------------------------------------------
Statement of income:
    Operating income (excluding
       realized investment gains
       and losses)                             $            29.5               5.1             53.9             24.3
    Realized investment gains/losses                         2.3               1.9            (26.8)            (9.0)
    Income tax expense/(benefit)
       included in the statement of
       income                                               31.8               7.0             27.1             15.3
Stockholders' equity:
    Unrealized gains/(losses) on
       securities available for sale                        10.4             (49.3)            86.0            (42.4)
---------------------------------------------------------------------------------------------------------------------

Total income tax expense/(benefit)             $            42.2             (42.3)           113.1            (27.1)
---------------------------------------------------------------------------------------------------------------------


                                                       (Continued)
                                       20

(3)    CONTINUED

       The actual Federal income tax expense differed from the expected tax expense computed by applying the U.S. Federal statutory rate to income before income tax expense. A reconciliation of the income tax provisions based on the statutory corporate tax rate to the provisions reflected in the consolidated financial statements is as follows:

                                                                                        Preacquisition
                                                   -------- -------------------------------------------------------------
                                   Nine months            Three months
                                      ended                  ended                  Year ended              Year ended
                                   December 31,             March 31,              December 31,            December 31,
                                      1996                   1996                      1995                    1994
-------------------------------------------------------------------------------------------------------------------------
Statutory tax rate      $       30.1       35.0% $       6.6       35.0% $       23.2      35.0% $       31.0      35.0%
Tax-exempt
    investment
    income
    deductions                  (1.0)      (1.2)         -         (0.1)         (0.1)     (0.1)         (0.8)     (0.9)
Adjustment of prior
    year taxes                   -          -            -          -             3.5       5.3         (11.8)    (13.3)
Other - net                      2.7        3.2          0.4        2.1           0.5       0.7          (3.1)     (3.5)
-------------------------------------------------------------------------------------------------------------------------

Effective tax rate      $       31.8       37.0% $       7.0       37.0% $       27.1      40.9% $       15.3      17.3%
-------------------------------------------------------------------------------------------------------------------------

                                                       (Continued)
                                       21

 (3)   CONTINUED

       Significant components of Life of Virginia's deferred tax liabilities and assets are as follows (in millions):

                                                                                                     Preacquisition
                                                                                                    ------------------
                                                                                       December 31,    December 31,
                                                                                           1996                1995
----------------------------------------------------------------------------------------------------------------------
Deferred tax liabilities:
      Present value of future profits                                        $               89.8                 -
      Policy acquisition costs                                                                -                  96.9
      Employee benefits                                                                       -                  11.0
      Unrealized investment gains                                                            10.4                58.7
      Other                                                                                   6.5                35.2
----------------------------------------------------------------------------------------------------------------------

Total deferred tax liabilities                                                              106.7               201.8
----------------------------------------------------------------------------------------------------------------------

Deferred tax assets:
      Insurance reserve amounts                                                             120.4                78.2
      Policy acquisition costs                                                               34.3                 -
      Guaranty fund amounts                                                                  10.8                 -
      Other                                                                                  14.1                48.1
----------------------------------------------------------------------------------------------------------------------

Total deferred tax assets                                                                   179.6               126.3
----------------------------------------------------------------------------------------------------------------------

Net deferred tax liabilities (assets)                                        $              (72.9)               75.5
----------------------------------------------------------------------------------------------------------------------




       A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes the deferred tax assets will be fully realized in the future based on the expectation of the reversal of existing temporary differences, anticipated future earnings, and consideration of all other available evidence. Accordingly, no valuation allowance is established.

       The amount of income taxes paid (refund) for nine months ended December 31, 1996, three months ended March 31, 1996, the years ended December 31, 1995 and 1994 was $38.6 million, $(2.4) million, $44.9 million, and $56.7 million, respectively.

                                                       (Continued)
                                       22

(4)    REINSURANCE AND CLAIM RESERVES

       Life of Virginia is involved in both the cession and assumption of reinsurance with other companies. In 1996 and 1995, Life of Virginia's reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance. In 1994, Life of Virginia's reinsurance consisted primarily of short-duration contracts that were entered into with numerous automobile dealerships, financial institutions, and related party reinsurance. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and the Company remains liable to the extent that the reinsuring companies are unable to meet their obligations.

       A summary of reinsurance activity is as follows:


                                                                                    Preacquisition
                                                           --------------------------------------------------------
                                            Nine months       Three months
                                                  ended              ended          Year ended          Year ended
                                           December 31,          March 31,        December 31,        December 31,
                                                   1996               1996                1995                1994
                                        ----------------   ----------------   ----------------   ------------------
                                                 Earned             Earned             Earned             Earned
                                        ----------------   ----------------   ----------------   ------------------
Direct                                  $        210.5               77.2              261.5              404.2
Assumed                                            6.6               35.0                4.3                8.3
Ceded                                             62.4               19.8               86.5              193.7
-------------------------------------------------------------------------------------------------------------------

Net premiums                                     154.7               92.4              179.3              218.8
-------------------------------------------------------------------------------------------------------------------


       Due to the nature of the Company's reinsurance contracts, premiums earned approximate premiums written.

       A significant portion of Life of Virginia's ceded premiums relates to group life and health premiums. Life of Virginia is the primary carrier for the State of Virginia employees group life and health plan. By statute, Life of Virginia must reinsure these risks with other Virginia domiciled companies who wish to participate.

       Incurred losses and loss adjustment expenses are net of reinsurance of $60.5 million, $17.2 million, $63.1 million and $102.1 million for the nine months ended December 31, 1996, three months ended March 31, 1996 and the years ended December 31, 1995 and 1994, respectively.

       In December 1994, Life of Virginia ceded to CICA $406.6 million of its guaranteed investment contract liabilities. In conjunction with the liability cession, Life of Virginia transferred to CICA available for sale fixed maturities with a fair value of $278.1 million and a cost of $287.2 million and preferred stock with a fair value of $110.5 million and a cost of $119.7 million. Included in receivable from affiliates at December 31, 1995 is $212.6 million which represents the remaining ceded guaranty investment contract liability.

                                                       (Continued)
                                       23

(4)    CONTINUED

       In July 1994, Life of Virginia ceded to Union Fidelity Life Insurance Company ("UFLIC") $280.7 million of its credit life and health reserves and associated acquisition costs of $107.0 million. In conjunction with the liability cession, Life of Virginia recognized a $29.1 million loss which is reflected as a $20.8 million premium ceded and $8.3 million realized loss on investments.

       Premiums, benefits to policyholders, and commissions and general expenses ceded to UFLIC during the second six months of 1994 amounted to $35.0 million, $14.4 million, and $14.2 million, respectively.

       In January 1995, Life of Virginia ceded to CICA $600 million of its single premium deferred annuity liabilities. In conjunction with the liability cession, Life of Virginia transferred to CICA available for sale fixed maturities with a fair value of $436.1 million and cost of $501.4 million and held to maturity fixed maturities with a fair value of $81.4 million and a cost of $95.1 million. In addition, $5.5 million of accrued income related to the assets above was transferred to CICA. This transaction resulted in a deferred reinsurance gain of $77.0 million, $24 million of which was recognized in 1995. Additionally, Life of Virginia recognized a $79.0 million realized investment loss. Included in receivable from affiliates at December 31, 1995 is $357.5 million which represents the ceded single premium deferred annuity liability of $410.5 million less a deferred reinsurance gain of $53 million.

       In connection with the sale of the Company, the following transactions occurred effective January 1, 1996: single premium deferred annuity liabilities reinsured with CICA in 1995 were recaptured, guaranteed investment contract liabilities reinsured with CICA in 1994 were recaptured, other lines of CICA insurance business inforce were assumed, and other related liabilities of CICA were assumed. In conjunction with the recapture and assumption, CICA transferred to Life of Virginia assets with a fair market value totaling $842.6 million. For the three months ended March 31, 1996, premiums of $33.9 million, benefits of $46.7 million, commission expense of $10.2 million and a capital contribution of $69.3 million as a result of various reinsurance transactions. The $53 million deferred reinsurance gain remaining at December 31, 1995 from the January 1995 single premium deferred annuity cession to CICA was recognized as a capital contribution. The tables below summarize the assets and liabilities transferred from CICA to the Company.


                                                       (Continued)
                                       24

(4)    CONTINUED




Millions                                                       Fair Market Value
---------------------------------------------------------------------------------
Assets transferred:
      Fixed maturity                                             $         727.4
      Preferred stock                                                       88.2
      Policy loans                                                          14.2
      Accrued investment income                                             10.0
      Cash                                                                   2.8
---------------------------------------------------------------------------------

Total                                                                      842.6
---------------------------------------------------------------------------------

Liabilities recaptured and assumed:
      Single premium deferred annuity                                      410.5
      Guaranteed investment contracts                                      212.6
      Universal life contracts                                             156.6
      Individual traditional contracts                                      33.2
      Other lines of business inforce                                       19.9
      Other liabilities                                                     16.5
---------------------------------------------------------------------------------

Total                                                                      849.3
---------------------------------------------------------------------------------

(5)    EMPLOYEE BENEFITS

       SAVINGS PLAN

       Beginning April 1, 1996, Life of Virginia's salaried and commissioned employee's participated in a General Electric contributory savings plan. Provisions made for the savings plan were $.6 million for the nine months ended December 31, 1996.

       Prior to the acquisition on April 1, 1996, Life of Virginia participated in Aon's contributory savings plan for the benefit of salaried and commissioned employees. Provisions made for the savings plan were $.3 million, $.8 million and $1.2 million for the three months ended March 31, 1996, and the years ended December 31, 1995 and 1994, respectively. This plan terminated upon the acquisition of Life of Virginia by GE Capital.

       EMPLOYEE STOCK OWNERSHIP PLAN

       Prior to the acquisition on April 1, 1996, Life of Virginia participated in Aon's leveraged ESOP for the benefit of salaried and certain commissioned employees. Contributions to the ESOP for the three months ended March 31, 1996 and the years ended December 31, 1995 and 1994 charged to Life of Virginia's operations amounted to $.1 million, $.5 million and $.6 million, respectively. This plan terminated upon the acquisition of Life of Virginia by GE Capital.

                                                       (Continued)
                                       25

(5)    CONTINUED

       PENSION PLAN

       Beginning April 1, 1996, Life of Virginia's salaried and commissioned employee's participated in a General Electric contributory defined benefit pension plan. Generally, benefits are based on the greater of a formula recognizing career earnings or a formula recognizing length of service and final average earnings. Benefit provisions are subject to collective bargaining. General Electric's funding policy is to contribute amounts sufficient to meet minimum funding requirements as set forth in employee benefit and tax laws plus such additional amounts as determined appropriate. The components of net periodic pension cost and benefit obligations of the General Electric defined benefit plan are not separately available for Life of Virginia. In connection with Life of Virginia's participation in the General Electric contributory defined benefit pension plan a $.4 million expense was incurred for the nine months ended December 31, 1996.

       Prior to the acquisition on April 1, 1996, Life of Virginia participated in Aon's non-contributory defined benefit pension plan providing retirement benefits for salaried employees and certain commissioned employees based on years of service and salary. Aon's funding policy was to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as Aon determines to be appropriate from time to time. The components of net periodic pension cost and benefit obligations of the Aon defined benefit plan were not separately available for Life of Virginia. In connection with Life of Virginia's participation in the Aon defined benefit plan, net pension credits of $1.2 million, $3.8 million and $3.1 million in the three months ended March 31, 1996 and the years ended December 31, 1995 and 1994. This plan terminated upon the acquisition of Life of Virginia by GE Capital.

       During 1993, the Aon Pension Plan was amended to include certain additional amounts of compensation in determining plan benefits and in 1994 to reduce the maximum amount of compensation that can be considered under the plan as required by law. Further, the Pension Plan was amended in 1994 to provide increases in benefits to current pensioners.

       POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

       Beginning April 1, 1996, Life of Virginia's salaried and commissioned employee's participated in a General Electric retiree health and life insurance benefit plan. The plan's principally provide health and life insurance benefits to employees who retire under the General Electric pension plan with 10 or more years of service. Retirees share in the cost of their health care benefits. The funding policy for retiree health benefits is generally to pay covered expenses as they are incurred. Expenses incurred by Life of Virginia for the nine months ended December 31, 1996 for the retiree health and life insurance benefit plan were $1.3 million.

                                                       (Continued)
                                       26

(5)    CONTINUED

       Prior to the acquisition on April 1, 1996, Aon sponsored two defined benefit postretirement health and welfare plans in which Life of Virginia participated that cover both salaried and nonsalaried employees. One plan provides medical benefits, prior to and subsequent to Medicare eligibility, and the other provides life insurance benefits. The postretirement health care plan is contributory, with retiree contributions adjusted annually; the life insurance plan is noncontributory. Both plans are funded on a pay-as-you-go basis. These plans terminated upon the acquisition of Life of Virginia by GE Capital.


(6)    LEASE COMMITMENTS

       Life of Virginia has noncancelable operating leases for certain office space, equipment and automobiles. Future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 1996 are as follows:


        (millions)                                   Minimum lease payments
        -------------------------------------------------------------------
        1997                                            $       1.1
        1998                                                    0.8
        1999                                                    0.4
        2000                                                    0.2
        2001                                                    0.1
        Later years                                             -
        -------------------------------------------------------------------

        Total minimum payments required                $        2.6
        -------------------------------------------------------------------


       MINIMUM LEASE PAYMENTS

       Rental expenses for all operating leases for the nine months ended December 31, 1996, the three months ended March 31, 1996 and the years ended December 31, 1995 and 1994 amounted to $2.5 million, $.8 million, $3.6 million and $5.1 million, respectively.

(7)    RELATED PARTY TRANSACTIONS

       Life of Virginia pays investment advisory fees and other fees to affiliates; Parent after April 1, 1996 and Aon previous to that date. Amounts incurred for these items aggregated $3.2 million, $3.5 million, $5.8 million and $37.8 million for nine months ended December 31, 1996, the three months ended March 31, 1996 and the years ended December 31, 1995 and 1994, respectively. Life of Virginia charges affiliates for certain services and for the use of facilities and equipment which aggregated $2.0 million, $1.0 million, $10.0 million and $101.2 million for the nine months ended December 31, 1996, the three months ended March 31, 1996 and the years ended December 31, 1995, and 1994, respectively.

                                                       (Continued)
                                       27

(7)    CONTINUED

       At December 31, 1996 and 1995, Life of Virginia held investments in securities of certain affiliates amounting to $2.6 million and $12.6 million, respectively. Amounts included in net investment income related to these holdings totaled $0.1 million, $0.2 million, $1.0 million and $3.5 million for the nine months ended December 31, 1996, the three months ended March 31, 1996 and the years ended December 31, 1995 and 1994, respectively.

       In January 1995, Life of Virginia dividended 100% of its Globe Life Insurance Company ("Globe") common stock to CICA, a subsidiary of Aon. At December 31, 1994, Globe had assets of $954.9 million, liabilities of $765.7 million and stockholders' equity of $189.2 million. The fair market value of this dividend was $193.3 million.

       In 1995, Life of Virginia received from CICA, in the form of a capital contribution, fixed maturities with a fair value of $45.0 million.

       In January 1995, Life of Virginia transferred limited partnership investments with a fair value of $8.0 million and cost of $7.5 million, common stocks with a fair value of $5.6 million and cost of $3.4 million, and cash of $6.4 million to pay a $20.0 million dividend declared but not paid in 1994. A $2.7 million realized investment gain was recorded on this transfer.

       In December 1994, Life of Virginia exchanged common stocks with a fair value of $61.4 million and cost of $67.1 million for CICA's available for sale fixed maturities and related accrued income with fair values of $60.9 million and $.5 million, respectively. Life of Virginia recorded the fixed maturity securities at CICA's fair value of $60.9 million resulting in a $5.7 million realized loss that is reflected in the statement of income.


(8)    LITIGATION

       Life of Virginia is subject to numerous claims and lawsuits that arise in the ordinary course of business. In some of these cases the remedies that may be sought or damages claimed are substantial, including cases that seek punitive or extraordinary damages. Accruals for these lawsuits have been provided to the extent that losses are deemed probable and are estimable. Although the ultimate outcome of these suits cannot be ascertained and liabilities in indeterminate amounts may be imposed on Life of Virginia, on the basis of present information, availability of insurance coverage, and advice received from counsel, it is the opinion of management that the disposition or ultimate determination of such claims and lawsuits will not have a material adverse effect on the consolidated financial position or results of operations of Life of Virginia.


                                                       (Continued)
                                       28

(9)    FINANCIAL INSTRUMENTS

       INTEREST RATE RISK MANAGEMENT

       Life of Virginia used interest rate swap agreements to manage asset and liability durations relating to its capital accumulation annuity business. As of December 31, 1995 and 1994, these swap agreements had the net effect of lengthening liability durations. Variable rates received on interest rate swap agreements correlate with crediting rates paid on outstanding liabilities. The net effect of swap payments is settled periodically and reported in income. There was no settlement of underlying notional amounts.

       Life of Virginia performed frequent analyses to measure the degree of correlation associated with its derivative program. Life of Virginia assessed the adequacy of the correlation analyses results in determining whether the derivatives qualify for hedge accounting. Realized gains and losses on derivatives that qualify as hedges were deferred and reported as an adjustment of the cost basis of the hedged item. Deferred gains and losses were amortized into income over the life of the hedged item. The fair value of swap agreements hedging liabilities were not recognized in the consolidated statements of financial position.

       These interest rate swaps gave rise to credit risks due to possible non-performance by counterparties. The credit risk was generally limited to the fair value of those contracts that were favorable to Life of Virginia. Life of Virginia limited its credit risk by restricting investments in derivative contracts to a diverse group of highly rated major financial institutions. Life of Virginia closely monitored the credit worthiness of, and exposure to, its counterparties and considered its credit risk to be minimal.

       Life of Virginia had $0.0 million and $250.0 million notional amount of interest rate swaps outstanding at December 31, 1996 and 1995, respectively.

       During the three months ended March 31, 1996 and the year ended December 31, 1995 Life of Virginia amortized $.6 million and $1.4 million, respectively, of net deferred losses relating to interest rate swaps into income.

       The interest rates on Life of Virginia's principal outstanding swaps at December 31, are presented below:

                                               Pay                Receive
                                             Fixed               Variable
       ------------------------------------------------------------------
       1995                                7.9 - 8.3%             5.40%
       ------------------------------------------------------------------


       As of December 31, 1995, the principal swaps have maturities ranging from September 1999 to October 2000 and variable rates based on five year treasury rates. These swaps were terminated prior to March 31, 1996 resulting in a $1.1 million gain which was deferred.

                                                       (Continued)

(9)    CONTINUED

       OTHER FINANCIAL INSTRUMENTS
       Life of Virginia has certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding at December 31, 1996 and December 31, 1995, totaled $1.7 million and $21.7 million, respectively.

       FAIR VALUE OF FINANCIAL INSTRUMENTS

       Accounting standards require the disclosure of fair values for certain financial instruments. The fair value disclosures are not intended to encompass the majority of policy liabilities, various other non-financial instruments, or other intangible items related to Life of Virginia's business. Accordingly, care should be exercised in deriving conclusions about Life of Virginia's business or financial condition based on the fair value disclosures.

       The carrying amount and fair value of certain of Life of Virginia's financial instruments are as follows:

                                                                                     Preacquisition
                                                                          ----------------------------
                                                       December 31, 1996        December 31, 1995
                                               -------------------------------------------------------
                                                  Carrying         Fair      Carrying          Fair
(millions)                                          Amount        Value        Amount         Value
------------------------------------------------------------------------------------------------------
Assets:
   Fixed maturities and
      equity securities
       (note 2)                             $        5,308.2      5,308.2       4,567.9       4,567.9
   Mortgage loans on
      real estate                                      585.4        622.6         592.5         638.2
   Policy loans                                        179.5        179.5         151.7         150.2
   Cash, short-term
      investments and
      receivables                                      186.4        186.4         727.5         727.5
   Assets held in separate accounts                  2,762.7      2,762.7       2,019.6       2,019.6
------------------------------------------------------------------------------------------------------

Liabilities:
   Investment type
      insurance contracts                            3,055.0      3,027.6       2,769.7       2,796.9
   Commissions and
      general expenses                                  46.8         46.8          12.8          12.8
   Interest rate swaps                                   -            -             -            24.1
   Liabilities related to separate accounts          2,762.7      2,762.7       2,019.6       2,019.6
------------------------------------------------------------------------------------------------------


       See Note 1 regarding the method used to estimate fair values.

                                                       (Continued)
                                       30

(10)   STOCKHOLDERS' EQUITY

       Generally, the capital and surplus of Life of Virginia available for transfer to the Parent are limited to the amounts that the statutory capital and surplus exceed minimum statutory capital requirements; however, payments of the amounts as dividends may be subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by the Company without prior approval at December 31, 1996, is $41.9 million.

       Statutory net income (loss) and stockholders' equity is summarized below:

                                                                                  Preacquisition
                                                           ------------------------------------------------------
                                               Nine months     Three months
                                                     ended            ended
                                              December 31,        March 31,       December 31,       December 31,
(millions)                                           1996              1996               1995               1994
-----------------------------------------------------------------------------------------------------------------
Statutory net income                 $               69.7               (8.3)              53.9              58.2
Statutory stockholders equity                       419.1              360.5              364.2             400.6
-----------------------------------------------------------------------------------------------------------------




       The National Association of Insurance Commissioners has developed certain Risk Based Capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1996 the Company's Total Adjusted Capital and Authoritized Control Level - RBC were, $504.6 million and $78.6 million, respectively. This level of adjusted capital qualifies under all tests.

================================================================================
                                       31

                                    APPENDIX


This appendix replaces the one in the prospectus dated May 1, 1996. The illustrations have been revised to reflect the expenses of the portfolios that will be available after November 22, 1995.


ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES

  The following tables illustrate how the Death Benefits, Cash Values and Surrender Values of a Policy change with the investment experience of Separate Account III and with changes in the cost of insurance charges. The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all premiums are allocated to Separate Account III, and if no Policy loans, partial withdrawals or transfer requests have been made. The tables are also based on the assumption that the Policyowner has not requested an increase in the specified amount of the Policy.


  The tables illustrate a Policy issued to a male, age 55, with a total planned premium of $50,000. The first two illustrations show a single premium of $50,000 paid at issue, with no further premiums. The last two illustrations show an annual premium of $10,000 payable for five years, with no further premiums. The specified insurance amount for the first three illustrations is $141,964. Because the fourth illustration shows a rating of 200% (substandard), the specified insurance amount is $125,475. The second column of each illustration shows the accumulated value of the premiums paid at the stated interest rate. The remaining columns illustrate the Death Benefit, Cash Value and Surrender Value of a Policy over the designated period under varying assumptions of investment rates of return and cost of insurance charges. Death benefits, cash and surrender values also take into account charges deducted from premium payments. (SEE Charges and Deductions)




  The guaranteed cost of insurance charges allowable under the Policy (shown in the illustrations as "guaranteed") are based upon the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for any substandard rating class. These guaranteed charges are used to determine the maximum monthly deduction for cost of insurance. Life of Virginia currently deducts lower cost of insurance charges (shown in the illustrations as "current") and anticipates deducting these charges for the foreseeable future.


  The current cost of insurance charge equals the current cost of insurance rate multiplied by the net amount at risk under the policy. Policies qualifying for the Preferred Funding Risk Class may have a lower cost of insurance charge. (SEE Cost of Insurance provision of the prospectus.)


  The illustration columns using the guaranteed cost of insurance charges will show the minimum values that would be available under the Policy's terms based on the assumed investment rates of return of 0, 6 or 10%. The Death Benefits, Cash Values and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0, 6 or 10%, over a period of years, but fluctuated above and below those averages for individual Policy years.

  The illustration columns using the cost of insurance charges currently deducted by Life of Virginia assume those current cost of insurance charges are continued for the entire period indicated. Although Life of Virginia currently makes deductions for cost of insurance based upon the current charges, and anticipates continuing such practice for the foreseeable future, THERE IS NO GUARANTEE THAT SUCH CHARGES WILL BE CONTINUED. At the discretion of Life of Virginia, the charges could be increased or decreased, based upon its estimate of expected mortality. Thus, the values in the ninth through the eleventh columns of those illustrations using current cost of insurance charges indicate values that would be available, assuming the stated investment rates of return, if the current cost of insurance charges are continued. THOSE COLUMNS DO NOT ILLUSTRATE VALUES THAT WOULD BE GUARANTEED IF THE HYPOTHETICAL INVESTMENT RATES OF RETURN WERE EARNED.


  The amounts shown for the Death Benefit, Cash Values and Surrender Values reflect the fact that the net investment return of the Investment Subdivision is lower than the gross, after-tax return on the assets held in the particular Fund as a result of expenses paid by it and charges levied against the Investment Subdivision. The illustrations take into account a charge of 0.61%, which represents the average investment advisory fee of the Funds, and a charge of 0.21%, which represents the average annual other expenses of the Funds. Assumed charges for fees and other expenses, as an annual percentage of the average daily net assets of the Funds, are based on the actual fees and expenses incurred by the funds in 1996, or on estimates as described below. Actual fees and expenses charged to a policy will depend on the Investment Subdivisions chosen by the Policyowner. The illustrations also take into account the daily charges by Life of Virginia to an Investment Subdivision for assuming mortality and expense risks and administrative expenses, which is equivalent to a charge at an annual rate of l.30% of the net assets of the Investment Subdivision. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 10% correspond to approximate net annual rates of -2.12%, 3.88% and 7.88%, respectively.

  The annual expenses used for all the funds in these illustrations are net of certain reimbursements and fee waivers by the Funds' investment advisors. Life of Virginia cannot guarantee that the reimbursements will continue.




  All of the information used to determine average fees and expenses for the illustrations was provided by the Funds. In some cases, estimates were substituted by the Funds for the actual fees and expenses. Life of Virginia does not represent that such estimates are true and complete, and has not independently verified these figures.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account III, since Life of Virginia is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 10% by an amount sufficient to cover the tax charges in order to produce the death benefits and Cash Values illustrated. (SEE Federal Tax Matters.)

  The tables also do not reflect any reduction in sales charges available to certain groups (SEE Reduction in Charges for Group Sales.); if the reduced charges were illustrated they would show increased Cash Values.


  Upon request, Life of Virginia will provide a comparable illustration based upon the proposed Insured's age, sex, where appropriate, and risk class and the proposed premium payments.

                            VARIABLE LIFE INSURANCE
Male Issue Age 55                      Initial Specified Amount       $141,964
Rating 100% (Standard)                 Initial Premium                $ 50,000
Level Death Benefit                    Total Planned Premium (1)      $ 50,000

                          0% Assumed Hypothetical              6% Assumed Hypothetical             6% Assumed Hypothetical
                          Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
            Premiums      Return with Guaranteed               Return with Guaranteed              Return with Current
End of    Accumulated     Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(4)
Policy   At 5% Interest Surrender   Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year       Per Year      Value     Value        Benefit        Value    Value       Benefit        Value    Value      Benefit
    1       52,500       45,404     48,404      141,964       48,371      51,371      141,964     48,371      51,371     141,964
    2       55,125       43,070     46,070      141,964       49,043      52,043      141,964     49,780      52,780     141,964
    3       57,881       40,671     43,671      141,964       49,650      52,650      141,964     51,228      54,228     141,964
    4       60,775       38,195     41,195      141,964       50,183      53,183      141,964     52,715      55,715     141,964
    5       63,814       36,130     38,630      141,964       51,134      53,634      141,964     54,743      57,243     141,964

    6       67,005       33,956     35,956      141,964       51,988      53,988      141,964     56,813      58,813     141,964
    7       70,355       31,652     33,152      141,964       52,726      54,226      141,964     58,926      60,426     141,964
    8       73,873       29,189     30,189      141,964       53,325      54,325      141,964     61,083      62,083     141,964
    9       77,566       26,532     27,032      141,964       53,758      54,258      141,964     63,286      63,786     141,964
   10       81,445       23,645     23,645      141,964       53,996      53,996      141,964     65,536      65,536     141,964

   15      103,946        2,206      2,206      141,964       50,155      50,155      141,964     76,932      76,932     141,964
   20      132,665         *          *            *          34,037      34,037      141,964     90,309      90,309     141,964

   25      169,318         *          *            *            *           *            *       106,013     106,013     141,964
   30      216,097         *          *            *            *           *            *       124,448     124,448     141,964
   35      275,801         *          *            *            *           *            *       146,088     146,088     153,393

*    In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a single premium of $50,000 with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.
(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.
(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 6% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.12% AND 3.88%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
                                      A-3

                            VARIABLE LIFE INSURANCE

Male Issue Age 55                       Initial Specified Amount       $141,964
Rating 100% (Standard)                  Initial Premium                $ 50,000
Level Death Benefit                     Total Planned Premium (1)      $ 50,000

                         0% Assumed Hypothetical              10% Assumed Hypothetical            10% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
            Premiums     Return with Guaranteed               Return with Guaranteed              Return with Current
End of    Accumulated    Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(4)
Policy   At 5% Interest  Surrender   Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year       Per Year      Value      Value        Benefit        Value    Value       Benefit        Value    Value      Benefit
    1       52,500       45,404     48,404      141,964       50,349      53,349      141,964     50,349      53,349     141,964
    2       55,125       43,070     46,070      141,964       53,224      56,224      141,964     53,923      56,923     141,964
    3       57,881       40,671     43,671      141,964       56,254      59,254      141,964     57,737      60,737     141,964
    4       60,775       38,195     41,195      141,964       59,453      62,453      141,964     61,810      64,810     141,964
    5       63,814       36,130     38,630      141,964       63,337      65,837      141,964     66,665      69,165     141,964

    6       67,005       33,956     35,956      141,964       67,421      69,421      141,964     71,828      73,828     141,964
    7       70,355       31,652     33,152      141,964       71,721      73,221      141,964     77,292      78,792     141,964
    8       73,873       29,189     30,189      141,964       76,255      77,255      141,964     83,084      84,084     141,964
    9       77,566       26,532     27,032      141,964       81,045      81,545      141,964     89,231      89,731     141,964
   10       81,445       23,645     23,645      141,964       86,120      86,120      141,964     95,763      95,763     141,964

   15      103,946        2,206      2,206      141,964      118,216     118,216      141,964    136,299     136,299     158,107
   20      132,665         *          *            *         168,280     168,280      180,060    194,165     194,165     207,756

   25      169,318         *          *            *         241,302     241,302      253,367    278,418     278,418     292,339
   30      216,097         *          *            *         342,321     342,321      359,437    395,574     395,574     415,353
   35      275,801         *          *            *         477,401     477,401      501,272    560,920     560,920     588,966

*    In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a single premium of $50,000 with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.
(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.
(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 10% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.12% AND 7.88%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 10% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
                                      A-4

                            VARIABLE LIFE INSURANCE

Male Issue Age 55                      Initial Specified Amount       $141,964
Rating 100% (Standard)                 Initial Premium                $ 10,000
Level Death Benefit                    Total Planned Premium (1)      $ 50,000

                         0% Assumed Hypothetical              10% Assumed Hypothetical            10% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
            Premiums     Return with Guaranteed               Return with Guaranteed              Return with Current
End of   Accumulated     Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(4)
Policy   At 5% Interest Surrender   Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year       Per Year       Value    Value        Benefit        Value    Value       Benefit        Value     Value     Benefit
    1       10,500        9,047      9,647      141,964       10,033      10,633      141,964     10,033      10,633     141,964
    2       21,525       16,538     17,738      141,964       19,498      20,698      141,964     20,738      21,938     141,964
    3       33,101       23,792     25,592      141,964       29,708      31,508      141,964     32,158      33,958     141,964
    4       45,256       30,818     33,218      141,964       40,742      43,142      141,964     44,338      46,738     141,964
    5       58,019       37,730     40,630      141,964       52,792      55,692      141,964     57,639      60,539     141,964

    6       60,920       35,236     37,936      141,964       55,653      58,353      141,964     61,894      64,594     141,964
    7       63,966       32,714     35,114      141,964       58,728      61,128      141,964     66,521      68,921     141,964
    8       67,164       30,137     32,137      141,964       62,021      64,021      141,964     71,538      73,538     141,964
    9       70,523       27,470     28,970      141,964       65,534      67,034      141,964     76,965      78,465     141,964
   10       74,049       24,577     25,577      141,964       69,174      70,174      141,964     82,721      83,721     141,964

   15       94,507        4,012      4,012      141,964       89,921      89,921      141,964    117,604     117,604     141,964
   20      120,618         *          *            *         120,169     120,169      141,964    167,521     167,521     179,247

   25      153,942         *          *            *         170,927     170,927      179,474    240,213     240,213     252,224
   30      196,473         *          *            *         242,484     242,484      254,609    341,292     341,292     358,357
   35      250,755         *          *            *         338,169     338,169      355,078    483,948     483,948     508,146

*     In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume five annual premiums of $10,000 paid at the beginning of each year, with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.
(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.
(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 10% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.12% AND 7.88%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 10% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
                                      A-5

                            VARIABLE LIFE INSURANCE

Male Issue Age 55                      Initial Specified Amount       $125,475
Rating 200% (Substandard)              Initial Premium                $ 10,000
Level Death Benefit                    Total Planned Premium (1)      $ 50,000

                         0% Assumed Hypothetical              10% Assumed Hypothetical            10% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
            Premiums     Return with Guaranteed               Return with Guaranteed              Return with Current
End of   Accumulated     Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(4)
Policy   At 5% Interest Surrender   Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year       Per Year       Value    Value        Benefit        Value    Value       Benefit        Value    Value      Benefit
    1       10,500        8,299      8,899      125,475        9,252       9,852      125,475      9,252       9,852     125,475
    2       21,525       14,760     15,960      125,475       17,575      18,775      125,475     19,229      20,429     125,475
    3       33,101       20,989     22,789      125,475       26,564      28,364      125,475     30,004      31,804     125,475
    4       45,256       26,999     29,399      125,475       36,316      38,716      125,475     41,654      44,054     125,475
    5       58,019       32,906     35,806      125,475       47,045      49,945      125,475     54,369      57,269     125,475

    6       60,920       29,259     31,959      125,475       48,394      51,094      125,475     57,991      60,691     125,475
    7       63,966       25,406     27,806      125,475       49,737      52,137      125,475     61,869      64,269     125,475
    8       67,164       21,280     23,280      125,475       51,039      53,039      125,475     66,009      68,009     125,475
    9       70,523       16,800     18,300      125,475       52,255      53,755      125,475     70,424      71,924     125,475
   10       74,049       11,769     12,769      125,475       53,235      54,235      125,475     75,029      76,029     125,475

   15       94,507         *          *            *          51,828      51,828      125,475    100,525     100,525     125,475
   20      120,618         *          *            *          26,622      26,622      125,475    138,658     138,658     148,364

   25      153,942         *          *            *            *           *            *       195,117     195,117     204,873
   30      196,473         *          *            *            *           *            *       268,739     268,739     282,176
   35      250,755         *          *            *            *           *            *       357,694     357,694     375,579

*    In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume five annual premiums of $10,000 paid at the beginning of each year, with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.
(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.
(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 10% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.12% AND 7.88%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 10% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
                                      A-6

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                                   APPENDIX B

             MATTERS RELATING TO POLICIES ISSUED PRIOR TO 11/14/95

  Policies issued prior to November 14, 1995 contain certain rights, benefits and procedures which differ from those described elsewhere in this Prospectus. An individual who has purchased such a Policy must refer to this Appendix in conjunction with the remainder of this Prospectus in order to determine his or her rights and benefits under the Policy.

  Summary of Rights and Benefits Under These Policies. Policies issued on or before November 14, 1995 were designed to operate generally as single premium policies; the minimum initial premium was $5,000.

  Policies issued before November 14, 1995 utilized only one underwriting class with respect to Insureds, and imposed a current cost of insurance charge at a rate equivalent to an annual rate of 0.55% of a Policy's Cash Value in Separate Account III. The initial specified amount was determined in part by the initial premium paid.

  Rights, benefits, and procedures with respect to the policies issued prior to November 14, 1995 are set forth in greater detail below.

                                  *    *    *

  With respect to the rights and benefits described below, these rights and benefits should be substituted in their entirety for the related rights and benefits found elsewhere in this Prospectus. All other procedures described herein, however, are meant to modify the procedures found elsewhere in the Prospectus, and must be read in conjunction with the procedures found elsewhere in this Prospectus.




                                  *    *    *

  While this policy is designed to operate generally as a single premium policy, it does offer an additional premium payment option (so long as there is no outstanding Policy Debt), which provides limited premium flexibility.

                                  *    *    *

  References to the minimum first-year planned premium, wherever they appear in the Prospectus, should be replaced with references to the minimum initial premium; specifically, the minimum initial premium required to issue a Policy is $5,000.

  The third paragraph of the CHARGES AND DEDUCTIONS provision is replaced with the following: A deduction is made on each Monthly Anniversary Day in order to compensate Life of Virginia for the cost of insurance. The cost of insurance charge is currently deducted at a rate equivalent to an annual rate of .55% of the Policy's Cash Value in Separate Account III. Life of Virginia may, at its discretion, increase or decrease this charge; however, in no event will the current charge exceed amounts based on the 1980 Commissioners' Standard Ordinary Mortality Table.

                                  *    *    *

  The following sentence is deleted from the end of the first paragraph under PURCHASING A POLICY: Life of Virginia assigns Insureds to standard and substandard risk classes. Cost of insurance deductions will generally be higher under Policies insuring persons assigned to substandard risk classes.

                                  *    *    *

The INITIAL PREMIUM provision of the Prospectus is replaced with the following:

  INITIAL PREMIUM. The initial premium is due on or before the Policy Date. The initial premium is the guideline single premium for life insurance as determined in the Internal Revenue Code. This amount will be stated on the policy data pages. The minimum initial premium is $5,000. All premiums are payable to Life of Virginia at its Home Office.

                                 *     *     *

  The fifth sentence of the second paragraph of the DEATH BENEFIT provision of the Prospectus is replaced with the following: Initially, the specified amount is determined when the Policy is issued by the amount of the initial premium and the age and sex of the Insured.
                                 *     *     *

  The first two paragraphs of the CHANGES IN THE SPECIFIED AMOUNT provision of the Prospectus are replaced with the following:

  After a Policy has been in effect for one year, a Policyowner may adjust the existing insurance coverage by increasing the specified amount. To apply for an increase, the Policyowner must first complete a supplemental application and submit evidence, satisfactory to Life of Virginia, that the Insured is insurable. In order for an increase to become effective, the Policyowner must make an Additional Premium Payment after an increase is approved. The required Additional Premium Payment depends on the amount of the increase requested and the Attained Age and sex of the Insured. The premium required for a particular increase in specified amount will increase as the Attained Age of the Insured increases. The minimum increase in the specified amount that Life of Virginia will allow under the Policy is one which requires a $1,000 Additional Premium Payment.

                                 *     *     *

  The following is deleted from the CHARGES ATTRIBUTABLE TO PREMIUM PAYMENTS provision of the Prospectus. All premium payments made during a Policy year are deemed to have been made on the first day of such Policy year; accordingly, one year is considered to have elapsed since the payment of such premiums on each subsequent policy anniversary. In order to determine the portion of Cash Value in Separate Account III subject to the premium tax charge and distribution expense charge, premiums are grouped by Policy year.
                                  *    *    *

  The COST OF INSURANCE CHARGE provision of the Prospectus is replaced with the following:

  COST OF INSURANCE CHARGE. A cost of insurance charge will be deducted on each Monthly Anniversary Day. Currently, the charge is equal to .0458% of the Policy's Cash Value in each Investment Subdivision on the Monthly Anniversary Day. This is equivalent to an annual rate of .55% of a Policy's Cash Value in Separate Account III. Life of Virginia may, at its discretion, increase or decrease this charge; however, in no event will the current charge exceed the guaranteed cost of insurance charge set forth in the Policy.

  To determine the guaranteed cost of insurance charge, a Policy's net amount at risk for a policy month is divided by 1,000 and the result is multiplied by the applicable guaranteed maximum cost of insurance rate. To determine the net amount at risk on a Monthly Anniversary Day, the Death Benefit on that date is divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%) and then the Policy's Cash Value on that date is subtracted. Thus, the net amount at risk depends upon and will be affected by changes in the Policy's Cash Value.

  Changes in the Death Benefit may affect the amount of the guaranteed cost of insurance charge deductible under the Policies. Because the cost of insurance charge varies with the net amount at risk, an increase in specified amount or the calculation of the Death Benefit based on the corridor percentage (SEE, Death Benefit.) may cause the guaranteed cost of insurance charge to increase.

  The guaranteed monthly cost of insurance rate is based on the Insured's sex and Attained Age. The guaranteed maximum cost of insurance rates allowable under the Policies are based on the Commissioners' 1980 Standard Ordinary Mortality Table. The guaranteed cost of insurance rates generally increase as the Insured's Attained Age increases.

                                  *    *    *

  The third paragraph of the TAX TREATMENT OF POLICY LOANS AND OTHER DISTRIBUTIONS UNDER CERTAIN POLICIES provision of the prospectus is replaced with the following:

  POLICIES ENTERED INTO ON OR AFTER JUNE 21, 1988, are modified endowment contracts because the initial premium exceeds the premium allowed by the 7-Pay Test for the first year. Because these Policies are modified endowment contracts, loans and other distributions will be treated as described in items 3, 4 and 5 above. (Exception: If a Policy is received in exchange for a policy that was not a modified endowment contract, the Policy may not be a modified endowment contract. If partial withdrawals are made from the Policy, however, this might cause the Policy to become a modified endowment contract. Unless Life of Virginia can so determine, Life of Virginia will assume that the Policy is a modified endowment contract, and will withhold and report on that basis for income tax purposes.)
                                      B-2

                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1997
                   FOR LIFE OF VIRGINIA SEPARATE ACCOUNT III



GENERAL INFORMATION

  Contributions and/or transfers to the Guarantee Account, as described below, become part of the General Account of Life of Virginia. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, (the "1933 Act"), and the General Account is not registered as an investment company under the Investment Company Act of 1940, (the "1940 Act"). Accordingly, neither the General Account nor any interests therein are subject to the provisions of the 1933 Act or the 1940 Act, and the information in this supplement has not been reviewed by the staff of the Securities and Exchange Commission. Disclosure regarding the Guarantee Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE GUARANTEE ACCOUNT

  The Policyowner may allocate premium payments to the Guarantee Account or transfer amounts between the Guarantee Account and the Investment Subdivisions of Separate Account III. Upon maturity or surrender of the policy, the cash value of the policy, reduced by any Policy Debt, and after deduction of any applicable surrender charge, is paid in a lump sum, or applied under an optional payment plan. (See Optional Payment Plans). The cash value of the policy includes the cash value in the Guarantee Account, the cash value in the Separate Account, and the cash value held in the General Account to secure policy debt.

  Amounts allocated or transferred to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation. This rate is guaranteed to be at least 4% per annum, however a higher rate of interest may be credited. Any interest credited in excess of the guaranteed interest rate of 4% per annum will be determined at the sole discretion of Life of Virginia. Life of Virginia has no obligation to credit excess interest. With respect to each amount allocated, the interest rate in effect at the time of allocation will be credited for one year from that date. Each year for which a particular interest rate is guaranteed with respect to a particular allocation is the INTEREST RATE GUARANTEE PERIOD. At the end of the interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence with respect to that portion of the cash value in the Guarantee Account represented by that particular allocation.

CHARGES

  The mortality and expense risk charge is not deducted from the Guarantee Account. This charge is borne solely by the Separate Account. The administrative expense charge will be deducted daily from the cash value of the Guarantee Account, at an annual effective rate of .40%.

  Monthly deductions for cost of insurance are taken from the cash value in the Guarantee Account in the same manner in which these deductions apply to cash value in the Separate Account.

  The distribution expense charge and the premium tax recovery charge do not apply to and are not deducted from the cash value in the Guarantee Account. Surrender and Partial Withdrawal charges apply to cash value allocated to the Guarantee Account in the same manner in which these charges apply to cash value allocated to the Separate Account.

TRANSFERS

  The policyowner may transfer amounts between the Guarantee Account and the Investment Subdivisions of Separate Account III. Transfers will be effective on the date the Policyowner's transfer request is received by the company.

  With respect to transfers between the Guarantee Account and the Investment Subdivisions of Separate Account III, the following restrictions may be imposed:

  Transfers from any particular allocation to the Guarantee Account to subdivisions of Separate Account III may be made only during the 30 day period following the interest rate guarantee period applicable to that particular allocation. The company may limit the amount which may be transferred, but that amount will not be limited to less than 25% of that portion of that particular allocation, plus any accrued interest on that amount.

  No transfers from any subdivision of Separate Account III to the Guarantee Account may be made during the six month period following the transfer of any amount from the Guarantee Account to any subdivisions of the Separate Account.

  In all other respects, the rules and charges applicable to transfers between the various Investment Subdivisions of the Separate Account will apply to transfers involving the Guarantee Account.

DOLLAR-COST AVERAGING

  For policies issued on or after May 1, 1995, as an alternative to the dollar-cost averaging program described above, Policyowners may elect to have Life of Virginia automatically transfer specified amounts from the Guarantee Account to any available Investment Subdivision on a monthly or quarterly basis. To make the election, Policyowners must complete a Dollar-Cost Averaging Agreement. Money may be allocated to the Guarantee Account as an initial or subsequent premium or in the form of a transfer of cash value from one or more Investment Subdivisions. Such allocations must comply with all applicable minimum amount and percentage requirements (see Purchasing a Policy, p. 18 and Allocation of Premiums, p. 20) as well as rules applicable to transfers to the Guarantee Account. Apart from automatic transfers under the Dollar-Cost Averaging Agreement, all rules regarding transfers from the Guarantee Account will apply.

SURRENDERS, PARTIAL WITHDRAWALS AND LOANS

  Surrenders, partial withdrawals and loans may be made from the Guarantee Account in addition to the Separate Account, (see Policy Rights and Benefits p.
22). If a partial withdrawal or loan is requested, the Policyowner may specify the accounts from which amounts should be taken. If no account is specified, amounts will be taken first from the Investment Subdivisions of the Separate Account on a pro-rata basis, in proportion to the cash value in each subdivision of the Separate Account. Any amount remaining will be taken from the cash value in the Guarantee Account. Amounts taken from the Guarantee Account will come from the amounts, (including interest credited to such amounts), which have been in the Guarantee Account for the longest period of time.

DEFERRAL OF PAYMENT

  Life of Virginia may defer payment of any amount from the Guarantee Account for up to six months. Payment will not be deferred if applicable law requires earlier payment, or if the amount payable is to be used to pay premiums on policies in force with the company.


      THE GUARANTEE ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES OR MARKETS



                               Dated May 1, 1997
                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230

                                    PART II
                          UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

  The Life Insurance Company of Virginia's By-laws provide, in Article V,
Section 5, for indemnification of directors, officers and employees of the Company.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise under circumstances where the burden of proof set forth in Section 11(b) of the Act has not been sustained, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                  REPRESENTATION PURSUANT TO RULE 26(E)(2)(A)

  Life of Virginia hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Life of Virginia.


                       CONTENTS OF REGISTRATION STATEMENT

  This Registration Statement comprises the following Papers and Documents:


                    The facing sheet
                    The Prospectus consisting of ___ pages The undertaking to file reports The Rule 484 undertaking Representation pursuant to Section 26(e)(2)(A) The signatures Written consents of the following persons:

                          (a) J. Neil McMurdie
                          (b) Messrs. Sutherland, Asbill & Brennan, L.L.P.
                          (c) Bruce E. Booker, FSA
                          (d) KPMG Peat Marwick LLP
                          (e) Ernst & Young LLP


                    The following exhibits:

                          See next page

                                    EXHIBITS

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

   (1)(a) Resolution of Board of Directors of Life of Virginia authorizing the establishment of Separate Account III. 1/

   (1)(b) Resolution of Board of Directors of Life of Virginia authorizing the addition of Investment Subdivisions to Separate Account III. 1/

   (1)(c) Resolution of Board of Directors of Life of Virginia authorizing the addition of Fidelity Asset Manager Portfolio and Neuberger & Berman Advisers Management Trust to Separate Account III. 1/

   (1)(d) Resolution of Board of Directors of Life of Virginia authorizing the removal of subdivisions investing in the 1993 Portfolio, the 1998 Portfolio and the 2003 Portfolio of the Fidelity Zero Coupon Bond Fund. 1/

   (1)(e) Resolution of Board of Directors of Life of Virginia authorizing the removal of subdivisions investing in the Cash Management Fund, High-Yield Bond Fund, Growth-Income Fund, Growth Fund, and U.S. Government Guaranteed/AAA Rated
            Securities Fund of the American Life/Annuity Series.  1/

   (1)(f) Resolution of Board of Directors of Life of Virginia authorizing the addition of Investment Subdivisions investing in the Growth Portfolio and the Limited Maturity Bond Portfolio of the Neuberger & Berman Advisers Management Trust to Separate Account III. 1/

   (1)(g) Resolution of Board of Directors of Life of Virginia authorizing the establishment of Investment Subdivisions of Separate Account III which invest in shares of Janus Aspen Series, Growth Portfolio, Aggressive Growth Portfolio, and Worldwide Growth Portfolio. 4/

   (1)(h) Resolution of Board of Directors of Life of Virginia authorizing the establishment of an additional Investment Subdivision of Separate Account III which invests in shares of the Utility Fund of the Insurance Management Series. 5/

   (1)(i) Resolution of Board of Directors of Life of Virginia authorizing the establishment of additional Investment Subdivisions of Separate Account III which invest in shares of the Corporate Bond Fund of the Insurance Management Series and the Contrafund Portfolio of the Variable Insurance Products Fund II. 5/

   (1)(j) Resolution of Board of Directors of Life of Virginia authorizing the establishment of two additional Investment Subdivisions of Separate Account III which invest in shares of the International Equity Portfolio and the Real Estate Securities Portfolio of the Life of Virginia Series Fund. 6/

   (1)(k) Resolution of Board of Directors of Life of Virginia authorizing the establishment of four additional Investment Subdivisions of Separate Account III which invest in shares of the American Growth Portfolio and the American Small Capitalization Portfolio of The Alger American Fund, and the Balanced Portfolio and Flexible Income Portfolio of the Janus Aspen Series. 7/


   (1)(l) Resolution of Board of Directors of Life of Virginia authorizing the establishment of two additional investment subdivisions of Separate Account 4, investing in shares of the Federated American Leaders Fund II of the Federated Insurance Series, and the International Growth Portfolio of the Janus Aspen Series. 10/

   (1)(m) Resolution of Board of Directors of Life of Virginia authorizing additional Investment Subdivisions investing in shares of Growth and Income Portfolio and Growth Opportunities Portfolio of Variable Insurance Products Fund III; Growth II Portfolio and Large Cap Growth Portfolio of the PBHG Insurance Series Fund, Inc.; and Global Income Fund and Value Equity Fund of GE Investments Funds, Inc.

   (1)(n) Resolution of Board of Directors of Life of Virginia authorizing additional Investment Subdivisions investing in shares of Capital Appreciation Portfolio of Janus Aspen Series.


   (2)      Not Applicable

   (3)(a) Underwriting Agreement between The Life Insurance Company of Virginia and Forth Financial Securities Corporation. 1/

   (3)(a)(i)Underwriting Agreement dated April 2, 1996 between The Life Insurance Company of Virginia and Forth Financial Securities Corporation. 10/

   (3)(b) Form of Dealer Sales Agreement between Forth Financial Securities Corporation and Broker-Dealers. 1/

   (3)(c)   Product Commission Schedule  1/


   (4)      Not Applicable

   (5)(a)   Policy Form  1/

   (5)(b)   Endorsement to Policy  1/

   (5)(b)(i)Endorsement providing Partial Withdrawals  2/

   (5)(c)   Guarantee Account Rider 6/

   (6)(a) Certificate of Incorporation of The Life Insurance Company of Virginia 1/

   (6)(b)   By-Laws of The Life Insurance Company of Virginia  1/

   (7)      Not Applicable

   (8)(a) Stock Sale Agreement between The Life Insurance Company of Virginia and Life of Virginia Series Fund, Inc. 1/

   (8)(a)(i)Amendments to Stock Sale Agreement between The Life Insurance Company of Virginia and Life of Virginia Series Fund, Inc. 1/

   (8)(b) Participation Agreement among The Life Insurance Company of Virginia, Variable Insurance Products Fund II and Fidelity Distributors Corporation. 1/

   (8)(b)(i)Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia. 10/

   (8)(b)(ii)Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia. 10/


   (8)(c) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The Life Insurance Company of Virginia. 1/

   (8)(d) Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation and The Life Insurance Company of Virginia. 1/

   (8)(d)(i)Amendment to Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation and The Life Insurance Company of Virginia. 1/


   (8)(d)(ii)Assignment and Modification Agreement between Neuberger and Berman Advisers Management Trust and The Life Insurance Company of Virginia. 10/


   (8)(e) Sales Agreement between Advisers Management Trust and The Life Insurance Company of Virginia. 1/

   (8)(e)(i)Addendum to Sales Agreement between Advisers Management Trust and The Life Insurance Company of Virginia. 1/

   (8)(f) Fund Participation Agreement between Janus Aspen Series and The Life Insurance Company of Virginia. 4/

   (8)(g) Fund Participation Agreement between Insurance Management Series, Federated Securities Corp., and The Life Insurance Company of Virginia. 5/


   (8)(h) Fund Participation Agreement between The Alger American Fund, Fred Alger and Company, Inc., and The Life Insurance Company of Virginia. 7/

   (8)(i) Fund Participation Agreement between Variable Insurance Products Fund III and The Life Insurance Company of Virginia.

   (8)(j) Fund Participation Agreement between PBHG Insurance Series Fund, Inc. and The Life Insurance Company of Virginia.

   (9)      Services Agreement  1/

   (10)     Form of Application  1/


   (11) Memorandum describing Life of Virginia's Issuance, Transfer, Redemption and Exchange Procedures for Policies. 10/


2. See Exhibit 1(A)5

3. Consents of the following:


   (3)(a) Opinion and Consent of J. Neil McMurdie, Associate Counsel and Assistant Vice President for Life of Virginia

   (3)(b)   Consent of Sutherland, Asbill & Brennan, L.L.P., Outside Counsel

   (3)(c)   Consent of KPMG Peat Marwick LLP

   (3)(d)   Consent of Ernst & Young LLP

4. Not Applicable

5. Not Applicable

6. Opinion and Consent of Actuary Bruce E. Booker, Vice President and Actuary of Life of Virginia

7. (a)      Power of Attorney  3/
   (b)      Power of Attorney dated April 2, 1996 10/

   (c)      Power of Attorney dated April 16, 1997

               -------------------------------------------------

1/ Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on April 24, 1992, File No. 33-12470.

2/ Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on March 25, 1993.

3/ Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on April 30, 1993.

4/ Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on April 29, 1994.

5/ Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on January 3, 1995.

6/ Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on March 2, 1995.

7/ Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on April 8, 1995.

8/ Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on September 28, 1995.

9/ Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on October 31, 1995.


10/ Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on May 1, 1996.

11/ Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on May 1, 1997.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant, Life of Virginia Separate Account III, certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of Henrico in the Commonwealth of Virginia, on the 29th day of April, 1997.

                     Life of Virginia Separate Account III

                  (Seal)The Life Insurance Company of Virginia
                           (Depositor)




Attest: ________________________ By: ____________________________________
                                      Selwyn L. Flournoy, Jr.
                                      Senior Vice President



  Pursuant to the requirements of the Securities Act of 1933, The Life Insurance Company of Virginia certifies that it meets the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of Henrico in the Commonwealth of Virginia on the 29th day of April, 1997.


                  (Seal)The Life Insurance Company of Virginia


Attest:_________________________  By: ___________________________________
                                       Selwyn L. Flournoy, Jr.
                                       Senior Vice President






Given under my hand this ______ day of ____________, 19___ in the City/County of _______________________, Commonwealth of Virginia.


---------------------------
Notary Public

---------------------------
My Commission Expires

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                   Title                                  Date


/s/ RONALD V. DOLAN         Director, Chairman of the Board        4/29/97
------------------------
Ronald V. Dolan

/s/ PAUL E. RUTLEDGE III    Director, President, and               4/29/97
------------------------    Chief Executive Officer
Paul E. Rutledge III

/s/ WILLIAM D. BALDWIN      Director, Senior Vice President        4/29/97
------------------------
William D.Baldwin

                            Director, Senior Vice President        4/29/97
------------------------
Selwyn L. Flournoy, Jr.

/s/ ROBERT A. BOWEN         Director, Senior Vice President        4/29/97
------------------------    and Director
Robert A. Bowen

/s/ LINDA L. LANAM          Director, Senior Vice President        4/29/97
------------------------
Linda L. Lanam

/s/ ROBERT D. CHINN         Director, Senior Vice President        4/29/97
------------------------
Robert D. Chinn

/s/ THOMAS A. BAREFIELD     Director, Senior Vice President        4/29/97
------------------------
Thomas A. Barefield

/s/ VICTOR C. MOSES         Director                               4/29/97
------------------------
Victor C. Moses

/s/ GEOFFREY S. STIFF       Director                               4/29/97
------------------------
Geoffrey S. Stiff



By _______________________________, pursuant to Power of Attorney executed on April 16, 1997.

                                    EXHIBITS

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III




(1)(m)            Resolution of Board of Directors

(1)(n)            Resolution of Board of Directors

(8)(i)            Fund Participation Agreement

(8)(j)            Fund Participation Agreement

3(a)              Opinion and Consent of J. Neil McMurdie
                  Counsel of Life of Virginia

3(b)              Consent of Sutherland, Asbill and Brennan, L.L.P.

3(c)              Consent of KPMG Peat Marwick LLP

3(d)              Consent of Ernst & Young LLP

6                 Opinion and Consent of Bruce E. Booker, Actuary
                  The Life Insurance Company of Virginia

7(c)              Power of Attorney